September 30, 2013, as supplemented May 1, 2014
Prospectus
Domestic Equity and Income Funds
•	Voya Large Cap Value Fund
Class/Ticker: A/IEDAX; B/IBEDX; C/IEDCX; I/IEDIX; O/ILVOX; R/IEDRX; W/IWEDX
•	Voya Real Estate Fund
Class/Ticker: A/CLARX; B/CRBCX; C/CRCRX; I/CRARX; O/IDROX; R/CRWRX; W/IREWX
Domestic Equity Growth Funds
•	Voya Growth Opportunities Fund
Class/Ticker: A/NLCAX; B/NLCBX; C/NLCCX; I/PLCIX; W/IGOWX
•	Voya MidCap Opportunities Fund
Class/Ticker: A/NMCAX; B/NMCBX; C/NMCCX; I/NMCIX; O/NMCOX; R/IMORX; W/IMOWX
•	Voya SmallCap Opportunities Fund
Class/Ticker: A/NSPAX; B/NSPBX; C/NSPCX; I/NSPIX; R/ISORX; W/ISOWX
Domestic Equity Value Fund
•	Voya Multi-Manager Mid Cap Value Fund
Class/Ticker: I/IMCVX
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.
E-Delivery Sign-up – details on back cover

Voya Growth Opportunities Fund  (formerly, ING Growth Opportunities Fund)
INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.
FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Voya mutual funds. More information about these and other discounts is available from your financial professional and in the discussion in the Sales Charges section of the Prospectus (page 45) or the Statement of Additional Information (page 168).
Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
A	5.75	None[1]
B	None	5.00
C	None	1.00
I	None	None
W	None	None
Annual Fund Operating Expenses2
Expenses you pay each year as a % of the value of your investment

Class		A	B	C	I	W
Management Fees	%	0.70	0.70	0.70	0.70	0.70
Distribution and/or Shareholder Services (12b-1) Fees	%	0.35	1.00	1.00	None	None
Administrative Services Fees	%	0.10	0.10	0.10	0.10	0.10
Other Expenses	%	0.31	0.31	0.31	0.16	0.31
Total Annual Fund Operating Expenses	%	1.46	2.11	2.11	0.96	1.11
Waivers and Reimbursements[3]	%	(0.16)	(0.16)	(0.16)	(0.01)	(0.16)
Total Annual Fund Operating Expenses After Waivers and Reimbursements	%	1.30	1.95	1.95	0.95	0.95
1	A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1 million or more.
2	Expense information has been restated to reflect current contractual rates.
3	The adviser is contractually obligated to limit expenses to 1.40%, 2.05%, 2.05%, 1.05%, and 1.05% for Class A, Class B, Class C, Class I, and Class W shares, respectively, through October 1, 2014. The obligation will automatically renew for one-year terms unless: (i) the adviser provides 90 days written notice of its termination; and (ii) such termination is approved by the Fund’s board; or (iii) the management agreement has been terminated. The obligation is subject to possible recoupment by the adviser within three years. In addition, the adviser is contractually obligated to further limit expenses to 1.30%, 1.95%, 1.95%, 0.95%, and 0.95% for Class A, Class B, Class C, Class I, and Class W shares, respectively, through October 1, 2015. The obligation will renew if the adviser elects to renew it and is subject to possible recoupment by the adviser within three years. Notwithstanding the foregoing, termination or modification of this obligation requires approval by the Fund’s board. This obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses.
Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples show costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Examples also assume that your investment had a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
A	Sold or Held	$700	995	1,312	2,208
B	Sold	$698	946	1,319	2,263
	Held	$198	646	1,119	2,263
C	Sold	$298	646	1,119	2,429
	Held	$198	646	1,119	2,429
I	Sold or Held	$97	305	530	1,177
W	Sold or Held	$97	337	596	1,337
The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Examples, affect the Fund's performance.
During the most recent fiscal year, the Fund's portfolio turnover rate was 123% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Fund invests primarily in common stocks of large-capitalization companies.
The Fund’s investment strategy uses a stock selection process that combines the discipline of quantitative screens with rigorous fundamental security analysis. The quantitative screens focus the fundamental analysis by identifying the stocks of companies with strong business momentum that demonstrate relative price strength, and have a perceived value not reflected in the current price. The objective of the fundamental analysis is to confirm the persistence of the company’s revenue and earnings growth, and validate the expectations for earnings estimate revisions,
Voya Growth Opportunities Fund

particularly relative to consensus estimates. A determination of reasonable valuation for individual securities is based on the judgment of the Sub-Adviser (“Sub-Adviser”).
For this Fund, large-capitalization companies are companies with market capitalizations which fall within the range of companies in the Russell 1000® Growth Index at the time of purchase. The market capitalization of companies within the Russell 1000® Growth Index will change with market conditions. The market capitalization of companies in the Russell 1000® Growth Index as of June 28, 2013 ranged from $1.7 billion to $372.2 billion.
The Fund may also invest in derivative instruments, which include, but are not limited to, index futures and options to hedge against market risk or to enhance returns. The Fund may also invest up to 25% of its assets in foreign securities.
The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others. The Fund may lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.
PRINCIPAL RISKS
You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Currency    To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Derivative Instruments    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and reduce its returns. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
Foreign Investments    Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.
Growth Investing    Prices of growth stocks typically reflect high expectations for future company growth, and may fall quickly and significantly if investors suspect that actual growth may be less than expected. Growth companies typically lack any dividends that might cushion price declines. Growth stocks tend to be more volatile than value stocks, and may underperform the market as a whole over any given time period.
Investment Model    The manager's proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.
Liquidity    If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Fund costs and impair the ability of the Fund to achieve its investment objectives.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

Voya Growth Opportunities Fund

Securities Lending    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
PERFORMANCE INFORMATION
The following information is intended to help you understand the risks of investing in the Fund. The following bar chart shows the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of a broad-based securities market index/indices for the same period. The Fund's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Fund's Class A shares. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Other class shares' performance would be higher or lower than Class A shares' performance because of the higher or lower expenses paid by Class A shares. The Fund's past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.voyainvestments.com/literature or call 1-800-992-0180.
Calendar Year Total Returns Class A
(as of December 31 of each year)

Best quarter: 1st, 2012, 17.72% and Worst quarter: 4th, 2008, -21.12%
The Fund's Class A shares' year-to-date total return as of June 30, 2013: 9.69%
Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs	10 Yrs	Inception Date
Class A before taxes	%	11.74	1.04	7.14	07/21/97
After tax on distributions	%	11.74	1.04	7.05	—
After tax on distributions with sale	%	7.63	0.89	6.26	—
Russell 1000® Growth Index [1,2]	%	15.26	3.12	7.52
Russell 3000® Growth Index[1,2]	%	15.21	3.15	7.69	—
Class B before taxes	%	12.84	1.21	7.08	07/21/97
Russell 1000® Growth Index [1,2]	%	15.26	3.12	7.52
Russell 3000® Growth Index [1,2]	%	15.21	3.15	7.69	—
Class C before taxes	%	16.84	1.58	7.09	07/21/97
Russell 1000® Growth Index [1,2]	%	15.26	3.12	7.52
Russell 3000® Growth Index [1,2]	%	15.21	3.15	7.69	—
Class I before taxes	%	18.98	2.61	8.23	01/08/02
Russell 1000® Growth Index [1,2]	%	15.26	3.12	7.52
Russell 3000® Growth Index [1,2]	%	15.21	3.15	7.69	—
Class W before taxes	%	19.00	2.53[3]	8.05[3]	07/21/97
Russell 1000® Growth Index [1,2]	%	15.26	3.12	7.52
Russell 3000® Growth Index [1,2]	%	15.21	3.15	7.69	—
1	The index returns do not reflect deductions for fees, expenses or taxes.
2	Beginning on December 31, 2013 the Fund changed its benchmark from the Russell 3000® Growth Index to the Russell 1000® Growth Index because the Russell 1000® Growth Index is considered by the adviser to be a more appropriate benchmark, reflecting the type of securities in which the Fund invests.
3	The 5 year and 10 year performance shown for Class W shares of the Fund includes the performance of Class Q shares of the Fund prior to their conversion to Class W shares.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary.
PORTFOLIO MANAGEMENT
Investment Adviser	Sub-Adviser
Voya Investments, LLC	Voya Investment Management Co. LLC

Portfolio Managers
Jeff Bianchi Portfolio Manager (since 01/09)	Christopher F. Corapi Portfolio Manager (since 04/10)
Michael Pytosh Portfolio Manager (since 04/12)
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange is open). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.voyainvestments.com; by writing to us at Voya
Voya Growth Opportunities Fund

Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258; or by calling us at 1-800-992-0180.
Minimum Initial Investment $ by share class

Class	A, C	I	W
Non-retirement accounts	$1,000	250,000	1,000
Retirement accounts	$250	250,000	1,000
Certain omnibus accounts	$250	—	—
Pre-Authorized Investment Plan	$1,000	—	—
There are no minimums for additional investments except that the Pre-Authorized Investment Plan requires a monthly investment of at least $100.
TAX INFORMATION
The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. If you are investing through a tax-deferred arrangement, you may be taxed upon withdrawals from that arrangement.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Voya Growth Opportunities Fund

Voya Large Cap Value Fund  (formerly, ING Large Cap Value Fund)
INVESTMENT OBJECTIVE
The Fund seeks long-term growth of capital and current income.
FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Voya mutual funds. More information about these and other discounts is available from your financial professional and in the discussion in the Sales Charges section of the Prospectus (page 45) or the Statement of Additional Information (page 168).
Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
A	5.75	None[1]
B	None	5.00
C	None	1.00
I	None	None
O	None	None
R	None	None
W	None	None
Annual Fund Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		A	B	C	I
Management Fees	%	0.65	0.65	0.65	0.65
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25	1.00	1.00	None
Administrative Services Fees	%	0.10	0.10	0.10	0.10
Other Expenses	%	0.15	0.15	0.15	0.07
Acquired Fund Fees and Expenses	%	0.01	0.01	0.01	0.01
Total Annual Fund Operating Expenses[2]	%	1.16	1.91	1.91	0.83
Waivers and Reimbursements[3]	%	None	None	None	(0.02)
Total Annual Fund Operating Expenses After Waivers and Reimbursements	%	1.16	1.91	1.91	0.81

Class		O	R	W
Management Fees	%	0.65	0.65	0.65
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25	0.50	None
Administrative Services Fees	%	0.10	0.10	0.10
Other Expenses	%	0.15	0.15	0.15
Acquired Fund Fees and Expenses	%	0.01	0.01	0.01
Total Annual Fund Operating Expenses[2]	%	1.16	1.41	0.91
Waivers and Reimbursements[3]	%	None	(0.05)	None
Total Annual Fund Operating Expenses After Waivers and Reimbursements	%	1.16	1.36	0.91
1	A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1 million or more.
2	Total Annual Fund Operating Expenses may be higher than the Fund's ratio of expenses to average net assets shown in the Fund's Financial Highlights, which reflect the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
3	The adviser is contractually obligated to limit expenses to 1.25%, 2.00%, 2.00%, 1.00%, 1.25%, 1.50%, and 1.00% for Class A, Class B, Class C, Class I, Class O, Class R, and Class W shares, respectively, through October 1, 2014. The obligation will automatically renew for one-year terms unless: (i) the adviser provides 90 days written notice of its termination; and (ii) such termination is approved by the Fund’s board; or (iii) the management agreement has been terminated. The obligation is subject to possible recoupment by the adviser within three years. In addition, the adviser is contractually obligated to further limit expenses of Class I shares to 0.80% through October 1, 2014. There is no guarantee that this obligation will continue after October 1, 2014. The obligation will renew if the adviser elects to renew it and is subject to possible recoupment by the adviser within three years. These obligations do not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. Last, the distributor is contractually obligated to waive 0.05% of the distribution fee for Class R shares of the Fund through October 1, 2014. There is no guarantee that the distribution fee waiver will continue after October 1, 2014. The distribution fee waiver will continue if the distributor elects to renew it. Notwithstanding the foregoing, termination or modification of these obligations requires approval by the Fund’s board.
Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples show costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Examples also assume that your investment had a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
A	Sold or Held	$686	922	1,177	1,903
B	Sold	$694	900	1,232	2,038
	Held	$194	600	1,032	2,038
C	Sold	$294	600	1,032	2,233
	Held	$194	600	1,032	2,233
I	Sold or Held	$83	263	459	1,023
O	Sold or Held	$118	368	638	1,409
R	Sold or Held	$138	441	766	1,687
W	Sold or Held	$93	290	504	1,120
The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable
Voya Large Cap Value Fund

account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Examples, affect the Fund's performance.
During the most recent fiscal year, the Fund's portfolio turnover rate was 123% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of dividend-paying, large-capitalization issuers. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. Equity securities include common and preferred stocks, warrants, and convertible securities. The sub-adviser (“Sub-Adviser”) defines large-capitalization companies as companies with market capitalizations that fall within the collective range of companies within the Russell 1000® Value Index (“Index”) at the time of purchase. The market capitalization range will change with market conditions as the market capitalization range of the companies in the Index changes. The market capitalization of companies in the Index as of June 28, 2013 ranged from $611.6 million to $401.7 billion. The Fund may invest in foreign securities, including companies located in countries with emerging securities markets, when the Sub-Adviser believes they present attractive investment opportunities.
The Sub-Adviser seeks to construct a portfolio of securities with a dividend yield that exceeds the average dividend yield of the companies included in the Russell 1000® Value Index. The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
The Sub-Adviser uses a valuation-based screening process to assist in the selection of companies according to criteria which include the following:
•	an above-average dividend yield, and stability and growth of the dividend;
•	market capitalization that is usually above $1 billion (although the Fund may also invest up to 20% of its assets in small- and mid-capitalization companies); and
•	the potential for growth of the dividend yield over several years.
The Sub-Adviser may from time to time select securities that do not meet all of these criteria. The Sub-Adviser then conducts intensive fundamental research on each company to evaluate its growth, profitability, and valuation characteristics.
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
PRINCIPAL RISKS
You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Convertible Securities    Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.
Credit    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
Currency    To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Dividend    Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.
Foreign Investments/Developing and Emerging Markets    Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.
Interest Rate    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the

Voya Large Cap Value Fund

case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Fund's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Fund investments, adversely affect values, and increase a Fund’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets.
Investment Model    The manager's proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.
Liquidity    If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Fund costs and impair the ability of the Fund to achieve its investment objectives.
Market Capitalization    Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.
Securities Lending    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
Value Investing    Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
PERFORMANCE INFORMATION
The following information is intended to help you understand the risks of investing in the Fund. The following bar chart shows the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of a broad-based securities market index/indices for the same period. The Fund's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Fund's Class A shares. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Other class shares' performance would be higher or lower than Class A shares' performance because of the higher or lower expenses paid by Class A shares. The Fund's past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.voyainvestments.com/literature or call 1-800-992-0180.
Because Class O shares of the Fund had not commenced operations as of the calendar year ended December 31, 2012, no performance information for Class O shares is provided below.
Voya Large Cap Value Fund

Calendar Year Total Returns Class A
(as of December 31 of each year)

Best quarter: 3rd, 2009, 18.23% and Worst quarter: 4th, 2008, -16.78%
The Fund's Class A shares' year-to-date total return as of June 30, 2013: 14.56%
Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs (or since inception)	Inception Date
Class A before taxes	%	7.58	3.14	3.13	12/18/07
After tax on distributions	%	6.64	1.65	1.70	—
After tax on distributions with sale	%	5.73	1.74	1.78	—
Russell 1000® Value Index[1]	%	17.51	0.59	0.59[2]	—
Class B before taxes	%	8.29	4.81	N/A	02/20/08
Russell 1000® Value Index[1]	%	17.51	1.47[2]	N/A	—
Class C before taxes	%	12.25	5.36	N/A	02/19/08
Russell 1000® Value Index[1]	%	17.51	1.47[2]	N/A	—
Class I before taxes	%	14.46	10.43	N/A	03/31/10
Russell 1000® Value Index[1]	%	17.51	9.27	N/A	—
Class R before taxes	%	13.93	16.49	N/A	08/05/11
Russell 1000® Value Index[1]	%	17.51	17.19	N/A	—
Class W before taxes	%	14.42	15.53	N/A	06/01/09
Russell 1000® Value Index[1]	%	17.51	15.32[2]	N/A	—
1	The index returns do not reflect deductions for fees, expenses, or taxes.
2	Reflects index performance since the date closest to the Class' inception for which data is available.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary.
PORTFOLIO MANAGEMENT
Investment Adviser	Sub-Adviser
Voya Investments, LLC	Voya Investment Management Co. LLC
Portfolio Managers
Christopher F. Corapi Portfolio Manager (since 05/11)	Vincent Costa, CFA Portfolio Manager (since 06/13)
Robert M. Kloss Portfolio Manager (since 04/10)
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange is open). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.voyainvestments.com; by writing to us at Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258; or by calling us at 1-800-992-0180.
Minimum Initial Investment $ by share class

Class	A, C	I	O	R	W
Non-retirement accounts	$1,000	250,000	1,000	—	1,000
Retirement accounts	$250	250,000	250	—	1,000
Certain omnibus accounts	$250	—	—	—	—
Pre-Authorized Investment Plan	$1,000	—	1,000	—	—
There are no minimums for additional investments except that the Pre-Authorized Investment Plan requires a monthly investment of at least $100. For Class O shares, if you are unable to invest at least $1,000 ($250 for retirement accounts/Coverdell Education Savings Accounts), you may open your account for $100 and invest an additional $100 per month using the Automatic Investment Plan. This allows you to invest regular amounts at regular intervals until you reach the required initial minimum.
TAX INFORMATION
The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. If you are investing through a tax-deferred arrangement, you may be taxed upon withdrawals from that arrangement.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Voya Large Cap Value Fund

Voya MidCap Opportunities Fund  (formerly, ING MidCap Opportunities Fund)
INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.
FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Voya mutual funds. More information about these and other discounts is available from your financial professional and in the discussion in the Sales Charges section of the Prospectus (page 45) or the Statement of Additional Information (page 168).
Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
A	5.75	None[1]
B	None	5.00
C	None	1.00
I	None	None
O	None	None
R	None	None
W	None	None
Annual Fund Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		A	B	C	I
Management Fees	%	0.75	0.75	0.75	0.75
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25	1.00	1.00	None
Administrative Services Fees	%	0.10	0.10	0.10	0.10
Other Expenses	%	0.23	0.23	0.23	0.12
Total Annual Fund Operating Expenses	%	1.33	2.08	2.08	0.97
Waivers and Reimbursements[2]	%	None	None	None	None
Total Annual Fund Operating Expenses After Waivers and Reimbursements	%	1.33	2.08	2.08	0.97

Class		O	R	W
Management Fees	%	0.75	0.75	0.75
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25	0.50	None
Administrative Services Fees	%	0.10	0.10	0.10
Other Expenses	%	0.23	0.23	0.23
Total Annual Fund Operating Expenses	%	1.33	1.58	1.08
Waivers and Reimbursements[2]	%	None	None	None
Total Annual Fund Operating Expenses After Waivers and Reimbursements	%	1.33	1.58	1.08
1	A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1 million or more.
2	The adviser is contractually obligated to limit expenses to 1.35%, 2.10%, 2.10%, 0.98%, 1.35%, 1.60%, and 1.10% for Class A, Class B, Class C, Class I, Class O, Class R, and Class W shares, respectively, through October 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. The obligation will automatically renew for one-year terms unless: (i) the adviser provides 90 days written notice of its termination; and (ii) such termination is approved by the Fund’s board; or (iii) the management agreement has been terminated. The obligation is subject to possible recoupment by the adviser within three years.
Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples show costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Examples also assume that your investment had a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
A	Sold or Held	$703	972	1,262	2,084
B	Sold	$711	952	1,319	2,219
	Held	$211	652	1,119	2,219
C	Sold	$311	652	1,119	2,410
	Held	$211	652	1,119	2,410
I	Sold or Held	$99	309	536	1,190
O	Sold or Held	$135	421	729	1,601
R	Sold or Held	$161	499	860	1,878
W	Sold or Held	$110	343	595	1,317
The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Examples, affect the Fund's performance.
During the most recent fiscal year, the Fund's portfolio turnover rate was 81% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of mid-sized U.S. companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.
Voya MidCap Opportunities Fund

The Fund normally invests in companies that the sub-adviser (“Sub-Adviser”) believes have above average prospects for growth. For this Fund, mid-sized companies are those companies with market capitalizations that fall within the range of companies in the Russell Midcap® Growth Index at the time of purchase. Capitalization of companies in the Russell Midcap® Growth Index will change with market conditions. The market capitalization of companies in the Russell Midcap® Growth Index as of June 28, 2013, ranged from $1.7 billion to $21.5 billion.
The Fund may also invest in derivative instruments including futures or index futures that have a similar profile to the benchmark of the Fund. The Fund typically uses derivatives for the purpose of maintaining equity market exposure on its cash balance. The Fund may also invest in foreign securities.
The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
In managing the Fund, the Sub-Adviser uses a stock selection process that combines the discipline of quantitative screens with rigorous fundamental security analysis. The quantitative screens focus the fundamental analysis by identifying the stocks of companies with strong business momentum that demonstrate relative price strength, and have a perceived value not reflected in the current price. The objective of the fundamental analysis is to confirm the persistence of the company's revenue and earnings growth and validate the Sub-Adviser’s expectations for earnings estimate revisions, particularly relative to consensus. A determination of reasonable valuation for individual securities is based on the judgment of the Sub-Adviser.
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
PRINCIPAL RISKS
You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Currency    To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Derivative Instruments    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and reduce its returns. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
Foreign Investments    Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.
Investment Model    The manager's proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.
Liquidity    If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth-oriented securities in which the Fund invests. Rather, the market could favor value-oriented securities or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Fund costs and impair the ability of the Fund to achieve its investment objectives.

Voya MidCap Opportunities Fund

Mid-Capitalization Company    Investments in mid-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.
Securities Lending    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
PERFORMANCE INFORMATION
The following information is intended to help you understand the risks of investing in the Fund. The following bar chart shows the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of a broad-based securities market index/indices for the same period. The Fund's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Fund's Class A shares. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Other class shares' performance would be higher or lower than Class A shares' performance because of the higher or lower expenses paid by Class A shares. The Fund's past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.voyainvestments.com/literature or call 1-800-992-0180.
Calendar Year Total Returns Class A
(as of December 31 of each year)

Best quarter: 2nd, 2003, 17.67% and Worst quarter: 4th, 2008, -23.42%
The Fund's Class A shares' year-to-date total return as of June 30, 2013: 12.67%
Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class A before taxes	%	7.01	3.79	10.54	08/20/98
After tax on distributions	%	6.59	3.57	10.12	—
After tax on distributions with sale	%	5.12	3.23	9.30	—
Russell Midcap® Growth Index[1]	%	15.81	3.23	10.32	—
Russell Midcap® Index[1]	%	17.28	3.57	10.65	—
Class B before taxes	%	7.71	3.91	10.37	08/20/98
Russell Midcap® Growth Index[1]	%	15.81	3.23	10.32	—
Russell Midcap® Index[1]	%	17.28	3.57	10.65	—
Class C before taxes	%	11.72	4.25	10.38	08/20/98
Russell Midcap® Growth Index[1]	%	15.81	3.23	10.32	—
Russell Midcap® Index[1]	%	17.28	3.57	10.65	—
Class I before taxes	%	14.14	5.50	11.65	08/20/98
Russell Midcap® Growth Index[1]	%	15.81	3.23	10.32	—
Russell Midcap® Index[1]	%	17.28	3.57	10.65	—
Class O before taxes	%	13.60	5.98	N/A	06/04/08
Russell Midcap® Growth Index[1]	%	15.81	3.41[2]	N/A	—
Russell Midcap® Index[1]	%	17.28	3.79[2]	N/A	—
Class R before taxes	%	13.36	12.64	N/A	08/05/11
Russell Midcap® Growth Index[1]	%	15.81	13.96	N/A	—
Russell Midcap® Index[1]	%	17.28	15.86	N/A	—
Class W before taxes	%	13.87	18.32	N/A	06/01/09
Russell Midcap® Growth Index[1]	%	15.81	18.08[2]	N/A	—
Russell Midcap® Index[1]	%	17.28	18.86[2]	N/A	—
1	The index returns do not reflect deductions for fees, expenses, or taxes.
2	Reflects index performance since the date closest to the Class' inception for which data is available.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any
Voya MidCap Opportunities Fund

losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary.
PORTFOLIO MANAGEMENT
Investment Adviser	Sub-Adviser
Voya Investments, LLC	Voya Investment Management Co. LLC

Portfolio Managers
Jeff Bianchi, CFA Portfolio Manager (since 07/05)	Michael Pytosh Portfolio Manager (since 04/12)
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange is open). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.voyainvestments.com; by writing to us at Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258; or by calling us at 1-800-992-0180.
Minimum Initial Investment $ by share class

Class	A, C	I	O	R	W
Non-retirement accounts	$1,000	250,000	1,000	—	1,000
Retirement accounts	$250	250,000	250	—	1,000
Certain omnibus accounts	$250	—	—	—	—
Pre-Authorized Investment Plan	$1,000	—	1,000	—	—
There are no minimums for additional investments except that the Pre-Authorized Investment Plan requires a monthly investment of at least $100. For Class O shares, if you are unable to invest at least $1,000 ($250 for retirement accounts/Coverdell Education Savings Accounts), you may open your account for $100 and invest an additional $100 per month using the Automatic Investment Plan. This allows you to invest regular amounts at regular intervals until you reach the required initial minimum.
TAX INFORMATION
The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. If you are investing through a tax-deferred arrangement, you may be taxed upon withdrawals from that arrangement.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Voya MidCap Opportunities Fund

Voya Multi-Manager Mid Cap Value Fund  (formerly, ING Mid Cap Value Fund)
INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.
FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
I	None	None
Annual Fund Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class	I
Management Fee	0.70%
Distribution and/or Shareholder Services (12b-1) Fees	None
Administrative Services Fee	0.10%
Other Expenses	0.07
Total Annual Fund Operating Expenses	0.87
Waivers and Reimbursements[1]	None
Total Annual Fund Operating Expenses After Waivers and Reimbursements	0.87
1	The adviser is contractually obligated to limit expenses to 0.90% for Class I shares through October 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. The obligation will automatically renew for one-year terms unless: (i) the adviser provides 90 days written notice of its termination; and (ii) such termination is approved by the Fund’s board; or (iii) the management agreement has been terminated. The obligation is subject to possible recoupment by the adviser within three years.
Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example shows costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Example also assumes that your investment had a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
I	Sold or Held	$89	278	482	1,073
The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund's performance.
During the most recent fiscal year, the Fund's portfolio turnover rate was 111% of the average value of its portfolio.
At the close of business on February 9, 2014, LSV Asset Management was added as an additional sub-adviser to the Fund. During the period from the opening of business on January 24, 2014 through the close of business on February 9, 2014, the Fund was in a transition period which resulted in significant buy and sell transactions which caused an increase in the Fund’s portfolio turnover rate. These transactions resulted in the realization of taxable gains or losses for the Fund resulting in taxable distributions to the Fund’s shareholders. In addition, these transactions resulted in transaction costs which were borne by the shareholders.
PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of mid-capitalization companies. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.
The sub-advisers define mid-capitalization companies as those companies with market capitalizations that fall within the collective range of companies within the Russell Midcap® Index and the S&P MidCap 400 Index at the time of purchase. Capitalization of companies in these indices will change with market conditions. As of June 28, 2013, this range was approximately $527.9 million to $21.5 billion.
The Fund focuses on securities that the sub-advisers believe are undervalued in the marketplace.
The Fund expects to invest primarily in securities of U.S.-based companies, but may also invest in securities of non-U.S. companies, including companies located in countries with emerging securities markets.
The Fund may also invest up to 20% of its net assets in real estate investment trusts (“REITs”).
The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
Voya Multi-Manager Mid Cap Value Fund

LSV Asset Management (“LSV”), RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)”), and Wellington Management Company, LLP (“Wellington Management”) (each a “Sub-Adviser” and collectively “Sub-Advisers”) provide the day-to-day management of the Fund. The Sub-Advisers act independently of each other and use their own methodology for selecting investments. The Fund’s investment adviser will determine the amount of Fund assets allocated to each Sub-Adviser.
LSV Asset Management
LSV’s active investment strategy uses a quantitative investment model to evaluate and recommend investment decisions for the Fund in a bottom-up, contrarian value approach. The primary components of LSV’s quantitative model are:
•	indicators of fundamental undervaluation, such as low price-to-cash flow ratio or low price-to-earnings ratio,
•	indicators of past negative market sentiment, such as poor past stock price performance,
•	indicators of recent momentum, such as high recent stock price performance, and
•	control of incremental risk relative to the benchmark index.
All such indicators are measured relative to the overall universe of mid-cap companies.
RBC GAM (US)
RBC GAM (US) uses a disciplined, bottom-up approach to select stocks for the Fund’s portfolio with a focus on fundamental research and qualitative analysis. This analysis considers factors such as attractive and sustainable business fundamentals, financial strength, management strength, and low valuation.
Wellington Management
Wellington Management employs a contrarian approach to stock selection. The approach demands an emphasis on extensive research to identify stocks of companies that Wellington Management believes possess fundamentals that are not adequately reflected in the market price of their securities. Valuation techniques are a key component of the Wellington Management’s investment approach. Wellington Management’s determination of a stock’s value is based on three primary criteria: its issuer’s earnings power, growth potential, and price-to-earnings ratio. Wellington Management then selects the stocks whose issuers, in its opinion, have the most compelling blend of attractive valuation, a strong management team, and strong industry position.
Each Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
PRINCIPAL RISKS
You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Currency    To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Foreign Investments/Developing and Emerging Markets    Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.
Investment Model    The manager's proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.
Liquidity    If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these

Voya Multi-Manager Mid Cap Value Fund

areas may adversely impact the investment techniques available to a manager, add to Fund costs and impair the ability of the Fund to achieve its investment objectives.
Mid-Capitalization Company    Investments in mid-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.
Real Estate Companies and Real Estate Investment Trusts (“REITs”)    Investing in real estate companies and REITs may subject the Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.
Securities Lending    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
Value Investing    Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
PERFORMANCE INFORMATION
The following information is intended to help you understand the risks of investing in the Fund. The following bar chart shows the Fund's performance for the first full calendar year of operations and the table compares the Fund's performance to the performance of a broad-based securities market index/indices for the same period. The Fund's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Fund's Class I shares. The Fund's past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.voyainvestments.com/literature or call 1-800-992-0180.
Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 1st, 2012, 16.25% and Worst quarter: 2nd, 2012, -7.03%
The Fund's Class I shares' year-to-date total return as of June 30, 2013: 14.25%
Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs	Inception Date
Class I before taxes	%	20.20	33.59	N/A	10/03/11
After tax on distributions	%	15.57	28.50	N/A	—
After tax on distributions with sale	%	13.56	25.85	N/A	—
Russell Midcap® Value Index[1]	%	18.51	31.01	N/A	—
1	The index returns do not reflect deductions for fees, expenses, or taxes.
PORTFOLIO MANAGEMENT
From the opening of business on January 24, 2014 through the close of business on February 9, 2014, a portion of the Fund’s assets was managed by a transition manager in preparation for the addition of a new Sub-Adviser: LSV Asset Management. Effective on or about February 10, 2014, the following serve as adviser, sub-advisers, and portfolio managers to the Fund:
Investment Adviser
Voya Investments, LLC

Sub-Adviser
LSV Asset Management

Portfolio Managers
Josef Lakonishok Portfolio Manager (since 02/14)	Puneet Mansharamani Portfolio Manager (since 02/14)
Menno Vermeulen Portfolio Manager (since 02/14)

Sub-Adviser
RBC Global Asset Management (U.S.) Inc.
Voya Multi-Manager Mid Cap Value Fund

Portfolio Managers
Lance F. James Portfolio Manager (since 09/11)	Stephen E. Kylander Portfolio Manager (since 09/11)

Sub-Adviser
Wellington Management Company, LLP

Portfolio Manager
James N. Mordy Portfolio Manager (since 09/11)
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange is open). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.voyainvestments.com; by writing to us at Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258; or by calling us at 1-800-992-0180.
Minimum Initial Investment $ by share class

Class	I
Non-retirement accounts	$250,000
Retirement accounts	$250,000
Certain omnibus accounts	$—
Pre-Authorized Investment Plan	$—
There are no minimums for additional investments.
TAX INFORMATION
The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. If you are investing through a tax-deferred arrangement, you may be taxed upon withdrawals from that arrangement.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Voya Multi-Manager Mid Cap Value Fund

Voya Real Estate Fund  (formerly, ING Real Estate Fund)
INVESTMENT OBJECTIVE
The Fund seeks total return consisting of long-term capital appreciation and current income.
FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Voya mutual funds. More information about these and other discounts is available from your financial professional and in the discussion in the Sales Charges section of the Prospectus (page 45) or the Statement of Additional Information (page 168).
Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
A	5.75	None[1]
B	None	5.00
C	None	1.00
I	None	None
O	None	None
R	None	None
W	None	None
Annual Fund Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		A	B	C	I
Management Fees	%	0.70	0.70	0.70	0.70
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25	1.00	1.00	None
Administrative Services Fees	%	0.10	0.10	0.10	0.10
Other Expenses	%	0.17	0.17	0.17	0.09
Total Annual Fund Operating Expenses	%	1.22	1.97	1.97	0.89
Waivers and Reimbursements[2]	%	None	None	None	None
Total Annual Fund Operating Expenses After Waivers and Reimbursements	%	1.22	1.97	1.97	0.89

Class		O	R	W
Management Fees	%	0.70	0.70	0.70
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25	0.50	None
Administrative Services Fees	%	0.10	0.10	0.10
Other Expenses	%	0.17	0.17	0.17
Total Annual Fund Operating Expenses	%	1.22	1.47	0.97
Waivers and Reimbursements[2]	%	None	None	None
Total Annual Fund Operating Expenses After Waivers and Reimbursements	%	1.22	1.47	0.97
1	A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1 million or more.
2	The adviser is contractually obligated to limit expenses to 1.45%, 2.20%, 2.20%, 1.00%, 1.45%, 1.70% and 1.20% for Class A, Class B, Class C, Class I, Class O, Class R and Class W shares, respectively, through October 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. The obligation will automatically renew for one-year terms unless: (i) the adviser provides 90 days written notice of its termination; and (ii) such termination is approved by the Fund’s board; or (iii) the management agreement has been terminated. The obligation is subject to possible recoupment by the adviser within three years.
Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples show costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Examples also assume that your investment had a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
A	Sold or Held	$692	940	1,207	1,967
B	Sold	$700	918	1,262	2,102
	Held	$200	618	1,062	2,102
C	Sold	$300	618	1,062	2,296
	Held	$200	618	1,062	2,296
I	Sold or Held	$91	284	493	1,096
O	Sold or Held	$124	387	670	1,477
R	Sold or Held	$150	465	803	1,757
W	Sold or Held	$99	309	536	1,190
The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Examples, affect the Fund's performance.
During the most recent fiscal year, the Fund's portfolio turnover rate was 40% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common and preferred stocks of U.S. real estate investment trusts (“REITs”) and real estate companies. The Fund will provide
Voya Real Estate Fund

shareholders with at least 60 days' prior notice of any change in this investment policy. The sub-adviser (“Sub-Adviser”) defines a real estate company as a company that: (i) derives at least 50% of its total revenue or earnings from owning, operating, developing, managing, and/or selling real estate; or (ii) has at least 50% of its assets invested in real estate. Companies principally engaged in the real estate industry may include REITs, master limited partnerships, real estate owners, real estate managers, real estate brokers, real estate dealers, and companies with substantial real estate holdings.
The Sub-Adviser may invest in companies with any market capitalization. However, the Sub-Adviser will generally not invest in companies with a market capitalization of less than $100 million at the time of purchase. The Fund may also invest in convertible securities, initial public offerings, and Rule 144A securities.
The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
The Sub-Adviser focuses on investments that generally provide income and also have the potential for long-term capital appreciation. The Sub-Adviser uses systematic, top-down research to evaluate property market conditions and trends to judge which market sectors offer potentially attractive returns. The Sub-Adviser uses proprietary analytical techniques to identify the securities which it believes will provide above-average cash flow yield and growth. Companies are evaluated for purchase and sale using several different qualitative and quantitative factors such as valuation, capital structure, management, and strategy. The Sub-Adviser will sell a security when it no longer meets these criteria. The Sub-Adviser's investment approach, with its emphasis on investments in companies primarily engaged in the real estate industry, is expected to produce a total return that is closely tied to the performance of the market for publicly traded real estate companies, including real estate investment trusts, which is a narrow segment of the overall U.S. stock market.
The Fund is non-diversified, which means it may invest a significant portion of its assets in a single issuer.
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
PRINCIPAL RISKS
You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Concentration    As a result of the Fund “concentrating,” as that term is defined in the 1940 Act, its assets in the securities of a particular industry or group of industries or single country or region, the Fund may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities in which the Fund concentrates fall out of favor, the Fund could underperform funds that have greater diversification.
Credit    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
Convertible Securities    Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.
Initial Public Offerings    Initial Public Offerings (“IPOs”) and companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs or that IPOs in which the Fund invests will rise in value. Furthermore, the value of securities of newly public companies may decline in value shortly after the IPO. When the Fund's asset base is small, the impact of such investments on the Fund's return will be magnified. If the Fund's assets grow, it is likely that the effect of the Fund's investment in IPOs on the Fund's return will decline.
Interest Rate    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Fund's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Fund investments, adversely affect values, and increase a Fund’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets.

Voya Real Estate Fund

Investment Model    The manager's proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.
Issuer Non-Diversification    The Fund is classified as a “non-diversified” investment company and, therefore, is subject to the risks of focusing investments in a small number of issuers, industries or foreign currencies, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.
Liquidity    If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Fund costs and impair the ability of the Fund to achieve its investment objectives.
Market Capitalization    Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.
Real Estate Companies and Real Estate Investment Trusts (“REITs”)    Investing in real estate companies and REITs may subject the Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.
Securities Lending    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
PERFORMANCE INFORMATION
The following information is intended to help you understand the risks of investing in the Fund. The following bar chart shows the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of a broad-based securities market index/indices for the same period. The Fund's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Fund's Class I shares. Other class shares' performance would be lower than Class I shares' performance because of lower expenses paid by Class I shares. The Fund's past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.voyainvestments.com/literature or call 1-800-992-0180.
Calendar Year Total Returns Class I
(as of December 31 of each year)

Best quarter: 3rd, 2009, 36.19% and Worst quarter: 4th, 2008, -37.46%
Voya Real Estate Fund

The Fund's Class I shares' year-to-date total return as of June 30, 2013: 5.15%
Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs (or since inception)	Inception Date
Class A before taxes	%	8.64	4.94	11.39	12/20/02
MSCI U.S. REIT® Index[1]	%	16.47	4.11	11.58[2]	—
Class B before taxes	%	9.40	5.06	11.18	11/20/02
MSCI U.S. REIT® Index[1]	%	16.47	4.11	11.58[2]	—
Class C before taxes	%	13.38	5.40	11.69	01/17/03
MSCI U.S. REIT® Index[1]	%	16.47	4.11	12.00[2,3]	—
Class I before taxes	%	15.61	6.54	12.41	12/31/96
After tax on distributions	%	14.72	5.54	10.57	—
After tax on distributions with sale	%	10.14	5.01	9.99	—
MSCI U.S. REIT® Index[1]	%	16.47	4.11	11.58[2]	—
Class O before taxes	%	15.24	6.17	9.18	09/15/04
MSCI U.S. REIT® Index[1]	%	16.47	4.11	4.22[3]	—
Class R before taxes	%	14.94	18.71	N/A	08/05/11
MSCI U.S. REIT® Index[1]	%	16.47	19.39	N/A	—
Class W before taxes	%	15.58	6.52	7.07	12/17/07
MSCI U.S. REIT® Index[1]	%	16.47	4.11	4.11[3]	—
1	The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.
2	The index returns do not include the deduction of withholding taxes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary.
PORTFOLIO MANAGEMENT
Investment Adviser	Sub-Adviser
Voya Investments, LLC	CBRE Clarion Securities LLC

Portfolio Managers
T. Ritson Ferguson Portfolio Manager (since 12/96)	Joseph P. Smith Portfolio Manager (since 09/05)
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange is open). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.voyainvestments.com; by writing to us at Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258; or by calling us at 1-800-992-0180.
Minimum Initial Investment $ by share class

Class	A, C	I	O	R	W
Non-retirement accounts	$1,000	250,000	1,000	—	1,000
Retirement accounts	$250	250,000	250	—	1,000
Certain omnibus accounts	$250	—	—	—	—
Pre-Authorized Investment Plan	$1,000	—	1,000	—	—
There are no minimums for additional investments except that the Pre-Authorized Investment Plan requires a monthly investment of at least $100. For Class O shares, if you are unable to invest at least $1,000 ($250 for retirement accounts/Coverdell Education Savings Accounts), you may open your account for $100 and invest an additional $100 per month using the Automatic Investment Plan. This allows you to invest regular amounts at regular intervals until you reach the required initial minimum.
TAX INFORMATION
The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. If you are investing through a tax-deferred arrangement, you may be taxed upon withdrawals from that arrangement.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Voya Real Estate Fund

Voya SmallCap Opportunities Fund  (formerly, ING SmallCap Opportunities Fund)
INVESTMENT OBJECTIVE
The Fund seeks capital appreciation.
FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Voya mutual funds. More information about these and other discounts is available from your financial professional and in the discussion in the Sales Charges section of the Prospectus (page 45) or the Statement of Additional Information (page 168).
Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
A	5.75	None[1]
B	None	5.00
C	None	1.00
I	None	None
R	None	None
W	None	None
Annual Fund Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		A	B	C	I	R	W
Management Fees	%	0.90	0.90	0.90	0.90	0.90	0.90
Distribution and/or Shareholder Services (12b-1) Fees	%	0.25	1.00	1.00	None	0.50	None
Administrative Services Fees	%	0.10	0.10	0.10	0.10	0.10	0.10
Other Expenses	%	0.28	0.28	0.28	0.30	0.28	0.28
Acquired Fund Fees and Expenses	%	0.01	0.01	0.01	0.01	0.01	0.01
Total Annual Fund Operating Expenses[2]	%	1.54	2.29	2.29	1.31	1.79	1.29
Waivers and Reimbursements[3]	%	(0.03)	(0.03)	(0.03)	(0.20)	(0.03)	(0.03)
Total Annual Fund Operating Expenses After Waivers and Reimbursements	%	1.51	2.26	2.26	1.11	1.76	1.26
1	A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1 million or more.
2	Total Annual Fund Operating Expenses may be higher than the Fund's ratio of expenses to average net assets shown in the Fund's Financial Highlights, which reflect the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
3	The adviser is contractually obligated to limit expenses to 1.50%, 2.25%, 2.25%, 1.10%, 1.75% and 1.25% for Class A, Class B, Class C, Class I, Class R and Class W shares, respectively, through October 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses.
The obligation will automatically renew for one-year terms unless: (i) the adviser provides 90 days written notice of its termination; and (ii) such termination is approved by the Fund’s board; or (iii) the management agreement has been terminated. The obligation is subject to possible recoupment by the adviser within three years.
Expense Examples $

The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples show costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Examples also assume that your investment had a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
A	Sold or Held	$720	1,031	1,363	2,302
B	Sold	$729	1,012	1,422	2,435
	Held	$229	712	1,222	2,435
C	Sold	$329	712	1,222	2,623
	Held	$229	712	1,222	2,623
I	Sold or Held	$113	395	699	1,562
R	Sold or Held	$179	560	967	2,103
W	Sold or Held	$128	406	705	1,554
The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Examples, affect the Fund's performance.
During the most recent fiscal year, the Fund's portfolio turnover rate was 45% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of smaller, lesser-known U.S. companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.
The Fund normally invests in companies that the sub-adviser (“Sub-Adviser”) believes have above average prospects for growth. For this Fund, smaller companies are those with market capitalizations that fall within the range of companies in the Russell 2000® Growth Index at the time of purchase. The Russell
Voya SmallCap Opportunities Fund

2000® Growth Index is an index that measures the performance of small growth companies. Capitalization of companies in the Russell 2000® Growth Index will change with market conditions. The market capitalization of companies in the Russell 2000® Growth Index as of June 28, 2013, ranged from $30.4 million to $3.9 billion.
The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
The Sub-Adviser uses a disciplined combination of quantitative screens and bottom-up fundamental security analysis to build a broadly diversified portfolio of companies that the Sub-Adviser believes will have improving bottom lines with reasonable valuation, and whose stocks demonstrate relative strength. The focus of company analysis is upon the prospects for continuing bottom-line growth, balance sheet strength, and cash flow characteristics. A determination of reasonable valuation for individual securities is based on the judgment of the Sub-Adviser.
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
PRINCIPAL RISKS
You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Investment Model    The manager's proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.
Liquidity    If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth-oriented securities in which the Fund invests. Rather, the market could favor value-oriented securities or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Fund costs and impair the ability of the Fund to achieve its investment objectives.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.
Securities Lending    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
Small-Capitalization Company    Investments in small-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
PERFORMANCE INFORMATION
The following information is intended to help you understand the risks of investing in the Fund. The following bar chart shows the changes in the Fund's performance from year to year, and the table compares the Fund's performance to the performance of a broad-based securities market index/indices for the same period. The Fund's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Fund's Class A shares. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Other class shares' performance would be higher or lower than Class A shares' performance because of the higher or lower expenses paid by Class A shares. The Fund's past performance (before and

Voya SmallCap Opportunities Fund

after taxes) is no guarantee of future results. For the most recent performance figures, go to www.voyainvestments.com/literature or call 1-800-992-0180.
Calendar Year Total Returns Class A
(as of December 31 of each year)

Best quarter: 2nd, 2009, 23.05% and Worst quarter: 4th, 2008, -25.37%
The Fund's Class A shares' year-to-date total return as of June 30, 2013: 15.35%
Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs (or since inception)	10 Yrs (or since inception)	Inception Date
Class A before taxes	%	8.19	4.32	9.66	06/05/95
After tax on distributions	%	7.92	4.26	9.62	—
After tax on distributions with sale	%	5.67	3.71	8.62	—
Russell 2000® Growth Index[1]	%	14.59	3.49	9.80	—
Russell 2000® Index[1]	%	16.35	3.56	9.72	—
Class B before taxes	%	8.98	4.43	9.50	06/05/95
Russell 2000® Growth Index[1]	%	14.59	3.49	9.80	—
Russell 2000® Index[1]	%	16.35	3.56	9.72	—
Class C before taxes	%	12.94	4.77	9.50	06/05/95
Russell 2000® Growth Index[1]	%	14.59	3.49	9.80	—
Russell 2000® Index[1]	%	16.35	3.56	9.72	—
Class I before taxes	%	15.27	6.04	10.82	04/01/99
Russell 2000® Growth Index[1]	%	14.59	3.49	9.80	—
Russell 2000® Index[1]	%	16.35	3.56	9.72	—
Class R before taxes	%	14.57	16.72	N/A	08/05/11
Russell 2000® Growth Index[1]	%	14.59	13.64	N/A	—
Russell 2000® Index[1]	%	16.35	14.86	N/A	—
Class W before taxes	%	15.11	5.90	6.50	12/17/07
Russell 2000® Growth Index[1]	%	14.59	3.49	3.49[2]	—
Russell 2000® Index[1]	%	16.35	3.56	3.56[2]	—
1	The index returns do not reflect deductions for fees, expenses, or taxes.
2	Reflects index performance since the date closest to the Class' inception for which data is available.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are shown for Class A shares only. After-tax returns for other classes will vary.
PORTFOLIO MANAGEMENT
Investment Adviser	Sub-Adviser
Voya Investments, LLC	Voya Investment Management Co. LLC

Portfolio Managers
Joseph Basset, CFA Portfolio Manager (since 04/12)	James Hasso Portfolio Manager (since 10/08)
Steve Salopek Portfolio Manager (since 07/05)
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange is open). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.voyainvestments.com; by writing to us at Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258; or by calling us at 1-800-992-0180.
Minimum Initial Investment $ by share class

Class	A, C	I	R	W
Non-retirement accounts	$1,000	250,000	—	1,000
Retirement accounts	$250	250,000	—	1,000
Certain omnibus accounts	$250	—	—	—
Pre-Authorized Investment Plan	$1,000	—	—	—
There are no minimums for additional investments except that the Pre-Authorized Investment Plan requires a monthly investment of at least $100.
TAX INFORMATION
The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. If you are investing through a tax-deferred arrangement, you may be taxed upon withdrawals from that arrangement.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Voya SmallCap Opportunities Fund

KEY FUND INFORMATION

This Prospectus contains information about the Funds and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.
The Funds' Statement of Additional Information (“SAI”) is incorporated by reference into (legally made a part of) this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works, and other information that may be helpful to you in your decision to invest. You may obtain a copy, without charge, from the Funds.
Other Voya mutual funds may also be offered to the public that have similar names, investment objectives, and principal investment strategies as those of the Funds. You should be aware that a Fund is likely to differ from these other Voya mutual funds in size and cash flow pattern. Accordingly, the performance of a Fund can be expected to vary from those of other Voya mutual funds.
Other mutual funds and/or funds-of-funds may invest in the Funds. So long as the Funds accept investments by other investment companies, they will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.
Each Fund is a series of Voya Equity Trust (formerly, ING Equity Trust) (“Trust”), a Massachusetts business trust.  Each Fund is managed by Voya Investments, LLC (formerly, ING Investments, LLC) (“Voya Investments” or “Adviser”).
Fundamental Policies
Fundamental investment policies contained in the SAI may not be changed without shareholder approval. The Board of Trustees (“Board”) and/or the Adviser may change any other policies and investment strategies.
Non-Fundamental Investment Policies
Certain Funds have adopted non-fundamental investment policies to invest the Fund's assets in securities that are consistent with the Fund's name. For more information about these policies, please consult the SAI.
Fund Diversification
Each Fund's diversification status is outlined in the table below. A diversified fund may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or other investment companies). A non-diversified fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer.
Fund	Diversified	Non-Diversified
Voya Growth Opportunities	X
Voya Large Cap Value	X
Voya MidCap Opportunities	X
Voya Multi-Manager Mid Cap Value Fund	X
Voya Real Estate		X
Voya SmallCap Opportunities	X
Investor Diversification
Although the Funds are designed to serve as a component of a diversified investment portfolio of securities, no single mutual fund can provide an appropriate investment program for all investors. You should evaluate each Fund in the context of your personal financial situation, investment objectives, and other investments.
Temporary Defensive Strategies
When the Adviser or sub-adviser (if applicable) to a Fund anticipates unusual market, economic, political, or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. In such circumstances, that Fund may invest in securities believed to present less risk, such as cash, cash equivalents, money market fund shares and other money market instruments, debt securities that are high quality or higher quality than normal, more liquid securities, or others. While a Fund invests defensively, it may not achieve its investment objective. A Fund's defensive investment position may not be effective in protecting its value. It is impossible to predict accurately how long such alternative strategies may be utilized. The types of defensive positions in which a Fund may engage are identified and discussed in the SAI.

KEY FUND INFORMATION (continued)

Percentage and Rating Limitations
The percentage and rating limitations on Fund investments listed in this Prospectus apply at the time of investment.
Investment Not Guaranteed
Please note your investment is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.
Shareholder Reports
Each Fund's fiscal year ends May 31. Each Fund will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by an independent registered public accounting firm will be sent to shareholders every year.

MORE INFORMATION ABOUT THE FUNDS

Additional Information About the Investment Objectives
Each Fund's investment objective, with the exception of Voya Growth Opportunities Fund, is non-fundamental and may be changed by a vote of the Fund's Board, without shareholder approval. A Fund will provide 60 days' prior written notice of any change in a non-fundamental investment objective. There is no guarantee the Funds will achieve their respective investment objectives.
The investment objective for Voya Growth Opportunities Fund is fundamental. Any change in this fundamental investment objective requires shareholder approval.
Additional Information About Principal Investment Strategies
For a complete description of each Fund's principal investment strategies, please see the Fund's summary prospectus or the summary section of this Prospectus.
Additional Information About the Risks
All mutual funds involve risk - some more than others - and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. Below is a discussion of the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the SAI.
Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Adviser or sub-adviser can decide whether to use them. The Funds may invest in these securities or use these techniques as part of the Funds' principal investment strategies. However, the Adviser or sub-adviser may also use these investment techniques or make investments in securities that are not a part of the Funds' principal investment strategies.
The discussions below expand on the risks included in a Fund's summary section of the Prospectus. Please see the SAI for a further discussion of the principal and other investment strategies employed by each Fund.
Company.    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Concentration in Real Estate Industry.    As a result of a fund “concentrating,” as that term is defined in the 1940 Act, its assets in securities related to a particular industry, a fund may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities of the particular industry as a group fall out of favor, a fund could underperform funds that have greater industry diversification. When a fund is concentrated in the real estate industry, investments in issuers principally engaged in real estate, including real estate investment trusts, may subject the fund to risks similar to those associated with the direct ownership of real estate including terrorist attacks, war or other acts that destroy real property. In addition these investments may be affected by such factors as falling real estate prices, rising interest rates or property taxes, high foreclosure rates, environmental problems, zoning changes, overbuilding, overall declines in the economy and the management skill and creditworthiness of the company. Real estate investment trusts may also be affected by tax and regulatory requirements.
Convertible Securities.    Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.
The value of a convertible security will normally fluctuate in some proportion to changes in the value of the underlying security because of the conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying security. A convertible security may also provide income and be subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. In the event the issuer of a convertible security is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, a fund could lose money. A fund may be forced to convert a convertible security before it otherwise would do so, which may decrease the fund's returns.

MORE INFORMATION ABOUT THE FUNDS (continued)

Credit.    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
Currency.    To the extent that a fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, a fund's investments in foreign currency or foreign currency-denominated securities may reduce the value of the fund's assets.
Derivative Instruments.    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of a fund and reduce its returns. Derivatives may not perform as expected, so a fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose a fund to the risk of improper valuation. Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. The investment of a fund's assets required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the fund; therefore, the purchase of certain derivatives may have an economic leveraging effect on the fund; thus exaggerating any increase or decrease in the net asset value of the fund. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty's ability to perform its obligations and further that any deterioration in the counterparty's creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or for prices that do not reflect current market value. A fund's adviser or sub-adviser might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains to a fund.
Dividend.    Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.
Foreign Investments/Developing and Emerging Markets.    To the extent a fund invests in securities of issuers in markets outside the United States, its share price may be more volatile than if it invested in securities of issuers in the U.S. market due to, among other things, the following factors: comparatively unstable political, social and economic conditions, and limited or ineffectual judicial systems; comparatively small market sizes, making securities less liquid and securities prices more sensitive to the movements of large investors and more vulnerable to manipulation; governmental policies or actions, such as high taxes, restrictions on currency movements, replacement of currency, potential for default on sovereign debt, trade or diplomatic disputes, creation of monopolies, and the seizure of private property through confiscatory taxation and expropriation or nationalization of company assets; incomplete, outdated, or unreliable information about securities issuers due to less stringent market regulation and accounting standards; comparatively undeveloped markets and weak banking and financial systems; market inefficiencies, such as higher transaction costs, and administrative difficulties, such as delays in processing transactions; and fluctuations in foreign currency exchange rates, which could reduce gains or widen losses. In addition, foreign taxes could reduce the income available to distribute to shareholders, and special U.S. tax considerations could apply to foreign investments. Depositary receipts are subject to risks of foreign investments and might not always track the price of the underlying foreign security. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

MORE INFORMATION ABOUT THE FUNDS (continued)

Foreign investment risks typically are greater in developing and emerging markets than in developed markets, for such reasons as social or political unrest, heavy economic dependence on agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, currency devaluations, runaway inflation, environmental problems, and business practices that depart from norms for developed countries and less developed or liquid markets for securities generally.
Growth Investing.    Prices of growth stocks typically reflect high expectations for future company growth, and may fall quickly and significantly if investors suspect that actual growth may be less than expected. Growth companies typically lack any dividends that might cushion price declines. Growth stocks tend to be more volatile than value stocks, and may underperform the market as a whole over any given time period. Growth-oriented stocks typically sell at relatively high valuations as compared to other types of securities. Securities of growth companies may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential, they usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. The market may not favor growth-oriented stocks or may not favor equities at all. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.
Initial Public Offerings.    Initial Public Offerings (“IPOs”) and companies that have recently gone public have the potential to produce substantial gains for a fund. However, there is no assurance that a fund will have access to profitable IPOs or that IPOs in which the fund invests will rise in value. Furthermore, the value of securities of newly public companies may decline in value shortly after the IPO. When a fund's asset base is small, the impact of such investments on the fund's return will be magnified. If a fund's assets grow, it is likely that the effect of the fund's investment in IPOs on the fund's return will decline.
Interest Rate.    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase a fund's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain fund investments, adversely affect values, and increase a fund’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets.
Investment Model.    The manager's proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors. The proprietary models used by a manager to evaluate securities or securities markets are based on the manager's understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models.
Issuer Non-Diversification.    In some cases, a fund is classified as a “non-diversified” investment company and, therefore, is subject to the risks of focusing investments in a small number of issuers, industries or foreign currencies, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.” Even though classified as non-diversified, a fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, the fund would benefit less from appreciation in a single issuer than if it had greater exposure to that issuer.
Liquidity.    If a security is illiquid, a fund might be unable to sell the security at a time when a fund's manager might wish to sell, and the security could have the effect of decreasing the overall level of the fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a fund could realize upon disposition. A fund may make investments that become less liquid in response to market developments or adverse investor perception. A fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund.

MORE INFORMATION ABOUT THE FUNDS (continued)

Market.    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which a fund invests. Rather, the market could favor securities to which a fund is not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to fund costs and impair the ability of a fund to achieve its investment objectives.
Market Capitalization.    Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.
Mid-Capitalization Company.    Investments in mid-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.
Other Investment Companies.    The main risk of investing in other investment companies, including exchange-traded funds (“ETFs”), is the risk that the value of the securities underlying an investment company might decrease. Because a fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the fund.
Other investment companies include ETFs and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF's shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges' officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.
Real Estate Companies and Real Estate Investment Trusts (“REITs”).    Investing in real estate companies and REITs may subject a fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property. Some REITs may invest in a limited number of properties, in a narrow geographic area or in a single property type, which increases the risk that a fund could be unfavorably affected by the poor performance of a single investment or investment type. These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. Borrowers could default on or sell investments the REIT holds, which could reduce the cash flow needed to make distributions to investors. In addition, REITs may also be affected by tax and regulatory requirements in that a REIT may not qualify for preferential tax treatments or exemptions. REITs require specialized management and pay management expenses.

MORE INFORMATION ABOUT THE FUNDS (continued)

Securities Lending.    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that a fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that a fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
To generate additional income, a fund may lend securities to financial institutions that are believed to be creditworthy by the adviser. When lending securities, a fund will receive cash or U.S. government securities as collateral.
When a fund lends its securities, it is responsible for investing the cash it receives as collateral from the borrower, and the fund could incur losses in connection with the investment of such collateral, often referred to as “investment risk.” A fund will minimize investment risk by limiting the investment of cash collateral to high-quality instruments of short maturity.
A fund may also lose money from the failure of a borrower to return a borrowed security in a timely manner, often referred to as “borrower default risk.” In the event of a borrower default, a fund will be protected to the extent the fund is able to exercise its rights in the collateral promptly and the value of such collateral is sufficient to purchase replacement securities. In addition, a fund will be protected by its securities lending agent, which has agreed to indemnify the fund from losses resulting from borrower default.
Small-Capitalization Company.    Investments in small-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange.
Value Investing.    Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production. The sub-adviser may be wrong in its assessment of a company’s value and the securities a fund holds may not reach their full values. A particular risk of a fund's value approach is that some holdings may not recover and provide the capital growth anticipated or a security judged to be undervalued may actually be appropriately priced. The market may not favor value-oriented securities and may not favor equities at all. During those periods, a fund's relative performance may suffer.
Additional Risks
The discussion below also includes risks that are not considered to be principal risks of a Fund, but are considered to be relevant to certain Funds.
Counterparty.    The entity with which a fund conducts portfolio-related business (such as trading or securities lending), or that underwrites, distributes or guarantees investments or agreements that the fund owns or is otherwise exposed to, may refuse or may become unable to honor its obligations under the terms of a transaction or agreement. As a result, that fund may sustain losses and be less likely to achieve its investment objective. These risks may be greater when engaging in over-the-counter transactions.
Increase in Expenses.    Your actual cost of investing in a fund may be higher or lower than the expenses shown in the fund's Annual Fund Operating Expenses for a variety of reasons. For example, expense ratios may be higher than those shown if the fund's assets decrease. The fund's assets may decrease and fund expense ratios increase for many reasons, including volatility in the fund's net asset value caused by volatility in the secondary markets for assets in which the fund invests.
Investment by Other Funds.    Various other mutual funds and/or funds-of-funds, including some Voya mutual funds, may invest in a fund. If investments by these other funds result in large inflows or outflows of cash from the fund, the fund's performance or realization of capital gains could be affected. While it is very difficult to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, these transactions could also increase transaction costs or portfolio turnover. The adviser or sub-adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on a fund and funds-of-funds as a result of these transactions.

MORE INFORMATION ABOUT THE FUNDS (continued)

Manager.    A fund is subject to manager risk because it is an actively managed investment portfolio. The adviser, the sub-adviser or each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for a fund, but there can be no guarantee that these will produce the desired results. Many managers of equity funds employ styles that are characterized as “value” or “growth.” However, these terms can have different application by different managers. One manager's value approach may be different from another, and one manager's growth approach may be different from another. For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or “deeper discount” to a company's net worth than other value managers. Therefore, some funds that are characterized as growth or value can have greater volatility than other funds managed by other managers in a growth or value style.

PORTFOLIO HOLDINGS INFORMATION

Portfolio Holdings Information
A description of each Fund's policies and procedures regarding the release of portfolio holdings information is available in the Funds' SAI. Portfolio holdings information can be reviewed online at www.voyainvestments.com.

MANAGEMENT OF THE FUNDS

The Investment Adviser
Voya Investments, an Arizona limited liability company, serves as the investment adviser to the Funds. Voya Investments has overall responsibility for the management of the Funds. Voya Investments oversees all investment advisory and portfolio management services for the Funds. Voya Investments is registered with the SEC as an investment adviser.
The Adviser is an indirect, wholly-owned subsidiary of Voya Financial, Inc. (formerly, ING U.S., Inc.) Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of the date of this Prospectus, Voya Financial, Inc. is a subsidiary of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin, with operations in more than 40 countries.
Voya Investments' principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. As of December 31, 2013, Voya Investments managed approximately $48.3 billion in assets.
In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of Voya Financial, Inc. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).
In May 2013, Voya Financial, Inc. conducted an initial public offering of Voya Financial, Inc. common stock (the “IPO”). In October 2013, ING Groep divested additional shares in a secondary offering of common stock of Voya Financial, Inc. In March, 2014, ING Groep divested additional shares, reducing its ownership interest in Voya Financial, Inc. below 50%. Voya Financial, Inc. did not receive any proceeds from these offerings.
ING Groep has stated that it intends to sell its remaining interest in Voya Financial, Inc. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in Voya Financial, Inc. may take place by means of a sale to a single buyer or group of buyers.
It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Adviser and Sub-Adviser(s) provide services to the Funds. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Funds, as applicable, in connection with the IPO. Shareholders of each Fund approved the new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.
The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of Voya Financial, Inc. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Funds, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. Since a portion of the shares of Voya Financial, Inc., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.
The Separation Plan may be implemented in phases. During the time that ING Groep retains a significant interest in Voya Financial, Inc., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect Voya Financial, Inc. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between Voya Financial, Inc. and ING Groep, and could adversely affect Voya Financial, Inc. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Funds and their operations.

MANAGEMENT OF THE FUNDS (continued)

Management Fees
The Adviser receives an annual fee for its advisory services to the Funds payable in monthly installments based on the average daily net assets of each of the Funds.
The Adviser is responsible for all of its own costs, including costs of its personnel required to carry out its investment advisory duties.
The following table shows the aggregate annual management fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets.
Management Fees
Voya Growth Opportunities Fund	0.75%
Voya Large Cap Value Fund	0.65%
Voya MidCap Opportunities Fund	0.75%
Voya Multi-Manager Mid Cap Value Fund	0.70%
Voya Real Estate Fund	0.70%
Voya SmallCap Opportunities Fund	0.90%
For information regarding the basis for the Board’s November 2012 approval of the investment advisory and investment sub-advisory relationships (if applicable), please refer to the Funds' unaudited-semiannual shareholder report dated November 30, 2012. For information regarding the basis for the Board’s January 2013 approval of the investment advisory and investment sub-advisory relationships (if applicable) in connection with IPO, please refer to the Funds’ annual shareholder report dated May 31, 2013.
The Sub-Advisers and Portfolio Managers
The Adviser has engaged one or more sub-advisers to provide the day-to-day management of each Fund's portfolio. One of these sub-advisers is an affiliate of the Adviser.
The Adviser acts as a “manager-of-managers” for the Funds. The Adviser has ultimate responsibility, subject to the oversight of the Funds’ Board, to oversee any sub-advisers and to recommend the hiring, termination, or replacement of sub-advisers. The Funds and the Adviser have received exemptive relief from the SEC which permits the Adviser, with the approval of the Funds’ Board but without obtaining shareholder approval, to enter into or materially amend a sub-advisory agreement with sub-advisers that are not affiliated with the Adviser (“non-affiliated sub-advisers”) as well as sub-advisers that are indirect or direct, wholly-owned subsidiaries of the Adviser or of another company that, indirectly or directly wholly owns the Adviser (“wholly-owned sub-advisers”).
Consistent with the “manager-of-managers” structure, the Adviser delegates to the sub-advisers of the Funds the responsibility for day-to-day investment management subject to the Adviser’s oversight. The Adviser is responsible for, among other things, monitoring the investment program and performance of the sub-advisers of the Funds. Pursuant to the exemptive relief, the Adviser, with the approval of the Funds’ Board, has the discretion to terminate any sub-adviser (including terminating a non-affiliated sub-adviser and replacing it with a wholly-owned sub-adviser), and to allocate and reallocate the Funds’ assets among other sub-advisers. In these instances, the Adviser may have an incentive to select or retain an affiliated sub-adviser. In the event that the Adviser exercises its discretion to replace a sub-adviser of a Fund or add a new sub-adviser to a Fund, the Fund will provide shareholders with information about the new sub-adviser and the new sub-advisory agreement within 90 days. The appointment of a new sub-adviser or the replacement of an existing sub-adviser may be accompanied by a change to the name of a Fund and a change to the investment strategies of the Fund.
Under the terms of each sub-advisory agreement, the agreement can be terminated by the Adviser or a Fund’s Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or the Adviser may assume day-to-day investment management of a Fund.
The “manager-of-managers” structure and reliance on the exemptive relief has been approved by each Fund’s shareholders.

MANAGEMENT OF THE FUNDS (continued)

Voya Growth Opportunities Fund, Voya Large Cap Value Fund, Voya MidCap Opportunities Fund, and Voya SmallCap Opportunities Fund
Voya Investment Management Co. LLC (formerly, ING Investment Management Co. LLC)
Voya Investment Management Co. LLC (“Voya IM” or “Sub-Adviser”), a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. Voya IM is an indirect, wholly-owned subsidiary of Voya Financial, Inc. and is an affiliate of the Adviser. Voya IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. Voya IM's principal office is located at 230 Park Avenue, New York, New York 10169. As of December 31, 2013, Voya IM managed approximately $73.1 billion in assets.
Voya Growth Opportunities Fund
The following individuals are jointly responsible for the day-to-day management of Voya Growth Opportunities Fund.
Jeff Bianchi, CFA, is the Lead Portfolio Manager of Voya IM's large-cap growth and mid-cap growth strategies. Mr. Bianchi joined Voya IM in 1994 as a fundamental research analyst on the growth strategies. Mr. Bianchi has had primary responsibility for the health care sector as well as other growth sectors, including technology and consumer. He assumed portfolio manager duties on the large cap growth strategy in 2000, and was named lead portfolio manager on the strategy in 2010. He also assumed lead portfolio manager responsibilities of the mid cap growth strategy in 2005.
Christopher F. Corapi, Portfolio Manager and Chief Investment Officer of equities, joined Voya IM in February 2004. Prior to joining Voya IM, Mr. Corapi served as global head of equity research at Federated Investors since 2002. He served as head of U.S. equities and portfolio manager at Credit Suisse Asset Management beginning in 2000 and head of emerging markets research at JPMorgan Investment Management beginning in 1998.
Michael Pytosh, Portfolio Manager, joined Voya IM in 2004 as a senior analyst covering the technology sector. Prior to 2004, Mr. Pytosh was with Lincoln Equity Management, LLC, since 1996, where he started as a technology analyst and ultimately took on the role of the firm's president. Prior to that, Mr. Pytosh was a technology analyst at JPMorgan Investment Management and an analyst at Lehman Brothers.
Historical adviser/sub-adviser/name, and strategies information:
Effective Date	Fund Name	Adviser/Sub-Adviser
01/26/09	ING Growth Opportunities Fund	Voya Investment Management Co. LLC*
06/02/03	ING Large Cap Growth Fund	Wellington Management Company, LLP**
*	The Sub-Adviser change resulted in a corresponding change to the Fund's principal investment strategies. Performance prior to the effective date is attributable to the previous Sub-Adviser.
**	The Sub-Adviser change resulted in a corresponding change to the Fund's principal investment strategies. Performance prior to the effective date is attributable to the previous Sub-Adviser.
Voya Large Cap Value Fund
The following individuals are jointly responsible for the day-to-day management of Voya Large Cap Value Fund.
Robert M. Kloss, Portfolio Manager, joined Voya IM 1992. Mr. Kloss has also served as a senior sector analyst on Voya IM's fundamental equity research team, covering the financial services sector as well as an equity analyst and portfolio manager for a variety of value-oriented funds. Prior to joining Voya IM, Mr. Kloss was a principal of Phoenix Strategies, an investment management and consulting firm.
Christopher F. Corapi, Portfolio Manager and Chief Investment Officer of equities, joined Voya IM in February 2004. Prior to joining Voya IM, Mr. Corapi served as global head of equity research at Federated Investors since 2002. He served as head of U.S. equities and portfolio manager at Credit Suisse Asset Management beginning in 2000 and head of emerging markets research at JPMorgan Investment Management beginning in 1998.
Vincent Costa, CFA, Portfolio Manager, and Head of Quantitative Equity Research, is responsible for leading the portfolio implementation effort for all equity index funds and enhanced index funds. Mr. Costa joined Voya IM in April 2006 as head of portfolio management for quantitative equity. Prior to joining Voya IM, Mr. Costa was with Merrill Lynch Investment

MANAGEMENT OF THE FUNDS (continued)

Management, where he worked for seven years in quantitative equity leadership positions. Most recently, he served as managing director and head of their quantitative investments organization where he had overseen some $60 billion in assets across 70 funds. Prior to that, Mr. Costa worked at Bankers Trust Company as a senior portfolio manager, managing global index and enhanced index products.
Historical adviser/sub-adviser/name and strategies information:
Effective Date	Fund Name	Sub-Adviser
05/18/12	ING Large Cap Value Fund*	No change
Since inception	ING Equity Dividend Fund	Voya Investment Management Co. LLC
*	The Fund's name changed and its investment objective and principal investment strategies changed.
Voya MidCap Opportunities Fund
The following individuals are jointly responsible for the day-to-day management of Voya MidCap Opportunities Fund.
Jeff Bianchi, CFA, is the Lead Portfolio Manager of Voya IM's large-cap growth and mid-cap growth strategies. Mr. Bianchi joined Voya IM in 1994 as a fundamental research analyst on the growth strategies. Mr. Bianchi has had primary responsibility for the health care sector as well as other growth sectors, including technology and consumer. He assumed portfolio manager duties on the large cap growth strategy in 2000, and was named lead portfolio manager on the strategy in 2010. He also assumed lead portfolio manager responsibilities of the mid cap growth strategy in 2005.
Michael Pytosh, Portfolio Manager, joined Voya IM in 2004 as a senior analyst covering the technology sector. Prior to 2004, Mr. Pytosh was with Lincoln Equity Management, LLC, since 1996, where he started as a technology analyst and ultimately took on the role of the firm's president. Prior to that, Mr. Pytosh was a technology analyst at JPMorgan Investment Management and an analyst at Lehman Brothers.
Voya SmallCap Opportunities Fund
The following individuals are jointly responsible for the day-to-day management of Voya SmallCap Opportunities Fund.
Joseph Basset, CFA, Portfolio Manager, joined Voya IM in June 2005. Prior to joining Voya IM, Mr. Basset had been employed by Banc One since 1998 where he covered semiconductor, information technology and communications equipment companies and was an analyst for the One Group Technology Fund.
James Hasso, Portfolio Manager, has been with Voya IM since 2006. Prior to joining Voya IM, Mr. Hasso had been a senior research analyst with First Investors Corporation from 2004-2006. Prior to that, Mr. Hasso served as a senior research analyst and associate portfolio manager with Valenzuela Capital Partners LLC from 2001-2002.
Steve Salopek, Portfolio Manager, joined Voya IM in June 2005. Prior to joining Voya IM, Mr. Salopek served as a portfolio manager with Banc One Investment Advisers from 1999-2004, where he directed $700 million in small-capitalization growth assets.
Voya Real Estate Fund
CBRE Clarion Securities LLC
CBRE Clarion Securities LLC (“CBRE Clarion” or “Sub-Adviser”), whose predecessor firm was founded in 1969, is a Delaware limited liability company and is registered with the SEC as an investment adviser. CBRE Clarion is a unit of CBRE Global Investors, the independently-operated real estate investment management business of CBRE Group, Inc., (“CBRE”) a Fortune 500 and S&P 500 company headquartered in Los Angeles, CA. CBRE Clarion is in the business of providing investment advice to institutional and individual client accounts and is an indirect majority owned subsidiary of CBRE. The principal address of CBRE Clarion is 201 King of Prussia Road, Suite 600, Radnor, PA 19087. As of December 31, 2013, CBRE Clarion had approximately $24 billion in assets under management.
The following individuals are jointly responsible for the day-to-day management of Voya Real Estate Fund.
T. Ritson Ferguson, Chief Executive Officer and Co-Chief Investment Officer, joined CBRE Clarion in 1991.
Joseph P. Smith, Managing Director and Co-Chief Investment Officer, joined CBRE Clarion in 1997.

MANAGEMENT OF THE FUNDS (continued)

Historical adviser/sub-adviser/name and strategies information:
Effective Date	Fund Name	Adviser/Sub-Adviser
07/01/11	No change	CBRE Clarion Securities LLC*
11/04/02	No change	ING Clarion Securities, LLC**
*	The name of the Sub-Adviser changed.
**	Effective November 4, 2002, ING Investments, LLC began serving as the Fund's Adviser and ING Clarion Securities, LLC, the Fund's former Adviser, began serving as the Fund's Sub-Adviser.
Voya Multi-Manager Mid Cap Value Fund
The Multi-Manager Approach
LSV Asset Management, RBC Global Asset Management (U.S.) Inc., and Wellington Management Company, LLP are the sub-advisers of Voya Multi-Manager Mid Cap Value Fund. Each sub-adviser makes investment decisions for the assets it has been allocated to manage. The Adviser may change the allocation of the Fund's assets between the sub-advisers as it determines necessary to pursue the Fund's investment objective.
The Adviser will determine what it believes to be the optimal allocation of the assets under management between the three sub-advisers. Subsequent inflows and outflows will be allocated between the three sub-advisers to maintain this allocation.
LSV Asset Management
LSV Asset Management (“LSV” or “Sub-Adviser”) was established in 1994 and specializes in value equity management for institutional investors around the world. LSV is a partnership between LSV’s employees and management team, owners of a majority position, and SEI Funds, Inc., a wholly-owned subsidiary of SEI Investments Company and the owner of a minority position. LSV’s principal address is 155 N. Wacker Drive, Suite 4600, Chicago, IL 60606. As of December 31, 2013, assets under management were approximately $82 billion.
The following individuals are jointly responsible for the day-to-day management of Voya Multi-Manager Mid Cap Value Fund's assets allocated to LSV.
Josef Lakonishok, Ph.D., Portfolio Manager, is also the Chief Executive Officer, Chief Investment Officer, and a Founding Partner of LSV and has been with LSV since its inception in 1994.
Puneet Mansharamani, CFA and Portfolio Manager, is also a Partner of LSV and has been with LSV since 2000.
Menno Vermeulen, CFA and Portfolio Manager, is also a Partner of LSV and has been with LSV since 1998.
RBC Global Asset Management (U.S.) Inc.
RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)” or “Sub-Adviser”) is a wholly-owned subsidiary of RBC USA Holdco Corporation, which is an indirect wholly-owned subsidiary of Royal Bank of Canada (“RBC”). RBC is one of North America's leading diversified financial services companies and provides personal and commercial banking, wealth management services, insurance, corporation and investment banking, and transaction processing services on a global basis. RBC employs approximately 74,000 full and part time employees who serve close to 15 million personal, business, public sector, and institutional clients through offices in Canada, the United States, and 51 other countries. RBC GAM (US) is a federally registered investment adviser headquartered in Minneapolis, Minnesota. Founded in 1983, RBC GAM (US) offers a number of investment specialties to institutions in both separate accounts and RBC funds. The principal address of RBC GAM (US) is 100 South Fifth St., Suite 2300, Minneapolis, Minnesota 55402. As of December 31, 2013 RBC GAM (US) managed approximately $42.7 billion in assets.
The following individuals are jointly responsible for the day-to-day management of Voya Multi-Manager Mid Cap Value Fund's assets allocated to RBC GAM (US).
Lance F. James, managing director and senior portfolio manager, joined RBC GAM (US) as an investment professional in 2006.

MANAGEMENT OF THE FUNDS (continued)

Stephen E. Kylander, vice president and senior portfolio manager, joined RBC GAM (US) as an investment professional in 2006.
Wellington Management Company, LLP
Wellington Management Company, LLP (“Wellington Management” or “Sub-Adviser”) is a Massachusetts limited liability partnership. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. The principal address of Wellington Management is 280 Congress Street, Boston, Massachusetts 02210. As of December 31, 2013, Wellington Management had investment management authority with respect to approximately $774 billion in assets.
The following individual is responsible for the day-to-day management of Voya Multi-Manager Mid Cap Value Fund's assets allocated to Wellington Management.
James N. Mordy, Senior Vice President and Equity Portfolio Manager, joined Wellington Management as an investment professional in 1985.
Historical sub-adviser/name and strategies information:
Effective Date	Fund Name	Sub-Adviser
02/10/14	No Change	LSV Asset Management was added as an additional Sub-Adviser*
Since Inception	No Change	RBC Asset Management (U.S.) Inc. and Wellington Management Company, LLP
*	The addition of the additional sub-adviser resulted in a change to the Fund’s principal investment strategies.
Additional Information Regarding the Portfolio Managers
The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Funds.
Composite of Substantially Similar Managed Accounts and Funds
The tables below are designed to show the performance, over various periods in the past, of a composite of all substantially similar accounts and funds that are advised or sub-advised by RBC GAM (US) and Wellington Management, respectively and have investment objectives, policies, and strategies that are substantially similar to those which are used in managing their respective sleeves of Voya Mid Cap Value Fund.The RBC GAM (US) Mid Cap Value Composite and Wellington Management Mid Cap Value Composite (each a “Composite” and collectively the “Composites”) are Composites of the performance of all actual fee-paying, fully discretionary accounts and funds meeting these qualifications that are advised or sub-advised by RBC GAM (US) and Wellington Management, respectively, for at least one month beginning January 1, 2003.
The performance reflected in the Composites were calculated differently than the method used for calculating performance pursuant to SEC guidelines.
The annual returns for the Composites were calculated on a time-weighted and asset-weighted, total return basis, including reinvestment of all dividends, interest and income, realized and unrealized gains or losses, brokerage commissions and execution costs, advisory and custodial fees, and any applicable foreign withholding taxes, without provision for federal and state income taxes, if any. The returns for the Composites have not been modified to reflect the fees and expenses of Voya Mid Cap Value Fund. The accounts in the Composites do not pay the same expenses that mutual funds pay and are not subject to the diversification rules, tax restrictions and investment limits of the 1940 Act or Subchapter M of the Code. Returns may have been lower if the Composites had been subject to these regulations. The aggregate returns of the accounts reflected in the Composites may not reflect the returns of any particular account or fund that are advised or sub-advised by RBC GAM (US) and Wellington Management, respectively.

MANAGEMENT OF THE FUNDS (continued)

The tables show the returns for each Composite as well as a comparison with the performance of the applicable benchmark(s) and Morningstar Category Average(s). The information is designed to demonstrate the historical track record of accounts and funds that are advised or sub-advised by RBC GAM (US) and Wellington Management, respectively, that are substantially similar to Voya Mid Cap Value Fund. It does not indicate how the Fund has performed or will perform in the future. Past performance is not a guarantee of future results.
RBC GAM (US) Mid Cap Value Composite
Average Annual Total Returns (as of December 31, 2012)
	RBC GAM (US) Mid Cap Value Composite(1)(2)	Russell Midcap® Value Index	Morningstar Mid Cap Value Category Average
One Year	17.28%	18.51%	16.74%
Three Years	13.09%	13.39%	10.87%
Five Years	6.00%	3.79%	2.93%
Ten Years	12.90%	10.63%	9.27%

Annual Total Returns (as of December 31 of each year)
	RBC GAM (US) MidCap Value Composite(1)(2)	Russell Midcap® Value Index	Morningstar Mid Cap Value Category Average
2012	17.28%	18.51%	16.74%
2011	(3.17)%	(1.38)%	(3.96)%
2010	26.17%	24.75%	21.92%
2009	32.65%	34.21%	35.41%
2008	(30.99)%	(38.44)%	(36.77)%
2007	5.89%	(1.42)%	0.83%
2006	18.85%	20.22%	15.87%
2005	9.65%	12.65%	8.82%
2004	26.44%	23.71%	17.85%
2003	39.03%	38.07%	33.85%
1	The performance presented for the period January 1, 2003 through May 5, 2006 represents the Mid Cap Value Equity track record established by RBC GAM's portfolio management team while employed by another advisory firm unaffiliated with RBC GAM.
2	Beginning May 8, 2006 and continuing through December 31, 2009, one non-fee paying account was included in the Composite. This account represented 19% of Composite assets as of year-end in 2006, 22% in 2007 and 2008, and 13% in 2009. If the fees associated with this account had been included, the performance shown in the Composite would have been lower.
Wellington Mid Cap Value Composite
Average Annual Total Returns (as of December 31, 2012)
	Wellington Mid Cap Value Composite	Russell Midcap® Value Index	Morningstar Mid Cap Value Category Average
One Year	25.23%	18.51%	16.74%
Three Years	13.05%	13.39%	10.87%
Five Years	4.63%	3.79%	2.93%
Ten Years	11.26%	10.63%	9.27%

MANAGEMENT OF THE FUNDS (continued)

Annual Total Returns (as of December 31 of each year)
	Wellington Mid Cap Value Composite	Russell Midcap® Value Index	Morningstar Mid Cap Value Category Average
2012	25.23%	18.51%	16.74%
2011	(7.86)%	(1.38)%	(3.96)%
2010	25.20%	24.75%	21.92%
2009	43.59%	34.21%	35.41%
2008	(39.55)%	(38.44)%	(36.77)%
2007	3.31%	(1.42)%	0.83%
2006	18.81%	20.22%	15.87%
2005	10.83%	12.65%	8.82%
2004	17.65%	23.71%	17.85%
2003	44.78%	38.07%	33.85%
The Administrator
Voya Funds Services, LLC (“Administrator”) serves as administrator to each Fund and receives an annual administrative services fee equal to 0.10% of each Fund's average daily net assets.
Subject to the supervision of the Board, the Administrator provides all administrative services reasonably necessary for the ordinary operation of each Fund other than the investment advisory services performed by the Adviser and Sub-Adviser including, but not limited to, acting as a liaison among the various service providers to the Funds, including the custodian, transfer agent, and such other service providers as may be retained by the Funds. The Administrator provides each Fund, at the Administrator's expense, with adequate personnel, office space, communications facilities, and other facilities necessary for operation of the Funds.
The Distributor
Voya Investments Distributor, LLC (“Distributor”) is the principal underwriter and distributor of each Fund. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.
The Distributor is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.

CLASSES OF SHARES

CHOOSING A SHARE CLASS
When choosing between classes, you should carefully consider: (1) how long you plan to hold shares of a Fund; (2) the amount of your investment; (3) the expenses you'll pay for each class, including ongoing annual expenses along with the initial sales charge or the contingent deferred sales charges (“CDSC”); and (4) whether you qualify for any sales charge discounts. Please review the disclosure about all of the available share classes carefully. Before investing, you should discuss with your financial intermediary which share class may be right for you.
The tables below summarize the features of the classes of shares available through this Prospectus. Class B shares are closed to new investors and additional investments from existing shareholders, except in connection with the reinvestment of any distributions and permitted exchanges. Specific Fund charges may vary so you should review each Fund's fee table as well as the section entitled “Sales Charges” in this Prospectus.
Summary of primary differences among share classes:
Class A
Initial Sales Charge	Up to 5.75% (reduced for purchases of $50,000 or more and eliminated for purchases of $1 million or more)
Contingent Deferred Sales Charge	None (except that with respect to purchases of $1 million or more for which the initial sales charge was waived, a charge of 1.00% applies to redemptions made within 18 months)[1]
Distribution and/or Shareholder Services (12b-1) Fees	0.25% annually for all Funds except Voya Growth Opportunities Fund for which the fee is 0.35%
Purchase Maximum	None
Minimum Initial Purchase/Minimum Account Size	$1,000 ($250 for IRAs)/$1,000 ($250 for IRAs)
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	$5,000
Conversion	None

Class B
Initial Sales Charge	None
Contingent Deferred Sales Charge	5.00% declining to 0% after six years from the date of purchase
Distribution and/or Shareholder Services (12b-1) Fees	1.00% annually
Purchase Maximum	May not be purchased or acquired except by the reinvestment of dividends and permitted exchanges
Minimum Account Size	$1,000 ($250 for IRAs)
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	$5,000
Conversion	Automatic conversion to Class A shares after eight years, so annual expenses decrease

CLASSES OF SHARES (continued)

Class C
Initial Sales Charge	None
Contingent Deferred Sales Charge	1.00% if the shares are sold within one year from the date of purchase
Distribution and/or Shareholder Services (12b-1) Fees	1.00% annually
Purchase Maximum	$1,000,000
Minimum Initial Purchase/Minimum Account Size	$1,000 ($250 for IRAs)/$1,000 ($250 for IRAs)
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	$5,000
Conversion	None

Class I
Initial Sales Charge	None
Contingent Deferred Sales Charge	None
Distribution and/or Shareholder Services (12b-1) Fees	None
Purchase Maximum	None
Minimum Initial Purchase*/Minimum Account Size	$250,000/$250,000
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	None
Conversion	None

Class O
Initial Sales Charge	None
Contingent Deferred Sales Charge	None
Distribution and/or Shareholder Services (12b-1) Fees	0.25% Annually
Purchase Maximum	$1,000,000
Minimum Initial Purchase/Minimum Account Size	$1,000 ($250 for IRAs)/$1,000 ($250 for IRAs)
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	None
Conversion	None

Class R
Initial Sales Charge	None
Contingent Deferred Sales Charge	None
Distribution and/or Shareholder Services (12b-1) Fees	0.50% annually
Purchase Maximum	None
Minimum Initial Purchase/Minimum Account Size	None/None
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	None
Conversion	None

CLASSES OF SHARES (continued)

Class W
Initial Sales Charge	None
Contingent Deferred Sales Charge	None
Distribution and/or Shareholder Services (12b-1) Fees	None
Purchase Maximum	None
Minimum Initial Purchase*/Minimum Account Size	$1,000/$1,000
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	None
Conversion	None
1	There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more. However, these shares will be subject to a 1.00% CDSC if they are redeemed within 18 months of purchase.
*	Minimum investment amounts may not be waived for individual accounts that are managed by an investment adviser representative, as defined in Rule 203A-3(a) under the Investment Advisers Act of 1940.
Please refer to the minimum investments table on page 51 for additional information.
The relative impact of the initial sales charge, if applicable, and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class B shares, Class C shares, and Class R shares pay correspondingly lower dividends and may have a lower net asset value (“NAV”) than Class A and Class O shares.
Because the Funds may not be able to identify an individual investor's trading activities when investing through omnibus account arrangements, you and/or your financial intermediary are responsible for ensuring that your investment in Class C shares does not exceed $1,000,000. The Funds cannot ensure that they will identify purchase orders that would cause your investment in Class C shares to exceed the maximum allowed amount. When investing through such arrangements, you and/or your financial intermediary should be diligent in determining that you have selected the appropriate share class for you.
You and/or your financial intermediary should also take care to assure that you are receiving any sales charge reductions or other benefits to which you may be entitled. As an example, as is discussed below, you may be able to reduce a Class A sales charge payable by aggregating purchases to achieve breakpoint discounts. Each Fund uses the net amount invested when determining whether a shareholder has reached the required investment amount in order to be eligible for a breakpoint discount. In order to ensure that you are receiving any applicable sales charge reduction, it may be necessary for you to inform the Funds or your financial intermediary of the existence of other accounts that may be eligible to be aggregated. The SAI discusses specific classes of investors who may be eligible for a reduced sales charge. Before investing you should discuss which share class may be right for you with your financial intermediary.
Distribution and Service (12b-1) Fees
The Funds pay fees to the Distributor on an ongoing basis as compensation for the services the Distributor provides and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“service fees”). These payments are made pursuant to distribution and/or shareholder servicing plans adopted by each Fund pursuant to Rule 12b-1 of the 1940 Act (“12b-1 Plan”). Because these fees are paid on an ongoing basis, over time these fees will increase the cost of your investment and cost you more than paying other types of sales charges.
Each Fund listed below has adopted a 12b-1 Plan for Class A, Class B, Class C, Class O and Class R shares. The following table lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of each Fund's average daily net assets attributable to the particular class of shares):
Fund	Class A	Class B	Class C	Class O	Class R
Voya Growth Opportunities	0.35%	1.00%	1.00%	N/A1	N/A1
Voya Large Cap Value	0.25%	1.00%	1.00%	0.25%	0.50%[2]

CLASSES OF SHARES (continued)

Fund	Class A	Class B	Class C	Class O	Class R
Voya MidCap Opportunities	0.25%	1.00%	1.00%	0.25%	0.50%
Voya Real Estate	0.25%	1.00%	1.00%	0.25%	0.50%
Voya SmallCap Opportunities	0.25%	1.00%	1.00%	N/A1	0.50%
1	The Fund does not offer this class of shares.
2	The Distributor is contractually obligated to waive 0.05% of the distribution fee for Class R shares through October 1, 2014.

SALES CHARGES

The Funds make available in a clear and prominent format, free of charge, on their website, (www.voyainvestments.com), information regarding applicable sales loads, reduced sales charges (i.e., breakpoint discounts), sales load waivers, eligibility minimums and purchases of the Funds' shares. The website includes hyperlinks that facilitate access to the information.
Class A Shares
This section includes important information about sales charges and sales charge reduction programs available to investors in the Funds' Class A shares and describes the information or records you may need to provide to the Distributor or your financial intermediary in order to be eligible for sales charge reduction programs.
Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Funds is the NAV of the shares at the time of purchase, plus an initial sales charge. The initial sales charge varies depending on the size of your purchase, as set forth in the following tables. No sales charge is imposed when Class A shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions. For investors investing in Class A shares of the Funds through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor obtains the proper breakpoint discount, if any.
Because the offering price is calculated to two decimal places, the dollar amount of the sales charge as a percentage of the offering price and your net amount invested for any particular purchase of Fund shares may be higher or lower depending on whether downward or upward rounding was required during the calculation process.
Class A shares of the Funds are sold subject to the following sales charge:
Your Investment	As a % of the offering price	As a % of net asset value
Less than $50,000	5.75	6.10
$50,000 - $99,999	4.50	4.71
$100,000 - $249,999	3.50	3.63
$250,000 - $499,999	2.50	2.56
$500,000 - $999,999	2.00	2.04
$1,000,000 and over[1]	N/A	N/A
1	See “Contingent Deferred Sales Charges (”CDSCs“) - Class A Shares” below.
Shareholders that purchased funds that were a part of the Lexington family of funds or the Aetna family of funds prior to February 2, 1998, at the time of purchase, are not subject to sales charges for the life of their account on purchases made directly with the Funds.
Contingent Deferred Sales Charges (“CDSCs”) - Class A Shares
Investments of $1 Million or More.    There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more. However, these shares will be subject to a 1.00% CDSC if they are redeemed within 18 months of purchase.
CDSC - Class B and Class C Shares
Unless you are eligible for a waiver, if you sell your Class B or Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules. It is the responsibility of your financial intermediary to ensure that you are credited with the proper holding period for the shares redeemed.
Class B and Class C shares are offered at their NAV per share without any initial sales charge. However, you may be charged a CDSC on shares that you sell within a certain period of time after you bought them. The amount of the CDSC is based on the lesser of the NAV of the shares at the time of purchase or redemption. The CDSCs are as follows:

SALES CHARGES (continued)

Class B CDSC
Years after purchase	CDSC on shares being sold
1st year	5.00%
2nd year	4.00%
3rd year	3.00%
4th year	3.00%
5th year	2.00%
6th year	1.00%
After 6th year	none
Class C CDSC
Years after purchase	CDSC on shares being sold
1st year	1.00%
After 1st year	none
To keep your CDSC as low as possible, each time you place a request to redeem shares, the Funds will first redeem shares in your account that are not subject to a CDSC and then will sell shares that have the lowest CDSC.
There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions.
CDSC on Exchange into Voya Senior Income Fund
You are not required to pay an applicable CDSC upon an exchange from the Funds described in this Prospectus into Voya Senior Income Fund. However, if you exchange into Voya Senior Income Fund and subsequently offer your common shares for repurchase by Voya Senior Income Fund, the Fund's CDSC will apply. After an exchange into Voya Senior Income Fund, the time period for application of the CDSC will be calculated based on the first date you acquired your shares in the Fund.
Reduced or Waived Front-End Sales Charges
Investors in a Fund could reduce or eliminate sales charges applicable to the purchase of Class A shares through utilization of the Letter of Intent, Rights of Accumulation, or Combination Privilege. These programs are summarized below and are described in greater detail in the SAI.
You may reduce the initial sales charge on a purchase of Class A shares of a Fund by combining multiple purchases to take advantage of the breakpoints in the sales charge schedules. You may do this by:
•	Letter of Intent—lets you purchase shares over a 13-month period and pay the same sales charge as if the shares had all been purchased at once;
•	Rights of Accumulation—lets you add the value of shares of any open-end Voya mutual fund (excluding Voya Money Market Fund) you already own to the amount of your next purchase for purposes of calculating the sales charge; or
•	Combination Privilege—shares held by investors in the Voya mutual funds which impose a CDSC may be combined with Class A shares for a reduced sales charge.
In addition, certain investors may be eligible for special purchases of Class A shares at NAV. This may be done by:
•	Reinstatement Privilege—If you sell Class A shares of a Fund (or shares of other Voya mutual funds managed by the Adviser) and reinvest any of the proceeds in Class A shares of another Voya mutual fund within 90 days. For additional information regarding the reinstatement privilege, contact a Shareholder Services Representative or see the SAI; or

SALES CHARGES (continued)

•	Purchases by Certain Accounts—Class A shares may be purchased at NAV by certain fee-based programs offered through selected registered investment advisers, broker-dealers, and other financial intermediaries. Class A shares may also be purchased at NAV by shareholders that purchase a Fund through a financial intermediary that offers our Class A shares uniformly on a “no load” (or reduced load) basis to you and all similarly situated customers of the intermediary in accordance with the intermediary's prescribed fee schedule for purchases of fund shares, including by shareholders that purchase shares through a financial intermediary that has entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.
See the Account Application or the SAI for additional information regarding the reduction of Class A shares' charges, or contact your financial intermediary or a Shareholder Services Representative for more information.
Required Shareholder Information and Records. In order for investors in Class A shares of a Fund to take advantage of sales charge reductions, an investor or his/her financial intermediary must notify the Distributor that the investor qualifies for such reduction. If the Distributor is not notified that the investor is eligible for these reductions, the Distributor will be unable to ensure that the reduction is applied to the investor's account. An investor may have to provide certain information or records, including account statements, to his/her financial intermediary or to the Distributor to verify the investor's eligibility for breakpoint privileges or other sales charge waivers.
CDSC Waivers.    If you notify the Funds' transfer agent, BNY Mellon Investment Servicing (U.S.) Inc. (“Transfer Agent”), at the time of redemption, the CDSC for Class A, Class B, and Class C shares will be waived in the following cases:
•	Redemptions following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.
•	Redemptions for Class B and Class C shares, pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder’s account value based on the value of the account at the time the plan is established and annually thereafter.
•	Mandatory distributions from employee benefit plans or an Individual Retirement Account (“IRA”).
•	Reinvestment of dividends and capital gains distributions.
If you think you may be eligible for a CDSC waiver, contact your financial intermediary or a Shareholder Services Representative.
Reinstatement Privilege.    If you sell Class A or Class C shares of a Fund you may be eligible for a full or prorated credit of the CDSC paid on the sale when you make an investment up to the amount redeemed in the same share class within 90 days of the eligible sale. Reinstated Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. If you want to use the Reinstatement Privilege, contact your financial intermediary or a Shareholder Services Representative, or see the SAI for more information. An investor may be asked to provide information or records, including account statements, regarding shares of a Fund held in all of the investor's accounts held directly with the Trust or through a financial intermediary; any account of the investor at another financial intermediary; and accounts of related parties of the investor; such as members of the same family or household, at any financial intermediary.

HOW SHARES ARE PRICED

When you buy shares, you pay the NAV plus any applicable sales charge.  When you sell shares, you receive the NAV minus any applicable CDSC.  Exchange orders are effected at NAV.
The NAV per share for each class of each Fund is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) each day on which the NYSE is open for trading. The Funds are open for business every day the NYSE is open. Fund shares will not be priced on days when the NYSE is closed. The NAV per share of each class of each Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. To the extent a Fund invests in other open-end funds (other than ETFs), the Fund will calculate its NAV using the NAV of the funds in which it invests as described in that fund's prospectus.
In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from independent pricing services. Shares of investment companies held by the Funds (other than ETF shares) will generally be valued at the latest NAV reported by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Fund's NAV is not calculated. As a result, the NAV of a Fund may change on days when shareholders will not be able to purchase or redeem a Fund's shares. When market quotations are not available or are deemed unreliable, a Fund will use a fair value for an asset that is determined in accordance with procedures adopted by the Fund's Board. The types of assets for which such fair value pricing might be required include, but are not limited to:
•	Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;
•	Securities of an issuer that has entered into a restructuring;
•	Securities whose trading has been halted or suspended;
•	Debt instruments that have gone into default and for which there are no current market value quotations; and
•	Securities that are restricted as to transfer or resale.
The Funds or the Adviser may rely on the recommendations of a fair value pricing service approved by the Funds' Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. The Adviser will make such determinations in good faith in accordance with procedures adopted by the Funds' Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

HOW TO BUY SHARES

Customer Identification
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person that opens an account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.
What this means for you: the Funds, the Distributor, or a third-party selling you the Funds, must obtain the following information for each person that opens an account:
•	Name;
•	Date of birth (for individuals);
•	Physical residential address (although post office boxes are still permitted for mailing); and
•	Social Security number, taxpayer identification number, or other identifying number.
You may also be asked to show your driver’s license, passport, or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.
Federal law prohibits the Funds, the Distributor, and other financial institutions from opening accounts unless they receive the minimum identifying information listed above. They also may be required to close your account if they are unable to verify your identity within a reasonable time.
If you are a participant in a qualified retirement plan, you should make purchases through your plan administrator or sponsor, who is responsible for transmitting orders.
The Funds, the Distributor, or Capital One ShareBuilder, Inc. (“Capital One ShareBuilder”) (formerly, ShareBuilder Securities Corporation) reserve the right to reject any purchase order. Please note that cash, traveler's checks, third-party checks, money orders, and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) generally will not be accepted. The Funds and the Distributor reserve the right to waive minimum investment amounts. Waiver of the minimum investment amount can increase operating expenses of the Funds. Minimum investment amounts may not be waived for individual accounts that are managed by an investment adviser representative, as defined in Rule 203A-3(a) under the Investment Advisers Act of 1940. The Funds and the Distributor reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value minimum.
The Funds reserve the right to suspend the offering of shares or to reject any specific purchase order. The Funds may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.
Class A and Class C Shares
Class A and Class C shares may be purchased and sold by contacting any financial intermediary (who may impose transaction charges in addition to those described in this Prospectus) authorized to sell Fund shares. You may purchase additional shares in various ways, including through your financial adviser and by mail, telephone, on-line, and bank wire.
Class B Shares
Class B shares are closed to new investors and additional investments from existing shareholders except in connection with the reinvestment of any distributions and permitted exchanges.
Class I Shares
Class I shares may be purchased without a sales charge by: (1) qualified retirement plans such as 401(a), 401(k), or other defined contribution plans and defined benefit plans; (2) 529 college savings plans; (3) insurance companies and foundations investing for their own account; (4) wrap programs offered by broker-dealers and financial institutions; (5) accounts of, or managed by, trust departments; (6) individuals whose accounts are managed by an investment adviser representative, as stated above; (7) retirement plans affiliated with ING Groep; (8) ING Groep affiliates for purposes of corporate cash management; and (9) other registered investment companies.

HOW TO BUY SHARES (continued)

Class O Shares
Class O shares may only be purchased and sold through Capital One ShareBuilder.
Class R Shares
Class R shares may be purchased without a sales charge. Class R shares of the Fund are continuously offered to qualified retirement plans (“Retirement Plans”) including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, IRAs, Simplified Employee Pension Plans (“SEPs”), and other accounts or plans whereby Class R shares are held on the books of the Fund through omnibus accounts (either at the plan level or the level of the plan administrator). Purchases and redemptions of shares may be made only by eligible Retirement Plans for the purpose of funding qualified retirement plans. Please refer to the plan document for information on how to direct investments in, or redemptions from, an investment option corresponding to the Fund and any fees that may apply.
The administrator of a Retirement Plan or employee benefits office can provide participants with detailed information on how to participate in the plan and how to elect the Fund as an investment option, alter the amounts contributed to the plan, or reallocate contributions. Eligible Retirement Plans generally may open an account and purchase Class R shares by contacting any broker-dealer or other financial intermediary (“Financial Service Firm”) authorized to sell Class R shares of the Fund. Additional shares may be purchased through a Retirement Plan's administrator or recordkeeper. Financial Service Firms may provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by Retirement Plan accounts and their plan participants including, without limitation, transfers of registration and dividend payee changes. Financial Service Firms may also perform other functions, including generating confirmation statements, and may arrange with plan administrators for other investment or administrative services.
Financial Service Firms may independently establish and charge Retirement Plans and plan participants transaction fees and/or other additional amounts for such services, which may change over time. Similarly, Retirement Plans may charge plan participants for certain expenses. These fees and additional amounts could reduce the investment return in Class R shares of the Fund.
Class W Shares
Class W shares may be purchased without a sales charge by: (1) qualified retirement plans such as 401(a), 401(k), or other defined contribution plans and defined benefit plans; (2) insurance companies and foundations investing for their own account; (3) wrap programs offered by broker-dealers and financial institutions; (4) accounts of, or managed by, trust departments; (5) individuals whose accounts are managed by an investment adviser representative, as stated above; (6) retirement plans affiliated with ING Groep; (7) ING Groep affiliates for purposes of corporate cash management; and (8) by other Voya mutual funds in the Voya family of funds.
In addition, Class W shares are available to the following persons through direct investment (not through broker-dealers that are not approved by Voya) into a Voya mutual fund or through a Voya approved broker-dealer (currently, ING Financial Partners, Inc.): (1) current and retired officers and directors/trustees of the Voya mutual funds; (2) current and retired officers, directors, and full-time employees of Voya Investments, LLC, Directed Services LLC; any Voya mutual fund's sub-adviser; Voya Investments Distributor, LLC; and any of their affiliates; (3) family members of the foregoing persons (defined as current spouse, children, parents, grandparents, grandchildren, uncles, aunts, siblings, nephews, nieces, step-relations, relations at-law, and cousins); (4) any trust, pension, profit-sharing, or other benefit plan for such persons (including family members); and (5) discretionary advisory accounts of Voya Investments, LLC, Directed Services LLC, any Voya mutual fund's sub-adviser, or Voya Investments Distributor, LLC.
Retirement Plans
The Funds have available prototype qualified retirement plans for corporations and self-employed individuals. They also have available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans and Pension and Profit Sharing Plans. BNY Mellon Investment Servicing Trust Company acts as the custodian under these plans. For further information, contact a Shareholder Services Representative at 1-800-992-0180. BNY Mellon Investment Servicing Trust Company currently receives a $12 custodial fee annually for the maintenance of each such account.

HOW TO BUY SHARES (continued)

Make your investment using the purchase minimum guidelines in the following table.
Minimum Investments	Class	Initial Purchase	Subsequent Purchases
Non-retirement accounts	A/C/O1/W2 I2 R	$1,000 $250,000 No minimum	No minimum
Retirement accounts	A/C/O1 I2 R W2	$250 $250,000 No minimum $1,000	No minimum
Coverdell Education Savings Accounts	O1	$250	No minimum
Pre-Authorized Investment Plan	A/C/O1	$1,000	At least $100/month
Certain omnibus accounts	A/C	$250	No minimum
1	For Class O shares, if you are unable to invest at least $1,000 per Fund ($250 for retirement accounts/ESAs), you may open your account for $100 and $100 per month using the Automatic Investment Plan. This allows you to invest regular amounts at regular intervals until you reach the required initial minimum.
2	Minimum investment amounts may not be waived for individual accounts that are managed by an investment adviser representative, as defined in Rule 203A-3(a) under the Investment Advisers Act of 1940.

HOW TO BUY SHARES (continued)

Make your investment using the methods outlined in the following table. Investors wishing to purchase Class R shares should contact their plan administrator. Please refer to the plan document for information regarding buying and selling shares.
Buying Shares	Opening an Account	Adding to an Account
By Contacting Your Financial Intermediary	A financial intermediary with an authorized firm can help you establish and maintain your account.	Contact your financial intermediary. For Class O Shares you may purchase additional shares by calling (866) 590-7629. Additional fees may apply for phone orders.
By Mail	Make your check payable to Voya Investment Management and mail it with a completed Account Application. Please indicate your financial intermediary on the New Account Application.	Fill out the Account Additions form at the bottom of your account statement and mail it along with your check payable to Voya Investment Management to the address on the account statement. Please write your account number on the check.
By Wire	Call Shareholder Services at 1-800-992-0180 to obtain an account number and indicate your financial intermediary on the account.
Instruct your bank to wire funds to the Fund in the care of:
Bank of New York Mellon
ABA # 011001234
credit to: BNY Mellon Investment Servicing (U.S.) Inc. as Agent for Voya mutual funds
A/C #0000733938; for further credit to Shareholder A/C #
(A/C # you received over the telephone)
Shareholder Name:
       (Your Name Here)
After wiring funds you must complete the Account Application and send it to:
Voya Investment Management
P.O. Box 9772
Providence, RI
	02940-9772	Wire the funds in the same manner described under “Opening an Account.”
Online (Class O Only)	Complete your application online at www.sharebuilder.com.	Log onto your account at www.sharebuilder.com, go to the Trade>Mutual Funds page and select the “Buy” option.

HOW TO SELL SHARES

You may sell shares by using the methods outlined in the following table. Under unusual circumstances, a Fund may suspend the right of redemption as allowed by the SEC or federal securities laws.
If you are a participant in a qualified retirement plan, you should make redemptions through your plan administrator or sponsor, who is responsible for transmitting orders.
Selling Shares	To Sell Some or All of Your Shares
By Contacting Your Financial Intermediary	You may sell shares by contacting your financial intermediary. Financial intermediaries may charge for their services in connection with your redemption request but neither the Fund nor the Distributor imposes any such charge.
By Mail	Send a written request specifying the Fund name and share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to redeem to:
Voya Investment Management
P.O. Box 9772
Providence, RI 02940-9772
If certificated shares have been issued, the certificate must accompany the written request. Corporate investors and other associations must have an appropriate certification on file authorizing redemptions. A suggested form of such certification is provided on the Account Application. A signature guarantee may be required.
By Telephone - Expedited Redemption	You may sell shares by telephone on all accounts, other than retirement accounts, unless you check the box on the Account Application which signifies that you do not wish to use telephone redemptions. To redeem by telephone, call a Shareholder Services Representative at 1-800-992-0180.
Receiving Proceeds By Check:
You may have redemption proceeds (up to a maximum of $100,000) mailed to an address which has been on record with Voya Investment Management for at least 30 days.
Receiving Proceeds By Wire:
You may have redemption proceeds (subject to a minimum of $5,000) wired to your pre-designated bank account. You will not be able to receive redemption proceeds by wire unless you check the box on the Account Application which signifies that you wish to receive redemption proceeds by wire and attach a voided check. Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instructions, provided redemptions may be made. In the event that share certificates have been issued, you may not request a wire redemption by telephone. For Class O shares, you may redeem shares by calling (866) 590-7629. Please note that additional fees may apply for phone orders.
Online (Class O only)	Log onto your account at www.sharebuilder.com, navigate to the Trade>Mutual Funds page and select the “Sell” option.
Systematic Withdrawal Plan
You may elect to make periodic withdrawals from your account on a regular basis.
    Class A, Class B, and Class C
•	Your account must have a current value of at least $10,000.
•	Minimum withdrawal amount is $100.
•	You may choose from monthly, quarterly, semi-annual or annual payments.
    Class I and Class W
•	Your account must have a current value of at least $250,000 or $1,000 for Class I and Class W shares, respectively.

HOW TO SELL SHARES (continued)

•	Minimum withdrawal amount is $1,000.
•	You may choose from monthly, quarterly, semi-annual or annual payments.
For additional information, contact a Shareholder Services Representative or refer to the Account Application or the SAI.
Execution of Requests
Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or the Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth under “How to Buy Shares” have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after Market Close, the shares will not be credited until the next business day. For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must receive your order before Market Close and promptly transmit the order to the Transfer Agent or the Distributor.
You will receive a confirmation of each new transaction in your account, which also will show you the number of shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership.
Payments
Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a request in good order. Each Fund has the right to take up to seven days to pay your redemption proceeds and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined NAV, but a Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. A redemption request made within 30 calendar days after submission of a change of address is permitted only if the request is in writing and is accompanied by a medallion signature guarantee. Redemption requests of an amount of $10 million or more must be submitted in writing by an authorized person.
A medallion signature guarantee may be required in certain circumstances. A request to change the bank designated to receive wire redemption proceeds must be received in writing, signed by an authorized person, and accompanied by a medallion signature guarantee from any eligible guarantor institution. In addition, if you wish to have your redemption proceeds transferred by wire to an account other than your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder’s address of record, you must provide a medallion signature guarantee with your written redemption instructions. Please see the SAI for more details on the medallion signature guarantee program.
Each Fund normally intends to pay in cash for all shares redeemed but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such a case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.
Telephone Orders
The Funds and their Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

HOW TO SELL SHARES (continued)

Small Accounts
Due to the relatively high cost of handling small investments, a Fund reserves the right, upon 30 days’ prior written notice, to redeem at NAV (less any applicable deferred sales charge), the shares of any shareholder whose account (except for IRAs) has a total value that is less than a Fund's minimum. Before a Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount allowed and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to the minimum before the redemption is processed. Your account will not be closed if its drop in value is due to Fund performance.

HOW TO EXCHANGE SHARES

Exchanges Between Shares of Voya Mutual Funds
You may exchange shares of a Fund for shares of the same class of any other Voya mutual fund, except for Voya Corporate Leaders Trust Fund, without paying any additional sales charge, if you otherwise meet the eligibility requirements of the class of shares of the Voya mutual fund to be received in the exchange. If you purchase Class A shares of Voya Money Market Fund and did not pay a sales charge, you must pay the applicable sales charge on an exchange into Class A shares of another Voya mutual fund. Additionally, Class L shares of Voya Money Market Fund may be exchanged for Class C shares of any other Voya mutual fund.
If you exchange shares of a Fund that are subject to a CDSC into shares of another Voya mutual fund that are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate that was applicable to your original shares. Your new shares will continue to age for CDSC purposes from the date that the original shares were purchased.
If you acquired Class L shares of Voya Money Market Fund through an exchange from Class C shares of an Voya mutual fund that were subject to a CDSC and then exchange your Class L shares of Voya Money Market Fund for Class C shares of another Voya mutual fund you will continue to be subject to the CDSC that applied to your original shares. The time you held the Class L shares of Voya Money Market Fund will not count toward the CDSC holding period.
If you acquired Class L shares of Voya Money Market Fund through a purchase (not through an exchange) and then exchange your Class L shares of Voya Money Market Fund into Class C shares of another Voya mutual fund, you will become subject to any CDSC that applies to the Voya mutual fund into which you exchange. The time you held your Class L shares of Voya Money Market Fund will not count toward the CDSC holding period of the Voya mutual fund into which you exchanged.
Exchanges Between Classes of Shares of the Same Fund
You may exchange Class B, Class C, and Class W shares of a Fund for Class I shares of the same Fund, or you may exchange Class A shares and Class I shares of a Fund for any other class of the same Fund, if you otherwise meet the eligibility requirements of the class of shares to be received in the exchange, except that: (1) you may not exchange shares that are subject to a CDSC until the CDSC period has expired; and (2) you may not exchange Class A shares for Class W shares unless you acquired the Class A shares through a Voya approved broker-dealer (currently, ING Financial Partners, Inc.) All exchanges within the same Fund are subject to the discretion of the Distributor to permit or reject such exchanges.
Exchanges between classes of shares of the same Fund are not subject to the frequent trading and market timing policies of Voya mutual funds.
Additional Information About Exchanges
Fees and expenses differ among Voya mutual funds and among share classes of the same Fund. Please read the prospectus for the Voya mutual fund and share class you are interested in prior to exchanging into that Voya mutual fund or share class. Contact your financial intermediary or consult your plan documents for additional information.
An exchange of shares of a Fund for shares of another Voya mutual fund is treated as a sale and purchase of shares and may result in the recognition of a gain or loss for federal and state income tax purposes. For exchanges among Voya mutual funds and among classes of shares of the same Fund, you should consult your own tax advisor for advice about the particular federal, state, and local tax consequences to you of the exchange. The total value of shares being exchanged must at least equal the minimum investment requirement of the Voya mutual fund into which they are being exchanged.
If you exchange into Voya Senior Income Fund, your ability to sell or liquidate your investment will be limited. Voya Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis. It is not expected that a secondary market for Voya Senior Income Fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, Voya Senior Income Fund will normally make monthly repurchase offers for not less than 5% of its outstanding common shares. If more than 5% of Voya Senior Income Fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege into Voya Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the Voya Senior Income Fund prospectus or any other Voya mutual fund prospectus by calling 1-800-992-0180 or by going to www.voyainvestments.com.

HOW TO EXCHANGE SHARES (continued)

In addition to each Fund available in this Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any other Voya mutual fund should carefully review the prospectus of that fund before exchanging their shares. Investors may obtain a copy of a prospectus of any Voya mutual fund not discussed in this Prospectus by calling 1-800-992-0180 or by going to www.voyainvestments.com.
You will automatically have the ability to request an exchange between Voya mutual funds by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days’ prior notice to shareholders.
Systematic Exchange Privilege
Subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually, or annually from your account to an identically registered account in the same class of any other open-end Voya mutual fund, except for Voya Corporate Leaders Trust Fund. This exchange privilege may be modified at any time or terminated upon 60 days' prior written notice to shareholders.

FREQUENT TRADING - MARKET TIMING

The Funds are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Funds. The Funds reserve the right, in their sole discretion and without prior notice, to reject, restrict, or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a shareholder's or retirement plan participant's intermediary that the Funds determine not to be in the best interest of the Funds. Such action may include, but not be limited to: rejecting additional purchase orders, whether directly or by exchange; extending settlement of a redemption up to seven days; rejecting all purchase orders from broker-dealers or their registered representatives suspected of violating the Funds' frequent trading policy; or termination of the selling group agreement or other agreement with broker-dealers or other financial intermediaries associated with frequent trading. The Funds will not be liable for any loss resulting from rejected orders or other actions as described above.
The Funds believe that market timing or frequent, short-term trading in any account, including a retirement plan account, is not in the best interest of the Funds or their shareholders. Due to the disruptive nature of this activity, it can adversely affect the ability of the Adviser or Sub-Adviser (if applicable) to invest assets in an orderly, efficient manner. Frequent trading can raise Fund expenses through: increased trading and transaction costs; increased administrative costs; and lost opportunity costs. This in turn can have an adverse effect on Fund performance.
Funds that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in Funds which do not invest in foreign securities. For example, if trading in a security held by a Fund is halted and does not resume prior to the time the Fund calculates its NAV such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing and other potential pricing discrepancies. Currently, Interactive Data Pricing and Reference Data, Inc. provides such services to the Funds. However, to the extent that a Fund does not immediately reflect these changes in market conditions, short-term trading may dilute the value of the Funds' shares which negatively affects long-term shareholders.
The Funds' Board has adopted policies and procedures designed to deter frequent, short-term trading in shares of the Funds. In general, shareholders may make exchanges among their accounts with Voya mutual funds once every thirty (30) days. However, the Funds prohibit frequent trading. The Funds have defined frequent trading as follows:
•	Any shareholder or financial adviser who initiated exchanges among all their accounts with the Funds within thirty (30) calendar days of a previous exchange. All exchanges occurring on the same day for all accounts (individual, IRA, 401(k), etc.) beneficially owned by the same shareholder will be treated as a single transaction for purposes of this policy;
•	Trading deemed harmful or excessive by the Funds (including but not limited to patterns of purchases and redemptions), in their sole discretion; and
•	Trades initiated by financial advisers, among multiple shareholder accounts, that in the aggregate are deemed harmful or excessive.
The following transactions are excluded when determining whether trading activity is excessive:
•	Purchases and sales of Fund shares in the amount of $5,000 or less;
•	Transfers associated with systematic purchases or redemptions;
•	Purchases and sales of funds that affirmatively permit short-term trading;
•	Rebalancing to facilitate fund-of-fund arrangements or the Funds' systematic exchange privileges;
•	Purchases or sales initiated by Voya mutual funds; and
•	Transactions subject to the trading policy of an intermediary that the Funds deem materially similar to the Funds' policy.
Please note that while money market funds permit short-term trading, an exchange between a money market fund and another fund that does not permit short-term trading will count as an exchange for purposes of this policy.

FREQUENT TRADING - MARKET TIMING (continued)

If a violation of the policy is identified, the following action will be taken:
•	Upon the first violation of this policy in a calendar year, purchase and exchange privileges shall be suspended for ninety (90) days. For example, if an exchange is initiated on February 1st, and a second exchange is initiated on February 15th, trading privileges shall be suspended for ninety (90) days from February 1st.
•	Upon a second violation in a calendar year, purchase and exchange privileges shall be suspended for one hundred and eighty (180) days.
•	No purchases or exchanges will be permitted in the account and all related accounts bearing the same Tax ID or equivalent identifier.
On the next business day following the end of the ninety (90) or one hundred and eighty (180) day suspension, any trading restrictions placed on the account(s) shall be removed.
The Funds reserve the right to modify this policy at any time without prior notice.
Although the restrictions described above are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the Funds will occur. Moreover, in enforcing such restrictions, the Funds are often required to make decisions that are inherently subjective. The Funds strive to make these decisions to the best of their abilities in a manner that they believe is in the best interest of shareholders.
Shareholders may invest in the Funds through omnibus account arrangements with financial intermediaries. Omnibus accounts permit intermediaries to aggregate their clients' transactions and in these circumstances, the identity of the shareholder is often unknown. Such intermediaries include broker-dealers, banks, investment advisers, record keepers, retirement plans, and fee-based accounts such as wrap fee programs. Omnibus accounts generally do not identify customers' trading activity on an individual basis. The Funds' Administrator has agreements in place with intermediaries which require such intermediaries to provide detailed account information, including trading history, upon request of the Funds. There is no assurance that the Funds' Administrator will request such information with sufficient frequency to detect or deter excessive trading or that review of such information will be sufficient to detect or deter excessive trading in omnibus accounts effectively.
In some cases, the Funds will rely on the intermediaries' excessive trading policies and such policies shall define the trading activity in which the shareholder may engage. This shall be the case where the Funds are used in certain retirement plans offered by affiliates. With trading information received as a result of the agreements, the Funds may make a determination that certain trading activity is harmful to the Funds and their shareholders even if such activity is not strictly prohibited by the intermediaries' excessive trading policy. As a result, a shareholder investing directly or indirectly in one of the Funds may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary.

PAYMENTS TO FINANCIAL INTERMEDIARIES

Voya mutual funds are distributed by the Distributor. The Distributor is a broker-dealer that is licensed to sell securities. The Distributor generally does not sell directly to the public but sells and markets its products through intermediaries such as other broker-dealers. Each Voya mutual fund also has an investment adviser which is responsible for managing the money invested in each of the mutual funds. Both of these entities (collectively, “Voya”) may compensate an intermediary for selling Voya mutual funds.
Only persons licensed with FINRA as a registered representative (often referred to as a broker or financial adviser) and associated with a specific broker-dealer may sell an Voya mutual fund to you. The Distributor has agreements in place with each broker-dealer selling a Fund defining specifically what those broker-dealers will be paid for the sale of a particular Voya mutual fund. Those broker-dealers then pay the registered representative who sold you the mutual fund some or all of what they receive from Voya. They may receive a payment when the sale is made and can, in some cases, continue to receive payments while you are invested in the mutual fund.
The Funds' Adviser or the Distributor, out of its own resources and without additional cost to a Fund or its shareholders, may provide additional cash or non-cash compensation to intermediaries selling shares of a Fund, including affiliates of the Adviser and the Distributor. These amounts would be in addition to the distribution payments made by a Fund under the distribution agreements. The payments made under these arrangements are paid by the Adviser or the Distributor. Additionally, if a fund is not sub-advised or is sub-advised by a Voya entity, Voya may retain more revenue than on those funds it must pay to have sub-advised by non-affiliated entities. Management personnel of Voya may receive additional compensation if the overall amount of investments in funds advised by Voya meets certain target levels or increases over time.
The Distributor may pay, from its own resources, additional fees to these broker-dealers or other financial institutions including affiliated entities. These additional fees paid to intermediaries may take the following forms: (1) a percentage of that entity's customer assets invested in Voya mutual funds; (2) a percentage of that entity's gross sales; or (3) some combination of these payments. These payments may, depending on the broker-dealer's satisfaction of the required conditions, be periodic and may be up to: (1) 0.30% per annum of the value of a Fund's shares held by the broker-dealer's customers; or (2) 0.30% of the value of a Fund's shares sold by the broker-dealer during a particular period. In accordance with these practices, if that initial investment averages a value of $10,000 over the year, the Distributor could pay a maximum of $30 on those assets. If you invested $10,000, the Distributor could pay a maximum of $30 for that sale.
The Funds' Adviser or the Distributor may provide additional cash or non-cash compensation to third parties selling our mutual funds including affiliated companies. This may take the form of cash incentives and non-cash compensation and may include, but is not limited to: cash; merchandise; trips; occasional entertainment; meals or tickets to a sporting event; client appreciation events; payment for travel expenses (including meals and lodging) to pre-approved training and education seminars; and payment for advertising and sales campaigns. The Distributor may also pay concessions in addition to those described above to broker-dealers so that Voya mutual funds are made available by those broker-dealers for their customers. The Sub-Adviser of a Fund may contribute to non-cash compensation arrangements.
Not all mutual funds pay the same amount to the broker-dealers who sell their mutual funds. Broker-dealers can receive different payments based on the mutual funds they offer, the companies with whom they are doing business and how much they sell. What these broker-dealers are paid also varies depending on the class of mutual fund you purchase.
The top firms we paid to sell our mutual funds as of the last calendar year are:
Ameriprise Financial Services, Inc.; AXA Advisors, LLC; Capital One ShareBuilder, Inc.; Charles Schwab & Co., Inc.; Commonwealth Financial Network; Directed Services LLC; Edward D. Jones & Co., L.P.; Fifth Third Securities, Inc.; ING Financial Partners, Inc.; ING Life Insurance and Annuity; ING Variable Annuity; Janney Montgomery Scott LLC; JPMorgan Clearing Corporation; LPL Financial LLC; Merrill Lynch, Pierce, Fenner & Smith Inc.; Morgan Stanley Smith Barney LLC; MSCS Financial Services, LLC; National Financial Services LLC; Oppenheimer & Co., Inc.; Pershing, LLC; Raymond James & Associates, Inc.; RBC Capital Markets, LLC; Stifel Nicolaus & Co., Inc.; TD Ameritrade, Inc.; UBS Financial Services, Inc.; and Wells Fargo Advisor.
Your registered representative or broker-dealer could have a financial interest in selling you a particular mutual fund, or the mutual funds of a particular company, to increase the compensation they receive. Please make sure you read fully each mutual fund prospectus and discuss any questions you have with your registered representative.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions
The Funds generally distribute most or all of their net earnings in the form of dividends, consisting of ordinary income and capital gains distributions. Each Fund distributes capital gains, if any, annually. Each Fund (except Voya Large Cap Value Fund and Voya Real Estate Fund) also declares dividends and pays dividends consisting of ordinary income, if any, annually.
Voya Large Cap Value Fund and Voya Real Estate Fund pay dividends consisting of ordinary income, if any, quarterly.
To comply with federal tax regulations, the Funds may also pay an additional capital gains distribution.
Dividend Reinvestment
Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on shares of a Fund invested in another Voya mutual fund that offers the same class of shares. If you are a shareholder of Voya Prime Rate Trust, whose shares are not held in a broker or nominee account, you may, upon written request, elect to have all dividends invested into a pre-existing Class A shares account of any open-end Voya mutual fund.
Taxes
The tax discussion in this Prospectus is only a summary of certain U.S. federal income tax issues generally affecting the Funds and their shareholders. The following assumes that each Fund’s shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the Funds with your tax advisor.
The Funds will distribute all, or substantially all, of their net investment income and net capital gains to their shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive.
Distributions, whether received as cash or reinvested in additional shares, may be subject to federal income taxes and may also be subject to state or local taxes. For mutual funds generally, dividends from net investment income (other than qualified dividend income, exempt interest dividends, and capital gain dividends) and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares.
Distributions made to a non-corporate shareholder out of “qualified dividend income,” if any, received by a Fund will be subject to tax at the lower rates applicable to net capital gains, provided that the shareholder meets certain holding period and other requirements with respect to its shares.
Selling or exchanging your Fund shares is a taxable event and may result in capital gain or loss. A capital gain or capital loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds. Any capital loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions.
You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. If you purchase shares of a Fund through a financial intermediary, that entity will provide this information to you.
Each Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, a Fund’s failure to qualify as a regulated investment company would result in fund level taxation and therefore, a reduction in income available for distribution.

DIVIDENDS, DISTRIBUTIONS, AND TAXES (continued)

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Each Fund is required to withhold a portion, currently 28%, of all taxable dividends, distributions, and redemption proceeds payable to any noncorporate shareholder that does not provide the Funds with a shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding. This is not an additional tax but can be credited against your tax liability.
Shareholders that invest in a Fund through a tax-deferred account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investing through such an account.
Foreign shareholders invested in a Fund should consult with their tax advisors as to if and how the U.S. federal income tax law and its withholding requirements apply to them. Generally, a Fund will withhold 30% (or lower applicable treaty rate) on distributions to foreign shareholders.
Foreign Income Taxes. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which may entitle a Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a Fund in advance since the amount of the assets to be invested within various countries is not known.
Please note that Voya Real Estate Fund will be sending you a Form 1099 reflecting the distributions you received in a particular calendar year at the end of February of the following year, which is later than when most such forms are sent.
Cost Basis Reporting. The Internal Revenue Service requires mutual fund companies and brokers to report on Form 1099-B the cost basis on the sale or exchange of Fund shares acquired on or after January 1, 2012 (“covered shares”). If you acquire and hold shares directly through a Fund and not through a financial intermediary, the Fund will use an average cost single category methodology for tracking and reporting your cost basis on covered shares, unless you request, in writing, another cost basis reporting methodology. Information regarding the methods available for cost basis reporting are included in the SAI.
Please see the SAI for further information regarding tax matters.

ACCOUNT POLICIES

Account Access
Unless your Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the Internet at www.voyainvestments.com or via a touch tone telephone by calling 1-800-992-0180. Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above.
Privacy Policy
The Funds have adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at 1-800-992-0180, obtain a policy over the Internet at www.voyainvestments.com, or see the privacy promise that accompanies any Prospectus obtained by mail.
Householding
To reduce expenses, we may mail only one copy of a Fund's Prospectus and each annual and semi-annual shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call a Shareholder Services Representative at 1-800-992-0180 or speak to your investment professional. We will begin sending you individual copies 30 days after receiving your request.

INDEX DESCRIPTIONS

The MSCI U.S. REIT® Index is a free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI U.S. Investable Market 2500 Index (with the exception of specialty REITs that do not generate a majority of their revenue and income from real estate rental and leasing obligations). The index represents approximately 85% of the U.S. REIT market. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.
The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values.
The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes 2,000 of the smallest securities based on a combination of their market cap and current index membership.
The Russell 3000® Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values.
The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratio and higher forecasted growth values.
The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The index represents approximately 31% of the total market capitalization of the Russell 1000® Index companies.
The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.
The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

FINANCIAL HIGHLIGHTS

The following financial highlights are intended to help you understand the financial performance of each applicable share class of each Fund for the past five years or, if shorter, the period of the share class' operations. Certain information reflects financial results for a single share. The total returns represent the rate that an investor would have earned (or lost) on an investment in a share of the Funds (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds' financial statements that were audited by KPMG LLP, an independent registered public accounting firm. The report of KPMG LLP, along with the financial statements included in the annual shareholder report dated May 31, 2013, are incorporated herein by reference.

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses, net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Voya Growth Opportunities Fund
Class A
05-31-13	23.92	(0.02)	5.14	5.12	—	—	—	—	—	29.04	21.40	1.51	1.35	1.35	(0.09)	64,837	123
05-31-12	23.21	0.00*	0.73	0.73	0.02	—	—	0.02	—	23.92	3.15	1.67	1.35	1.35	0.02	48,045	151
05-31-11	17.47	0.07	5.67	5.74	—	—	—	—	—	23.21	32.86	1.68	1.35†	1.35†	0.35†	44,528	90
05-31-10	14.08	(0.05)	3.44	3.39	—	—	—	—	—	17.47	24.08	1.68	1.35†	1.35†	(0.26)†	37,356	143
05-31-09	22.32	(0.04)	(8.20)	(8.24)	—	—	—	—	—	14.08	(36.92)	1.74	1.43†	1.42†	(0.20)†	35,676	166
Class B
05-31-13	22.17	(0.18)•	4.75	4.57	—	—	—	—	—	26.74	20.61	2.16	2.00	2.00	(0.76)	1,697	123
05-31-12	21.63	(0.14)•	0.68	0.54	—	—	—	—	—	22.17	2.50	2.32	2.00	2.00	(0.66)	2,984	151
05-31-11	16.39	(0.06)•	5.30	5.24	—	—	—	—	—	21.63	31.97	2.33	2.00†	2.00†	(0.30)†	6,783	90
05-31-10	13.30	(0.14)•	3.23	3.09	—	—	—	—	—	16.39	23.23	2.33	2.00†	2.00†	(0.92)†	9,956	143
05-31-09	21.22	(0.14)•	(7.78)	(7.92)	—	—	—	—	—	13.30	(37.32)	2.37	2.08†	2.07†	(0.91)†	14,383	166
Class C
05-31-13	22.10	(0.17)	4.73	4.56	—	—	—	—	—	26.66	20.63	2.16	2.00	2.00	(0.73)	20,721	123
05-31-12	21.57	(0.13)	0.66	0.53	—	—	—	—	—	22.10	2.46	2.32	2.00	2.00	(0.63)	16,049	151
05-31-11	16.34	(0.06)	5.29	5.23	—	—	—	—	—	21.57	32.01	2.33	2.00†	2.00†	(0.30)†	16,850	90
05-31-10	13.26	(0.14)•	3.22	3.08	—	—	—	—	—	16.34	23.23	2.33	2.00†	2.00†	(0.91)†	14,777	143
05-31-09	21.15	(0.14)	(7.75)	(7.89)	—	—	—	—	—	13.26	(37.30)	2.39	2.08†	2.07†	(0.85)†	15,257	166
Class I
05-31-13	25.37	0.07	5.47	5.54	—	—	—	—	—	30.91	21.84	1.01	1.00	1.00	0.29	27,896	123
05-31-12	24.57	0.11•	0.75	0.86	0.06	—	—	0.06	—	25.37	3.51	1.05	1.00	1.00	0.48	9,975	151
05-31-11	18.44	0.15	5.98	6.13	—	—	—	—	—	24.57	33.24	1.07	1.00†	1.00†	0.69†	6,711	90
05-31-10	14.82	0.02	3.60	3.62	—	—	—	—	—	18.44	24.43	1.09	1.00†	1.00†	0.08†	5,422	143
05-31-09	23.38	0.05	(8.61)	(8.56)	—	—	—	—	—	14.82	(36.61)	1.19	0.98†	0.97†	0.29†	11,349	166
Class W
05-31-13	24.94	0.06	5.39	5.45	—	—	—	—	—	30.39	21.85	1.16	1.00	1.00	0.29	2,613	123
05-31-12	24.15	0.07	0.77	0.84	0.05	—	—	0.05	—	24.94	3.49	1.32	1.00	1.00	0.30	1,188	151
05-31-11	18.19	0.11	5.85	5.96	—	—	—	—	—	24.15	32.77	1.33	1.00†	1.00†	0.65†	1,109	90
11-23-09(4) - 05-31-10	14.57	0.08	3.54	3.62	—	—	—	—	—	18.19	24.85	1.29	0.69†	0.69†	0.40†	269	143
Voya Large Cap Value Fund
Class A
05-31-13	9.88	0.17	2.62	2.79	0.18	0.30	—	0.48	—	12.19	29.02	1.15	1.14	1.14	1.55	57,211	123
05-31-12	10.44	0.23•	(0.41)	(0.18)	0.21	0.17	—	0.38	—	9.88	(1.53)	1.21	1.15	1.15	2.30	32,435	84
05-31-11	8.53	0.20	1.91	2.11	0.18	0.02	—	0.20	—	10.44	25.07	1.20	1.14†	1.14†	2.18†	11,331	46
05-31-10	7.00	0.16	1.52	1.68	0.15	—	—	0.15	—	8.53	24.22	2.12	1.25†	1.25†	1.94†	6,788	113
05-31-09	9.63	0.21	(2.62)	(2.41)	0.22	—	—	0.22	—	7.00	(25.15)	4.09	1.25†	1.25†	3.08†	5,580	108
See Accompanying Notes to Financial Highlights

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses, net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Class B
05-31-13	9.83	0.09•	2.60	2.69	0.09	0.30	—	0.39	—	12.13	28.06	1.90	1.89	1.89	0.82	589	123
05-31-12	10.40	0.16•	(0.41)	(0.25)	0.15	0.17	—	0.32	—	9.83	(2.27)	1.96	1.90	1.90	1.58	567	84
05-31-11	8.51	0.13	1.90	2.03	0.12	0.02	—	0.14	—	10.40	24.01	1.95	1.89†	1.89†	1.44†	295	46
05-31-10	6.99	0.09	1.53	1.62	0.10	—	—	0.10	—	8.51	23.31	2.87	2.00†	2.00†	1.16†	219	113
05-31-09	9.61	0.16•	(2.60)	(2.44)	0.18	—	—	0.18	—	6.99	(25.54)	4.84	2.00†	2.00†	2.47†	98	108
Class C
05-31-13	9.85	0.08	2.62	2.70	0.10	0.30	—	0.40	—	12.15	28.11	1.90	1.89	1.89	0.80	22,862	123
05-31-12	10.43	0.15•	(0.40)	(0.25)	0.16	0.17	—	0.33	—	9.85	(2.31)	1.96	1.90	1.90	1.55	12,095	84
05-31-11	8.54	0.11	1.92	2.03	0.12	0.02	—	0.14	—	10.43	23.98	1.95	1.89†	1.89†	1.40†	3,697	46
05-31-10	7.01	0.10	1.53	1.63	0.10	—	—	0.10	—	8.54	23.32	2.87	2.00†	2.00†	1.19†	1,201	113
05-31-09	9.62	0.14•	(2.57)	(2.43)	0.18	—	—	0.18	—	7.01	(25.33)	4.84	2.00†	2.00†	2.20†	935	108
Class I
05-31-13	10.38	0.22•	2.75	2.97	0.21	0.30	—	0.51	—	12.84	29.44	0.82	0.80	0.80	1.90	277,638	123
05-31-12	10.95	0.28•	(0.43)	(0.15)	0.25	0.17	—	0.42	—	10.38	(1.22)	0.87	0.80	0.80	2.69	177,157	84
05-31-11	8.95	0.23	2.00	2.23	0.21	0.02	—	0.23	—	10.95	25.22	0.88	0.82†	0.82†	2.51†	102,577	46
03-31-10(4) - 05-31-10	9.46	0.04	(0.51)	(0.47)	0.04	—	—	0.04	—	8.95	(4.99)	1.84	0.97†	0.97†	2.18†	44	113
Class O
01-28-13(4) - 05-31-13	11.15	0.06•	1.00	1.06	0.03	—	—	0.03	—	12.18	9.54	1.15	1.14	1.14	1.54	375	123
Class R
05-31-13	9.88	0.14	2.62	2.76	0.17	0.30	—	0.47	—	12.17	28.74	1.40	1.34	1.34	1.32	2,089	123
08-05-11(4) - 05-31-12	9.19	0.16•	0.85	1.01	0.15	0.17	—	0.32	—	9.88	11.22	1.46	1.39	1.39	2.02	87	84
Class W
05-31-13	10.36	0.19	2.76	2.95	0.20	0.30	—	0.50	—	12.81	29.32	0.90	0.89	0.89	1.79	35,301	123
05-31-12	10.93	0.26•	(0.42)	(0.16)	0.24	0.17	—	0.41	—	10.36	(1.29)	0.96	0.90	0.90	2.53	6,345	84
05-31-11	8.93	0.19	2.04	2.23	0.21	0.02	—	0.23	—	10.93	25.25	0.95	0.89†	0.89†	2.37†	64	46
06-01-09(4) - 05-31-10	7.50	0.17	1.43	1.60	0.17	—	—	0.17	—	8.93	21.48	1.84	0.97†	0.97†	2.20†	4	113
Voya MidCap Opportunities Fund
Class A
05-31-13	19.35	(0.02)	4.11	4.09	—	0.55	—	0.55	—	22.89	21.54	1.33	1.33	1.33	(0.09)	395,343	81
05-31-12	21.14	(0.03)	(1.17)	(1.20)	—	0.59	—	0.59	0.00*	19.35	(5.43)(a)	1.37	1.35	1.35	(0.17)	292,698	89
05-31-11	15.25	0.01	5.88	5.89	—	—	—	—	—	21.14	38.62	1.38	1.34†	1.34†	0.09†	288,383	70
05-31-10	11.35	(0.06)	3.90	3.84	—	—	—	—	0.06	15.25	34.36(b)	1.55	1.35†	1.35†	(0.40)†	140,802	117
05-31-09	16.65	(0.05)•	(5.13)	(5.18)	—	0.12	—	0.12	0.00*	11.35	(31.05)(c)	1.73	1.35†	1.35†	(0.41)†	112,412	201
See Accompanying Notes to Financial Highlights

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses, net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Class B
05-31-13	17.24	(0.16)•	3.64	3.48	—	0.55	—	0.55	—	20.17	20.63	2.08	2.08	2.08	(0.85)	5,515	81
05-31-12	19.05	(0.16)•	(1.06)	(1.22)	—	0.59	—	0.59	0.00*	17.24	(6.14)(a)	2.12	2.10	2.10	(0.93)	6,245	89
05-31-11	13.84	(0.10)•	5.31	5.21	—	—	—	—	—	19.05	37.64	2.13	2.09†	2.09†	(0.63)†	9,999	70
05-31-10	10.38	(0.15)•	3.55	3.40	—	—	—	—	0.06	13.84	33.33(b)	2.30	2.10†	2.10†	(1.20)†	13,644	117
05-31-09	15.36	(0.14)•	(4.72)	(4.86)	—	0.12	—	0.12	0.00*	10.38	(31.58)(c)	2.43	2.10†	2.10†	(1.23)†	17,546	201
Class C
05-31-13	17.15	(0.15)	3.61	3.46	—	0.55	—	0.55	—	20.06	20.62	2.08	2.08	2.08	(0.85)	111,350	81
05-31-12	18.95	(0.16)•	(1.05)	(1.21)	—	0.59	—	0.59	0.00*	17.15	(6.11)(a)	2.12	2.10	2.10	(0.92)	87,941	89
05-31-11	13.76	(0.09)	5.28	5.19	—	—	—	—	—	18.95	37.72	2.13	2.09†	2.09†	(0.65)†	84,997	70
05-31-10	10.33	(0.14)•	3.51	3.37	—	—	—	—	0.06	13.76	33.20(b)	2.30	2.10†	2.10†	(1.16)†	53,098	117
05-31-09	15.27	(0.14)	(4.68)	(4.82)	—	0.12	—	0.12	0.00*	10.33	(31.50)(c)	2.43	2.10†	2.10†	(1.19)†	43,922	201
Class I
05-31-13	20.65	0.06	4.42	4.48	—	0.55	—	0.55	—	24.58	22.08	0.97	0.91	0.91	0.34	496,950	81
05-31-12	22.42	0.06•	(1.24)	(1.18)	0.00*	0.59	—	0.59	0.00*	20.65	(5.01)(a)	1.01	0.91	0.91	0.29	265,400	89
05-31-11	16.09	0.11•	6.22	6.33	—	—	—	—	—	22.42	39.34	0.96	0.90†	0.90†	0.54†	123,898	70
05-31-10	11.94	0.01	4.07	4.08	—	—	—	—	0.07	16.09	34.76(b)	1.20	1.00†	1.00†	0.05†	25,803	117
05-31-09	17.42	0.02•	(5.38)	(5.36)	—	0.12	—	0.12	0.00*	11.94	(30.71)(c)	1.18	0.85†	0.85†	0.13†	8,475	201
Class O
05-31-13	19.31	(0.02)	4.10	4.08	—	0.55	—	0.55	—	22.84	21.54	1.33	1.33	1.33	(0.09)	47,704	81
05-31-12	21.10	(0.03)	(1.17)	(1.20)	—	0.59	—	0.59	0.00*	19.31	(5.44)(a)	1.37	1.35	1.35	(0.17)	41,517	89
05-31-11	15.21	0.02	5.87	5.89	—	—	—	—	—	21.10	38.72	1.38	1.34†	1.34†	0.11†	45,434	70
05-31-10	11.32	(0.06)	3.89	3.83	—	—	—	—	0.06	15.21	34.36(b)	1.55	1.35†	1.35†	(0.41)†	34,216	117
06-04-08(4) - 05-31-09	16.47	0.00*	(5.03)	(5.03)	—	0.12	—	0.12	0.00*	11.32	(30.48)(c)	1.68	1.35†	1.35†	0.03†	28,177	201
Class R
05-31-13	19.31	(0.08)•	4.11	4.03	—	0.55	—	0.55	—	22.79	21.27	1.58	1.58	1.58	(0.35)	654	81
08-05-11(4) - 05-31-12	17.95	(0.07)•	2.02	1.95	—	0.59	—	0.59	0.00*	19.31	11.15(a)	1.62	1.60	1.60	(0.45)	14	89
Class W
05-31-13	20.56	0.03	4.38	4.41	—	0.55	—	0.55	—	24.42	21.83	1.08	1.08	1.08	0.16	97,680	81
05-31-12	22.37	0.01	(1.23)	(1.22)	0.00*	0.59	—	0.59	0.00*	20.56	(5.20)(a)	1.12	1.10	1.10	0.08	55,387	89
05-31-11	16.09	0.05	6.23	6.28	—	—	—	—	—	22.37	39.03	1.13	1.09†	1.09†	0.34†	26,533	70
06-01-09(4) - 05-31-10	12.38	0.01	3.63	3.64	—	—	—	—	0.07	16.09	29.97(b)	1.23	1.03†	1.03†	0.16†	5,392	117
Voya Multi-Manager Mid Cap Value Fund
Class I
05-31-13	12.30	0.12	3.40	3.52	0.12	1.56	—	1.68	—	14.14	30.87	0.87	0.88	0.86	0.87	293,575	111
10-03-11(4) - 05-31-12	10.00	0.06	2.52	2.58	0.03	0.25	—	0.28	—	12.30	26.07	0.92	0.90	0.87	0.84	227,880	88
See Accompanying Notes to Financial Highlights

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses, net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Voya Real Estate Fund
Class A
05-31-13	15.45	0.16•	1.95	2.11	0.33	—	—	0.33	—	17.23	13.78	1.22	1.22	1.22	0.99	214,477	40
05-31-12	15.23	0.14	0.39	0.53	0.31	—	—	0.31	—	15.45	3.66	1.20	1.20	1.20	0.88	177,041	36
05-31-11	11.91	0.09•	3.50	3.59	0.27	—	—	0.27	—	15.23	30.67	1.21	1.22†	1.22†	0.71†	152,777	43
05-31-10	7.63	0.20	4.42	4.62	0.22	—	0.12	0.34	—	11.91	61.88	1.25	1.25†	1.25†	2.03†	114,792	51
05-31-09	14.89	0.26•	(7.14)	(6.88)	0.24	—	0.14	0.38	—	7.63	(46.62)	1.35	1.34†	1.34†	2.65†	57,141	105
Class B
05-31-13	15.51	0.04•	1.95	1.99	0.20	—	—	0.20	—	17.30	12.92	1.97	1.97	1.97	0.25	934	40
05-31-12	15.28	0.02•	0.40	0.42	0.19	—	—	0.19	—	15.51	2.87	1.95	1.95	1.95	0.11	1,007	36
05-31-11	11.94	(0.01)•	3.52	3.51	0.17	—	—	0.17	—	15.28	29.71	1.96	1.97†	1.97†	(0.04)†	1,404	43
05-31-10	7.65	0.13•	4.44	4.57	0.16	—	0.12	0.28	—	11.94	60.83	2.00	2.00†	2.00†	1.32†	1,665	51
05-31-09	14.93	0.17•	(7.16)	(6.99)	0.15	—	0.14	0.29	—	7.65	(47.07)	2.10	2.09†	2.09†	1.75†	1,374	105
Class C
05-31-13	16.16	0.04•	2.04	2.08	0.21	—	—	0.21	—	18.03	12.92	1.97	1.97	1.97	0.24	25,680	40
05-31-12	15.92	0.02•	0.41	0.43	0.19	—	—	0.19	—	16.16	2.85	1.95	1.95	1.95	0.14	17,615	36
05-31-11	12.44	(0.01)•	3.67	3.66	0.18	—	—	0.18	—	15.92	29.72	1.96	1.97†	1.97†	(0.07)†	14,016	43
05-31-10	7.96	0.13•	4.63	4.76	0.16	—	0.12	0.28	—	12.44	60.80	2.00	2.00†	2.00†	1.28†	6,305	51
05-31-09	15.52	0.21•	(7.46)	(7.25)	0.17	—	0.14	0.31	—	7.96	(47.02)	2.10	2.09†	2.09†	2.32†	3,955	105
Class I
05-31-13	16.56	0.24•	2.09	2.33	0.39	—	—	0.39	—	18.50	14.19	0.89	0.89	0.89	1.32	809,016	40
05-31-12	16.31	0.20	0.40	0.60	0.35	—	—	0.35	—	16.56	3.89	0.90	0.90	0.90	1.17	654,590	36
05-31-11	12.73	0.15•	3.75	3.90	0.32	—	—	0.32	—	16.31	31.14	0.86	0.87†	0.87†	1.06†	551,630	43
05-31-10	8.13	0.26	4.71	4.97	0.25	—	0.12	0.37	—	12.73	62.54	0.90	0.90†	0.90†	2.43†	399,788	51
05-31-09	15.84	0.32•	(7.61)	(7.29)	0.28	—	0.14	0.42	—	8.13	(46.44)	0.92	0.91†	0.91†	3.25†	316,925	105
Class O
05-31-13	15.43	0.16	1.95	2.11	0.33	—	—	0.33	—	17.21	13.80	1.22	1.22	1.22	0.99	36,794	40
05-31-12	15.21	0.12	0.40	0.52	0.30	—	—	0.30	—	15.43	3.65	1.20	1.20	1.20	0.88	34,055	36
05-31-11	11.89	0.09	3.50	3.59	0.27	—	—	0.27	—	15.21	30.70	1.21	1.22†	1.22†	0.71†	35,419	43
05-31-10	7.61	0.20	4.42	4.62	0.22	—	0.12	0.34	—	11.89	62.05	1.25	1.25†	1.25†	2.04†	28,574	51
05-31-09	14.86	0.25	(7.12)	(6.87)	0.24	—	0.14	0.38	—	7.61	(46.66)	1.35	1.34†	1.34†	2.54†	17,709	105
Class R
05-31-13	15.43	0.11•	1.96	2.07	0.31	—	—	0.31	—	17.19	13.51	1.47	1.47	1.47	0.64	719	40
08-05-11(4) - 05-31-12	13.11	0.01•	2.53	2.54	0.22	—	—	0.22	—	15.43	19.61	1.45	1.45	1.45	0.09	104	36
See Accompanying Notes to Financial Highlights

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses, net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Class W
05-31-13	18.56	0.24•	2.36	2.60	0.37	—	—	0.37	—	20.79	14.11	0.97	0.97	0.97	1.22	175,318	40
05-31-12	18.23	0.20•	0.47	0.67	0.34	—	—	0.34	—	18.56	3.87	0.95	0.95	0.95	1.13	99,962	36
05-31-11	14.19	0.15•	4.19	4.34	0.30	—	—	0.30	—	18.23	31.07	0.96	0.97†	0.97†	0.92†	34,534	43
05-31-10	9.03	0.24	5.29	5.53	0.25	—	0.12	0.37	—	14.19	62.45	1.00	1.00†	1.00†	2.02†	8,628	51
05-31-09	17.52	0.38•	(8.45)	(8.07)	0.28	—	0.14	0.42	—	9.03	(46.47)	0.92	0.91†	0.91†	3.97†	826	105
Voya SmallCap Opportunities Fund
Class A
05-31-13	40.08	(0.24)	11.07	10.83	—	0.72	—	0.72	—	50.19	27.36	1.53	1.50	1.50	(0.57)	90,931	45
05-31-12	42.28	(0.33)	(1.95)	(2.28)	—	—	—	—	0.08	40.08	(5.20)(d)	1.60	1.50	1.50	(0.79)	65,652	72
05-31-11	31.17	(0.28)•	11.39	11.11	—	—	—	—	—	42.28	35.64	1.58	1.50†	1.50†	(0.80)†	81,526	85
05-31-10	22.81	(0.20)•	8.18	7.98	—	—	—	—	0.38	31.17	36.65(e)	1.78	1.50†	1.50†	(0.72)†	73,545	114
05-31-09	34.07	(0.16)	(11.10)	(11.26)	—	—	—	—	—	22.81	(33.05)	1.96	1.50†	1.50†	(0.60)†	69,551	178
Class B
05-31-13	34.81	(0.50)•	9.56	9.06	—	0.72	—	0.72	—	43.15	26.41	2.28	2.25	2.25	(1.30)	1,121	45
05-31-12	37.00	(0.52)•	(1.74)	(2.26)	—	—	—	—	0.07	34.81	(5.92)(d)	2.35	2.25	2.25	(1.54)	1,420	72
05-31-11	27.48	(0.48)•	10.00	9.52	—	—	—	—	—	37.00	34.64	2.33	2.25†	2.25†	(1.55)†	2,577	85
05-31-10	20.27	(0.41)•	7.28	6.87	—	—	—	—	0.34	27.48	35.57(e)	2.53	2.25†	2.25†	(1.66)†	3,434	114
05-31-09	30.50	(0.31)•	(9.92)	(10.23)	—	—	—	—	—	20.27	(33.54)	2.66	2.25†	2.25†	(1.38)†	4,879	178
Class C
05-31-13	34.74	(0.51)•	9.55	9.04	—	0.72	—	0.72	—	43.06	26.41	2.28	2.25	2.25	(1.32)	26,925	45
05-31-12	36.93	(0.52)•	(1.74)	(2.26)	—	—	—	—	0.07	34.74	(5.93)(d)	2.35	2.25	2.25	(1.54)	21,337	72
05-31-11	27.43	(0.48)•	9.98	9.50	—	—	—	—	—	36.93	34.63	2.33	2.25†	2.25†	(1.54)†	25,210	85
05-31-10	20.22	(0.36)•	7.23	6.87	—	—	—	—	0.34	27.43	35.66(e)	2.53	2.25†	2.25†	(1.44)†	20,356	114
05-31-09	30.43	(0.33)	(9.88)	(10.21)	—	—	—	—	—	20.22	(33.55)	2.66	2.25†	2.25†	(1.35)†	16,536	178
Class I
05-31-13	42.02	(0.06)	11.62	11.56	—	0.72	—	0.72	—	52.86	27.84	1.30	1.10	1.10	(0.17)	156,543	45
05-31-12	44.15	(0.17)•	(2.04)	(2.21)	—	—	—	—	0.08	42.02	(4.82)(d)	1.32	1.10	1.10	(0.40)	83,733	72
05-31-11	32.40	(0.13)•	11.88	11.75	—	—	—	—	—	44.15	36.27	1.16	1.08†	1.08†	(0.33)†	28,813	85
05-31-10	23.59	(0.04)	8.45	8.41	—	—	—	—	0.40	32.40	37.35(e)	1.29	1.01†	1.01†	(0.15)†	7,423	114
05-31-09	35.05	(0.03)	(11.43)	(11.46)	—	—	—	—	—	23.59	(32.70)	1.42	1.01†	1.01†	(0.10)†	5,226	178
Class R
05-31-13	39.97	(0.30)•	10.98	10.68	—	0.72	—	0.72	—	49.93	27.06	1.78	1.75	1.75	(0.65)	137	45
08-05-11(4) - 05-31-12	35.38	(0.33)•	4.84	4.51	—	—	—	—	0.08	39.97	12.97(d)	1.85	1.75	1.75	(1.03)	3	72
See Accompanying Notes to Financial Highlights

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses, net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Class W
05-31-13	41.73	(0.10)•	11.51	11.41	—	0.72	—	0.72	—	52.42	27.67	1.28	1.25	1.25	(0.22)	14,910	45
05-31-12	43.91	(0.22)•	(2.04)	(2.26)	—	—	—	—	0.08	41.73	(4.96)(d)	1.35	1.25	1.25	(0.53)	3,738	72
05-31-11	32.29	(0.15)	11.77	11.62	—	—	—	—	—	43.91	35.99	1.33	1.25†	1.25†	(0.51)†	1,116	85
05-31-10	23.54	(0.14)•	8.49	8.35	—	—	—	—	0.40	32.29	37.17(e)	1.40	1.12†	1.12†	(0.50)†	549	114
05-31-09	34.99	0.05•	(11.50)	(11.45)	—	—	—	—	—	23.54	(32.72)	1.42	1.01†	1.01†	0.24†	530	178
See Accompanying Notes to Financial Highlights

ACCOMPANYING NOTES TO FINANCIAL HIGHLIGHTS

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions, and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.
(4)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the period.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.
(a)	Excluding a payment from distribution settlement in the fiscal year ended May 31, 2012, Voya MidCap Opportunities Fund total return would have been (5.44)%, (6.16)%, (6.13)%, (5.02)%, (5.45)%, 11.13%, and (5.22)% for Class A, Class B, Class C, Class I, Class O, Class R, and Class W shares, respectively.
(b)	Excluding a payment from distribution settlement in the fiscal year ended May 31, 2010, Voya MidCap Opportunities Fund total return would have been 33.81%, 32.78%, 32.65%, 34.20%, 33.81%, and 29.43% for Class A, Class B, Class C, Class I, Class O, and Class W shares, respectively.
(c)	There was no impact on total return by the affiliate payment.
(d)	Excluding a payment from distribution settlement in the fiscal year ended May 31, 2012, Voya SmallCap Opportunities Fund total return would have been (5.38)%, (6.08)%, (6.09)%, (5.01)%, 12.75% and (5.16)% on Classes A, B, C, I, R and W, respectively.
(e)	Excluding a payment from distribution settlement in the fiscal year ended May 31, 2010, Voya SmallCap Opportunities Fund total return would have been 34.98%, 33.91%, 33.99%, 35.66% and 35.49% for Classes A, B, C, I and W, respectively.

TO OBTAIN MORE INFORMATION
You'll find more information about the Funds in our:
ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS
In the Funds' annual/semi-annual shareholder reports, you will find a discussion of the recent market conditions and principal investment strategies that significantly affected the Funds' performance during the last fiscal year, the financial statements and the independent registered public accounting firm's reports (in the annual shareholder report only).
STATEMENT OF ADDITIONAL INFORMATION
The SAI contains more detailed information about the Funds. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.
Please write, call or visit our website for a free copy of the current annual/semi-annual shareholder reports, the SAI, or other Fund information.
To make shareholder inquiries contact:
Voya Investment Management
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034
1-800-992-0180
or visit our website at www.voyainvestments.com
This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-551-8090 for information on the operation of the Public Reference Room. Otherwise, you may obtain the information for a fee, by contacting the SEC at:
U.S. Securities and Exchange Commission
Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549
or at the e-mail address: publicinfo@sec.gov
Or obtain the information at no cost by visiting the SEC's Internet website at www.sec.gov.
When contacting the SEC, you will want to refer to the Funds' SEC file numbers. The file numbers are as follows:
Voya Equity Trust	811-8817
Voya Growth Opportunities Fund Voya Large Cap Value Fund Voya MidCap Opportunities Fund Voya Multi-Manager Mid Cap Value Fund Voya Real Estate Fund Voya SmallCap Opportunities Fund

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PRO-8817	(0514-050114)

September 30, 2013, as supplemented May 1, 2014
Prospectus
Domestic Equity and Income Fund
•	Voya Large Cap Value Fund
Class/Ticker: R6/IEDZX
Domestic Equity Growth Funds
•	Voya MidCap Opportunities Fund
Class/Ticker: R6/IMOZX
•	Voya SmallCap Opportunities Fund
Class/Ticker: R6/ISOZX
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.
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Voya Large Cap Value Fund  (formerly, ING Large Cap Value Fund)
INVESTMENT OBJECTIVE
The Fund seeks long-term growth of capital and current income.
FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
R6	None	None
Annual Fund Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class	R6
Management Fee	0.65%
Distribution and/or Shareholder Services (12b-1) Fees	None
Administrative Services Fee	0.10%
Other Expenses[1]	0.07%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses[2]	0.83%
Waivers and Reimbursements[3]	(0.04)%
Total Annual Fund Operating Expenses After Waivers and Reimbursements	0.79%
1	Other Expenses are based on estimated amounts for the current fiscal year.
2	Total Annual Fund Operating Expenses may be higher than the Fund's ratio of expenses to average net assets shown in the Fund's Financial Highlights, which reflect the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
3	The adviser is contractually obligated to limit expenses to 0.78% through October 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. The obligation will automatically renew for one-year terms unless: (i) the adviser provides 90 days written notice of its termination; and (ii) such termination is approved by the Fund’s board; or (iii) the management agreement has been terminated. The obligation is subject to possible recoupment by the adviser within three years.
Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example shows costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Example also assumes that your investment had a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
R6	Sold or Held	$81	261	457	1,022
The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund's performance.
During the most recent fiscal year, the Fund's portfolio turnover rate was 123% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in equity securities of dividend-paying, large-capitalization issuers. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. Equity securities include common and preferred stocks, warrants, and convertible securities. The sub-adviser (“Sub-Adviser”) defines large-capitalization companies as companies with market capitalizations that fall within the collective range of companies within the Russell 1000® Value Index (“Index”) at the time of purchase. The market capitalization range will change with market conditions as the market capitalization range of the companies in the Index changes. The market capitalization of companies in the Index as of June 28, 2013 ranged from $611.6 million to $401.7 billion. The Fund may invest in foreign securities, including companies located in countries with emerging securities markets, when the Sub-Adviser believes they present attractive investment opportunities.
The Sub-Adviser seeks to construct a portfolio of securities with a dividend yield that exceeds the average dividend yield of the companies included in the Russell 1000® Value Index. The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
The Sub-Adviser uses a valuation-based screening process to assist in the selection of companies according to criteria which include the following:
•	an above-average dividend yield, and stability and growth of the dividend;
•	market capitalization that is usually above $1 billion (although the Fund may also invest up to 20% of its assets in small- and mid-capitalization companies); and
Voya Large Cap Value Fund
1

•	the potential for growth of the dividend yield over several years.
The Sub-Adviser may from time to time select securities that do not meet all of these criteria. The Sub-Adviser then conducts intensive fundamental research on each company to evaluate its growth, profitability, and valuation characteristics.
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
PRINCIPAL RISKS
You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Convertible Securities    Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.
Credit    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
Currency    To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Dividend    Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.
Foreign Investments/Developing and Emerging Markets    Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.
Interest Rate    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Fund's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Fund investments, adversely affect values, and increase a Fund’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets.
Investment Model    The manager's proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.
Liquidity    If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Fund costs and impair the ability of the Fund to achieve its investment objectives.
Market Capitalization    Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market
2
Voya Large Cap Value Fund

conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing the Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.
Securities Lending    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
Value Investing    Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
PERFORMANCE INFORMATION
The following information is intended to help you understand the risks of investing in the Fund. Because Class R6 shares of the Fund had not commenced operations as of the calendar year ended December 31, 2012, the following bar chart shows the changes in the Fund's Class A shares' performance from year to year, and the table compares the Fund's Class A shares' performance to the performance of a broad-based securities market index/indices for the same period. Class R6 shares and Class A shares of the Fund would have substantially similar performance because they invest in the same portfolio of securities. However, Class R6 shares' performance would be higher than Class A shares' performance because of the higher expenses paid by Class A shares. The Fund's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. The Fund's past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.voyainvestments.com/literature or call 1-800-992-0180.
Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 3rd, 2009, 18.23% and Worst quarter: 4th, 2008, -16.78%
The Fund's Class A shares' year-to-date total return as of June 30, 2013: 14.56%
Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs	10 Yrs (or since inception)	Inception Date
Class A before taxes	%	7.58	3.14	3.13	12/18/07
After tax on distributions	%	6.64	1.65	1.70	—
After tax on distributions with sale	%	5.73	1.74	1.78	—
Russell 1000® Value Index[1]	%	17.51	0.59	0.59[2]	—
1	The index returns do not reflect deductions for fees, expenses, or taxes.
2	Reflects index performance since the date closest to the Class' inception for which data is available.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
PORTFOLIO MANAGEMENT
Investment Adviser	Sub-Adviser
Voya Investments, LLC	Voya Investment Management Co. LLC
Voya Large Cap Value Fund
3

Portfolio Managers
Christopher F. Corapi Portfolio Manager (since 05/11)	Vincent Costa, CFA Portfolio Manager (since 06/13)
Robert M. Kloss Portfolio Manager (since 04/10)
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange is open). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.voyainvestments.com; by writing to us at Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258; or by calling us at 1-800-992-0180.
Minimum Initial Investment $ by share class

Class	R6
Certain institutional accounts	$1,000,000
Certain retirement plans	None
Non-qualified deferred compensation plans	None
Certain omnibus accounts	N/A
Pre-Authorized Investment Plan	N/A
The minimum initial investment requirement for Class R6 shares of the Fund is $1 million for certain institutional accounts. There is no minimum initial investment requirement for certain retirement plans and non-qualified deferred compensation plans. There are no minimums for additional investments.
TAX INFORMATION
The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. If you are investing through a tax-deferred arrangement, you may be taxed upon withdrawals from that arrangement.
4
Voya Large Cap Value Fund

Voya MidCap Opportunities Fund  (formerly, ING MidCap Opportunities Fund)
INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.
FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
R6	None	None
Annual Fund Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class	R6
Management Fee	0.75%
Distribution and/or Shareholder Services (12b-1) Fees	None
Administrative Services Fee	0.10%
Other Expenses[1]	0.07%
Total Annual Fund Operating Expenses	0.92%
Waivers and Reimbursements[2]	(0.04)%
Total Annual Fund Operating Expenses After Waivers and Reimbursements	0.88%
1	Other Expenses are based on estimated amounts for the current fiscal year.
2	The adviser is contractually obligated to limit expenses to 0.88% through October 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. The obligation will automatically renew for one-year terms unless: (i) the adviser provides 90 days written notice of its termination; and (ii) such termination is approved by the Fund’s board; or (iii) the management agreement has been terminated. The obligation is subject to possible recoupment by the adviser within three years.
Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example shows costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Example also assumes that your investment had a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
R6	Sold or Held	$90	289	505	1,128
The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund's performance.
During the most recent fiscal year, the Fund's portfolio turnover rate was 81% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of mid-sized U.S. companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.
The Fund normally invests in companies that the sub-adviser (“Sub-Adviser”) believes have above average prospects for growth. For this Fund, mid-sized companies are those companies with market capitalizations that fall within the range of companies in the Russell Midcap® Growth Index at the time of purchase. Capitalization of companies in the Russell Midcap® Growth Index will change with market conditions. The market capitalization of companies in the Russell Midcap® Growth Index as of June 28, 2013, ranged from $1.7 billion to $21.5 billion.
The Fund may also invest in derivative instruments including futures or index futures that have a similar profile to the benchmark of the Fund. The Fund typically uses derivatives for the purpose of maintaining equity market exposure on its cash balance. The Fund may also invest in foreign securities.
The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
In managing the Fund, the Sub-Adviser uses a stock selection process that combines the discipline of quantitative screens with rigorous fundamental security analysis. The quantitative screens focus the fundamental analysis by identifying the stocks of companies with strong business momentum that demonstrate relative price strength, and have a perceived value not reflected in the current price. The objective of the fundamental analysis is to confirm the persistence of the company's revenue and earnings growth and validate the Sub-Adviser’s expectations for earnings estimate revisions, particularly relative to consensus. A determination of reasonable valuation for individual securities is based on the judgment of the Sub-Adviser.
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
Voya MidCap Opportunities Fund
5

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
PRINCIPAL RISKS
You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Currency    To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Derivative Instruments    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Fund and reduce its returns. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
Foreign Investments    Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.
Investment Model    The manager's proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.
Liquidity    If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth-oriented securities in which the Fund invests. Rather, the market could favor value-oriented securities or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Fund costs and impair the ability of the Fund to achieve its investment objectives.
Mid-Capitalization Company    Investments in mid-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.
Securities Lending    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
PERFORMANCE INFORMATION
The following information is intended to help you understand the risks of investing in the Fund. Because Class R6 shares of the Fund had not commenced operations as of the calendar year ended December 31, 2012, the following bar chart shows the changes in the Fund's Class A shares' performance from year to year, and the table compares the Fund's Class A shares'
6
Voya MidCap Opportunities Fund

performance to the performance of a broad-based securities market index/indices for the same period. Class R6 shares and Class A shares of the Fund would have substantially similar performance because they invest in the same portfolio of securities. However, Class R6 shares' performance would be higher than Class A shares' performance because of the higher expenses paid by Class A shares. The Fund's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. The Fund's past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.voyainvestments.com/literature or call 1-800-992-0180.
Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 2nd, 2003, 17.67% and Worst quarter: 4th, 2008, -23.42%
The Fund's Class A shares' year-to-date total return as of June 30, 2013: 12.67%
Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs	10 Yrs	Inception Date
Class A before taxes	%	7.01	3.79	10.54	08/20/98
After tax on distributions	%	6.59	3.57	10.12	—
After tax on distributions with sale	%	5.12	3.23	9.30	—
Russell Midcap® Growth Index[1]	%	15.81	3.23	10.32	—
Russell Midcap® Index[1]	%	17.28	3.57	10.65	—
1	The index returns do not reflect deductions for fees, expenses, or taxes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
PORTFOLIO MANAGEMENT
Investment Adviser	Sub-Adviser
Voya Investments, LLC	Voya Investment Management Co. LLC

Portfolio Managers
Jeff Bianchi, CFA Portfolio Manager (since 07/05)	Michael Pytosh Portfolio Manager (since 04/12)
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange is open). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.voyainvestments.com; by writing to us at Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258; or by calling us at 1-800-992-0180.
Minimum Initial Investment $ by share class

Class	R6
Certain institutional accounts	$1,000,000
Certain retirement plans	None
Non-qualified deferred compensation plans	None
Certain omnibus accounts	N/A
Pre-Authorized Investment Plan	N/A
The minimum initial investment requirement for Class R6 shares of the Fund is $1 million for certain institutional accounts. There is no minimum initial investment requirement for certain retirement plans and non-qualified deferred compensation plans. There are no minimums for additional investments.
TAX INFORMATION
The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. If you are investing through a tax-deferred arrangement, you may be taxed upon withdrawals from that arrangement.
Voya MidCap Opportunities Fund
7

Voya SmallCap Opportunities Fund  (formerly, ING SmallCap Opportunities Fund)
INVESTMENT OBJECTIVE
The Fund seeks capital appreciation.
FEES AND EXPENSES OF THE FUND
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.
Shareholder Fees
Fees paid directly from your investment

Class	Maximum sales charge (load) as a % of offering price	Maximum deferred sales charge as a % of purchase or sales price, whichever is less
R6	None	None
Annual Fund Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class	R6
Management Fee	0.90%
Distribution and/or Shareholder Services (12b-1) Fees	None
Administrative Services Fee	0.10%
Other Expenses[1]	0.10%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses[2]	1.11%
Waivers and Reimbursements[3]	(0.05)%
Total Annual Fund Operating Expenses After Waivers and Reimbursements	1.06%
1	Other Expenses are based on estimated amounts for the current fiscal year.
2	Total Annual Fund Operating Expenses may be higher than the Fund's ratio of expenses to average net assets shown in the Fund's Financial Highlights, which reflect the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.
3	The adviser is contractually obligated to limit expenses to 1.05% through October 1, 2014; the obligation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. The obligation will automatically renew for one-year terms unless: (i) the adviser provides 90 days written notice of its termination; and (ii) such termination is approved by the Fund’s board; or (iii) the management agreement has been terminated. The obligation is subject to possible recoupment by the adviser within three years.
Expense Example $

The Example is intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example shows costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Example also assumes that your investment had a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
R6	Sold or Held	$108	348	607	1,347
The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may mean higher taxes if you are investing in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example, affect the Fund's performance.
During the most recent fiscal year, the Fund's portfolio turnover rate was 45% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of smaller, lesser-known U.S. companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.
The Fund normally invests in companies that the sub-adviser (“Sub-Adviser”) believes have above average prospects for growth. For this Fund, smaller companies are those with market capitalizations that fall within the range of companies in the Russell 2000® Growth Index at the time of purchase. The Russell 2000® Growth Index is an index that measures the performance of small growth companies. Capitalization of companies in the Russell 2000® Growth Index will change with market conditions. The market capitalization of companies in the Russell 2000® Growth Index as of June 28, 2013, ranged from $30.4 million to $3.9 billion.
The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
The Sub-Adviser uses a disciplined combination of quantitative screens and bottom-up fundamental security analysis to build a broadly diversified portfolio of companies that the Sub-Adviser believes will have improving bottom lines with reasonable valuation, and whose stocks demonstrate relative strength. The focus of company analysis is upon the prospects for continuing bottom-line growth, balance sheet strength, and cash flow characteristics. A determination of reasonable valuation for individual securities is based on the judgment of the Sub-Adviser.
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
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Voya SmallCap Opportunities Fund

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets.
PRINCIPAL RISKS
You could lose money on an investment in the Fund. Any of the following risks, among others, could affect Fund performance or cause the Fund to lose money or to underperform market averages of other funds.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Investment Model    The manager's proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.
Liquidity    If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. The Fund may make investments that become less liquid in response to market developments or adverse investor perception. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth-oriented securities in which the Fund invests. Rather, the market could favor value-oriented securities or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Fund costs and impair the ability of the Fund to achieve its investment objectives.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.
Securities Lending    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
Small-Capitalization Company    Investments in small-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
PERFORMANCE INFORMATION
The following information is intended to help you understand the risks of investing in the Fund. Because Class R6 shares of the Fund had not commenced operations as of the calendar year ended December 31, 2012, the following bar chart shows the changes in the Fund's Class A shares' performance from year to year, and the table compares the Fund's Class A shares' performance to the performance of a broad-based securities market index/indices for the same period. Class R6 shares and Class A shares of the Fund would have substantially similar performance because they invest in the same portfolio of securities. However, Class R6 shares' performance would be higher than Class A shares' performance because of the higher expenses paid by Class A shares. The Fund's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. The Fund's past performance (before and after taxes) is no guarantee of future results. For the most recent performance figures, go to www.voyainvestments.com/literature or call 1-800-992-0180.
Calendar Year Total Returns
(as of December 31 of each year)

Best quarter: 2nd, 2009, 23.05% and Worst quarter: 4th, 2008, -25.37%
Voya SmallCap Opportunities Fund
9

The Fund's Class A shares' year-to-date total return as of June 30, 2013: 15.35%
Average Annual Total Returns%
(for the periods ended December 31, 2012)

		1 Yr	5 Yrs	10 Yrs	Inception Date
Class A before taxes	%	8.19	4.32	9.66	06/5/95
After tax on distributions	%	7.92	4.26	9.62	—
After tax on distributions with sale	%	5.67	3.71	8.62	—
Russell 2000® Growth Index[1]	%	14.59	3.49	9.80	—
Russell 2000® Index[1]	%	16.35	3.56	9.72	—
1	The index returns do not reflect deductions for fees, expenses, or taxes.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
PORTFOLIO MANAGEMENT
Investment Adviser	Sub-Adviser
Voya Investments, LLC	Voya Investment Management Co. LLC

Portfolio Managers
Joseph Basset, CFA Portfolio Manager (since 04/12)	James Hasso Portfolio Manager (since 10/08)
Steve Salopek Portfolio Manager (since 07/05)
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund may be purchased or sold on any business day (normally any day when the New York Stock Exchange is open). You can buy or sell shares of the Fund through a broker-dealer or other financial intermediary; by visiting our website at www.voyainvestments.com; by writing to us at Voya Investment Management, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258; or by calling us at 1-800-992-0180.
Minimum Initial Investment $ by share class

Class	R6
Certain institutional accounts	$1,000,000
Certain retirement plans	None
Non-qualified deferred compensation plans	None
Certain omnibus accounts	N/A
Pre-Authorized Investment Plan	N/A
The minimum initial investment requirement for Class R6 shares of the Fund is $1 million for certain institutional accounts. There is no minimum initial investment requirement for certain retirement plans and non-qualified deferred compensation plans. There are no minimums for additional investments.
TAX INFORMATION
The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. If you are investing through a tax-deferred arrangement, you may be taxed upon withdrawals from that arrangement.
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Voya SmallCap Opportunities Fund

KEY FUND INFORMATION

This Prospectus contains information about the Funds and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.
The Funds' Statement of Additional Information (“SAI”) is incorporated by reference into (legally made a part of) this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works, and other information that may be helpful to you in your decision to invest. You may obtain a copy, without charge, from the Funds.
Other Voya mutual funds may also be offered to the public that have similar names, investment objectives, and principal investment strategies as those of the Funds. You should be aware that a Fund is likely to differ from these other Voya mutual funds in size and cash flow pattern. Accordingly, the performance of a Fund can be expected to vary from those of other Voya mutual funds.
Other mutual funds and/or funds-of-funds may invest in the Funds. So long as the Funds accept investments by other investment companies, they will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.
Each Fund is a series of Voya Equity Trust (formerly, ING Equity Trust) (“Trust”), a Massachusetts business trust.  Each Fund is managed by Voya Investments, LLC (formerly, ING Investments, LLC) (“Voya Investments” or “Adviser”).
Fundamental Policies
Fundamental investment policies contained in the SAI may not be changed without shareholder approval. The Board of Trustees (“Board”) and/or the Adviser may change any other policies and investment strategies.
Non-Fundamental Investment Policies
The Funds have adopted non-fundamental investment policies to invest the Fund's assets in securities that are consistent with the Fund's name. For more information about these policies, please consult the SAI.
Fund Diversification
Each Fund is diversified, as such term is defined in the 1940 Act. A diversified fund may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or other investment companies). A non-diversified fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer.
Investor Diversification
Although the Funds are designed to serve as a component of a diversified investment portfolio of securities, no single mutual fund can provide an appropriate investment program for all investors. You should evaluate each Fund in the context of your personal financial situation, investment objectives, and other investments.
Temporary Defensive Strategies
When the Adviser or sub-adviser (if applicable) to a Fund anticipates unusual market, economic, political, or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. In such circumstances, that Fund may invest in securities believed to present less risk, such as cash, cash equivalents, money market fund shares and other money market instruments, debt securities that are high quality or higher quality than normal, more liquid securities, or others. While a Fund invests defensively, it may not achieve its investment objective. A Fund's defensive investment position may not be effective in protecting its value. It is impossible to predict accurately how long such alternative strategies may be utilized. The types of defensive positions in which a Fund may engage are identified and discussed in the SAI.
Percentage and Rating Limitations
The percentage and rating limitations on Fund investments listed in this Prospectus apply at the time of investment.
Investment Not Guaranteed
Please note your investment is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.
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KEY FUND INFORMATION (continued)

Shareholder Reports
Each Fund's fiscal year ends May 31. Each Fund will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by an independent registered public accounting firm will be sent to shareholders every year.
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MORE INFORMATION ABOUT THE FUNDS

Additional Information About the Investment Objectives
Each Fund's investment objective is non-fundamental and may be changed by a vote of the Fund's Board, without shareholder approval. A Fund will provide 60 days' prior written notice of any change in a non-fundamental investment objective. There is no guarantee the Funds will achieve their respective investment objectives.
Additional Information About Principal Investment Strategies
For a complete description of each Fund's principal investment strategies, please see the Fund's summary prospectus or the summary section of this Prospectus.
Additional Information About the Risks
All mutual funds involve risk - some more than others - and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. Below is a discussion of the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the SAI.
Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Adviser or sub-adviser can decide whether to use them. The Funds may invest in these securities or use these techniques as part of the Funds' principal investment strategies. However, the Adviser or sub-adviser may also use these investment techniques or make investments in securities that are not a part of the Funds' principal investment strategies.
The discussions below expand on the risks included in a Fund's summary section of the Prospectus. Please see the SAI for a further discussion of the principal and other investment strategies employed by each Fund.
Company.    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Convertible Securities.    Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.
The value of a convertible security will normally fluctuate in some proportion to changes in the value of the underlying security because of the conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying security. A convertible security may also provide income and be subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. In the event the issuer of a convertible security is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, a fund could lose money. A fund may be forced to convert a convertible security before it otherwise would do so, which may decrease the fund's returns.
Credit.    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
Currency.    To the extent that a fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, a fund's investments in foreign currency or foreign currency-denominated securities may reduce the value of the fund's assets.
Derivative Instruments.    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase
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MORE INFORMATION ABOUT THE FUNDS (continued)

the volatility of a fund and reduce its returns. Derivatives may not perform as expected, so a fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose a fund to the risk of improper valuation. Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. The investment of a fund's assets required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the fund; therefore, the purchase of certain derivatives may have an economic leveraging effect on the fund; thus exaggerating any increase or decrease in the net asset value of the fund. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty's ability to perform its obligations and further that any deterioration in the counterparty's creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or for prices that do not reflect current market value. A fund's adviser or sub-adviser might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains to a fund.
Dividend.    Companies that issue dividend yielding equity securities are not required to continue to pay dividends on such securities. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.
Foreign Investments/Developing and Emerging Markets.    To the extent a fund invests in securities of issuers in markets outside the United States, its share price may be more volatile than if it invested in securities of issuers in the U.S. market due to, among other things, the following factors: comparatively unstable political, social and economic conditions, and limited or ineffectual judicial systems; comparatively small market sizes, making securities less liquid and securities prices more sensitive to the movements of large investors and more vulnerable to manipulation; governmental policies or actions, such as high taxes, restrictions on currency movements, replacement of currency, potential for default on sovereign debt, trade or diplomatic disputes, creation of monopolies, and the seizure of private property through confiscatory taxation and expropriation or nationalization of company assets; incomplete, outdated, or unreliable information about securities issuers due to less stringent market regulation and accounting standards; comparatively undeveloped markets and weak banking and financial systems; market inefficiencies, such as higher transaction costs, and administrative difficulties, such as delays in processing transactions; and fluctuations in foreign currency exchange rates, which could reduce gains or widen losses. In addition, foreign taxes could reduce the income available to distribute to shareholders, and special U.S. tax considerations could apply to foreign investments. Depositary receipts are subject to risks of foreign investments and might not always track the price of the underlying foreign security. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.
Foreign investment risks typically are greater in developing and emerging markets than in developed markets, for such reasons as social or political unrest, heavy economic dependence on agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, currency devaluations, runaway inflation, environmental problems, and business practices that depart from norms for developed countries and less developed or liquid markets for securities generally.
Interest Rate.    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase a fund's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain fund investments, adversely affect values, and increase a fund’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets.
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MORE INFORMATION ABOUT THE FUNDS (continued)

Investment Model.    The manager's proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors. The proprietary models used by a manager to evaluate securities or securities markets are based on the manager's understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models.
Liquidity.    If a security is illiquid, a fund might be unable to sell the security at a time when a fund's manager might wish to sell, and the security could have the effect of decreasing the overall level of the fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a fund could realize upon disposition. A fund may make investments that become less liquid in response to market developments or adverse investor perception. A fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund.
Market.    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth- or value-oriented securities in which a fund invests. Rather, the market could favor securities to which a fund is not exposed or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to fund costs and impair the ability of a fund to achieve its investment objectives.
Market Capitalization.    Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.
Mid-Capitalization Company.    Investments in mid-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.
Other Investment Companies.    The main risk of investing in other investment companies, including exchange-traded funds (“ETFs”), is the risk that the value of the securities underlying an investment company might decrease. Because a fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the fund.
Other investment companies include ETFs and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF's shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges' officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.
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MORE INFORMATION ABOUT THE FUNDS (continued)

Securities Lending.    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that a fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that a fund will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
To generate additional income, a fund may lend securities to financial institutions that are believed to be creditworthy by the adviser. When lending securities, a fund will receive cash or U.S. government securities as collateral.
When a fund lends its securities, it is responsible for investing the cash it receives as collateral from the borrower, and the fund could incur losses in connection with the investment of such collateral, often referred to as “investment risk.” A fund will minimize investment risk by limiting the investment of cash collateral to high-quality instruments of short maturity.
A fund may also lose money from the failure of a borrower to return a borrowed security in a timely manner, often referred to as “borrower default risk.” In the event of a borrower default, a fund will be protected to the extent the fund is able to exercise its rights in the collateral promptly and the value of such collateral is sufficient to purchase replacement securities. In addition, a fund will be protected by its securities lending agent, which has agreed to indemnify the fund from losses resulting from borrower default.
Small-Capitalization Company.    Investments in small-capitalization companies may involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange.
Value Investing.    Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production. The sub-adviser may be wrong in its assessment of a company’s value and the securities a fund holds may not reach their full values. A particular risk of a fund's value approach is that some holdings may not recover and provide the capital growth anticipated or a security judged to be undervalued may actually be appropriately priced. The market may not favor value-oriented securities and may not favor equities at all. During those periods, a fund's relative performance may suffer.
Additional Risks
The discussion below also includes risks that are not considered to be principal risks of a Fund, but are considered to be relevant to certain Funds.
Counterparty.    The entity with which a fund conducts portfolio-related business (such as trading or securities lending), or that underwrites, distributes or guarantees investments or agreements that the fund owns or is otherwise exposed to, may refuse or may become unable to honor its obligations under the terms of a transaction or agreement. As a result, that fund may sustain losses and be less likely to achieve its investment objective. These risks may be greater when engaging in over-the-counter transactions.
Increase in Expenses.    Your actual cost of investing in a fund may be higher or lower than the expenses shown in the fund's Annual Fund Operating Expenses for a variety of reasons. For example, expense ratios may be higher than those shown if the fund's assets decrease. The fund's assets may decrease and fund expense ratios increase for many reasons, including volatility in the fund's net asset value caused by volatility in the secondary markets for assets in which the fund invests.
Investment by Other Funds.    Various other mutual funds and/or funds-of-funds, including some Voya mutual funds, may invest in a fund. If investments by these other funds result in large inflows or outflows of cash from the fund, the fund's performance or realization of capital gains could be affected. While it is very difficult to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, these transactions could also increase transaction costs or portfolio turnover. The adviser or sub-adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on a fund and funds-of-funds as a result of these transactions.
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MORE INFORMATION ABOUT THE FUNDS (continued)

Manager.    A fund is subject to manager risk because it is an actively managed investment portfolio. The adviser, the sub-adviser or each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for a fund, but there can be no guarantee that these will produce the desired results. Many managers of equity funds employ styles that are characterized as “value” or “growth.” However, these terms can have different application by different managers. One manager's value approach may be different from another, and one manager's growth approach may be different from another. For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or “deeper discount” to a company's net worth than other value managers. Therefore, some funds that are characterized as growth or value can have greater volatility than other funds managed by other managers in a growth or value style.
17

PORTFOLIO HOLDINGS INFORMATION

Portfolio Holdings Information
A description of each Fund's policies and procedures regarding the release of portfolio holdings information is available in the Funds' SAI. Portfolio holdings information can be reviewed online at www.voyainvestments.com.
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MANAGEMENT OF THE FUNDS

The Investment Adviser
Voya Investments, an Arizona limited liability company, serves as the investment adviser to the Funds. Voya Investments has overall responsibility for the management of the Funds. Voya Investments oversees all investment advisory and portfolio management services for the Funds. Voya Investments is registered with the SEC as an investment adviser.
The Adviser is an indirect, wholly-owned subsidiary of Voya Financial, Inc. (formerly, ING U.S., Inc.) Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of the date of this Prospectus, Voya Financial, Inc. is a subsidiary of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin, with operations in more than 40 countries.
Voya Investments' principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. As of June 30, 2013, Voya Investments managed approximately $48.3 billion in assets.
In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of Voya Financial, Inc. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).
In May 2013, Voya Financial, Inc. conducted an initial public offering of Voya Financial, Inc. common stock (the “IPO”). In October 2013, ING Groep divested additional shares in a secondary offering of common stock of Voya Financial, Inc. In March, 2014, ING Groep divested additional shares, reducing its ownership interest in Voya Financial, Inc. below 50%. Voya Financial, Inc. did not receive any proceeds from these offerings.
ING Groep has stated that it intends to sell its remaining interest in Voya Financial, Inc. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in Voya Financial, Inc. may take place by means of a sale to a single buyer or group of buyers.
It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Adviser and Sub-Adviser(s) provide services to the Funds. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Funds, as applicable, in connection with the IPO. Shareholders of each Fund approved the new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.
The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of Voya Financial, Inc. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Funds, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. Since a portion of the shares of Voya Financial, Inc., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.
The Separation Plan may be implemented in phases. During the time that ING Groep retains a significant interest in Voya Financial, Inc., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect Voya Financial, Inc. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between Voya Financial, Inc. and ING Groep, and could adversely affect Voya Financial, Inc. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Funds and their operations.
19

MANAGEMENT OF THE FUNDS (continued)

Management Fees
The Adviser receives an annual fee for its advisory services to the Funds payable in monthly installments based on the average daily net assets of each of the Funds.
The Adviser is responsible for all of its own costs, including costs of its personnel required to carry out its investment advisory duties.
The following table shows the aggregate annual management fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets.
Management Fees
Voya Large Cap Value Fund	0.65%
Voya MidCap Opportunities Fund	0.75%
Voya SmallCap Opportunities Fund	0.90%
For information regarding the basis for the Board’s November 2012 approval of the investment advisory and investment sub-advisory relationships (if applicable), please refer to the Funds' unaudited-semiannual shareholder report dated November 30, 2012. For information regarding the basis for the Board’s January 2013 approval of the investment advisory and investment sub-advisory relationships (if applicable) in connection with IPO, please refer to the Funds’ annual shareholder report dated May 31, 2013.
The Sub-Advisers and Portfolio Managers
The Adviser has engaged one or more sub-advisers to provide the day-to-day management of each Fund's portfolio. One of these sub-advisers is an affiliate of the Adviser.
The Adviser acts as a “manager-of-managers” for the Funds. The Adviser has ultimate responsibility, subject to the oversight of the Funds’ Board, to oversee any sub-advisers and to recommend the hiring, termination, or replacement of sub-advisers. The Funds and the Adviser have received exemptive relief from the SEC which permits the Adviser, with the approval of the Funds’ Board but without obtaining shareholder approval, to enter into or materially amend a sub-advisory agreement with sub-advisers that are not affiliated with the Adviser (“non-affiliated sub-advisers”) as well as sub-advisers that are indirect or direct, wholly-owned subsidiaries of the Adviser or of another company that, indirectly or directly wholly owns the Adviser (“wholly-owned sub-advisers”).
Consistent with the “manager-of-managers” structure, the Adviser delegates to the sub-advisers of the Funds the responsibility for day-to-day investment management subject to the Adviser’s oversight. The Adviser is responsible for, among other things, monitoring the investment program and performance of the sub-advisers of the Funds. Pursuant to the exemptive relief, the Adviser, with the approval of the Funds’ Board, has the discretion to terminate any sub-adviser (including terminating a non-affiliated sub-adviser and replacing it with a wholly-owned sub-adviser), and to allocate and reallocate the Funds’ assets among other sub-advisers. In these instances, the Adviser may have an incentive to select or retain an affiliated sub-adviser. In the event that the Adviser exercises its discretion to replace a sub-adviser of a Fund or add a new sub-adviser to a Fund, the Fund will provide shareholders with information about the new sub-adviser and the new sub-advisory agreement within 90 days. The appointment of a new sub-adviser or the replacement of an existing sub-adviser may be accompanied by a change to the name of a Fund and a change to the investment strategies of the Fund.
Under the terms of each sub-advisory agreement, the agreement can be terminated by the Adviser or a Fund’s Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or the Adviser may assume day-to-day investment management of a Fund.
The “manager-of-managers” structure and reliance on the exemptive relief has been approved by each Fund’s shareholders.
Voya Investment Management Co. LLC (formerly, ING Investment Management Co. LLC)
Voya Investment Management Co. LLC (“Voya IM” or “Sub-Adviser”), a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. Voya IM is an indirect, wholly-owned subsidiary of Voya Financial, Inc. and is an affiliate of the Adviser. Voya IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. Voya IM's principal office is located at 230 Park Avenue, New York, New York 10169. As of June 30, 2013, Voya IM managed approximately $73.1 billion in assets.
20

MANAGEMENT OF THE FUNDS (continued)

Voya Large Cap Value Fund
The following individuals are jointly responsible for the day-to-day management of Voya Large Cap Value Fund.
Robert M. Kloss, Portfolio Manager, joined Voya IM 1992. Mr. Kloss has also served as a senior sector analyst on Voya IM's fundamental equity research team, covering the financial services sector as well as an equity analyst and portfolio manager for a variety of value-oriented funds. Prior to joining Voya IM, Mr. Kloss was a principal of Phoenix Strategies, an investment management and consulting firm.
Christopher F. Corapi, Portfolio Manager and Chief Investment Officer of equities, joined Voya IM in February 2004. Prior to joining Voya IM, Mr. Corapi served as global head of equity research at Federated Investors since 2002. He served as head of U.S. equities and portfolio manager at Credit Suisse Asset Management beginning in 2000 and head of emerging markets research at JPMorgan Investment Management beginning in 1998.
Vincent Costa, CFA, Portfolio Manager, and Head of Quantitative Equity Research, is responsible for leading the portfolio implementation effort for all equity index funds and enhanced index funds. Mr. Costa joined Voya IM in April 2006 as head of portfolio management for quantitative equity. Prior to joining Voya IM, Mr. Costa was with Merrill Lynch Investment Management, where he worked for seven years in quantitative equity leadership positions. Most recently, he served as managing director and head of their quantitative investments organization where he had overseen some $60 billion in assets across 70 funds. Prior to that, Mr. Costa worked at Bankers Trust Company as a senior portfolio manager, managing global index and enhanced index products.
Historical adviser/sub-adviser/name and strategies information:
Effective Date	Fund Name	Sub-Adviser
05/18/12	ING Large Cap Value Fund*	No change
Since inception	ING Equity Dividend Fund	Voya Investment Management Co. LLC
*	The Fund's name changed and its investment objective and principal investment strategies changed.
Voya MidCap Opportunities Fund
The following individuals are jointly responsible for the day-to-day management of Voya MidCap Opportunities Fund.
Jeff Bianchi, CFA, is the Lead Portfolio Manager of Voya IM's large-cap growth and mid-cap growth strategies. Mr. Bianchi joined Voya IM in 1994 as a fundamental research analyst on the growth strategies. Mr. Bianchi has had primary responsibility for the health care sector as well as other growth sectors, including technology and consumer. He assumed portfolio manager duties on the large cap growth strategy in 2000, and was named lead portfolio manager on the strategy in 2010. He also assumed lead portfolio manager responsibilities of the mid cap growth strategy in 2005.
Michael Pytosh, Portfolio Manager, joined Voya IM in 2004 as a senior analyst covering the technology sector. Prior to 2004, Mr. Pytosh was with Lincoln Equity Management, LLC, since 1996, where he started as a technology analyst and ultimately took on the role of the firm's president. Prior to that, Mr. Pytosh was a technology analyst at JPMorgan Investment Management and an analyst at Lehman Brothers.
Voya SmallCap Opportunities Fund
The following individuals are jointly responsible for the day-to-day management of Voya SmallCap Opportunities Fund.
Joseph Basset, CFA, Portfolio Manager, joined Voya IM in June 2005. Prior to joining Voya IM, Mr. Basset had been employed by Banc One since 1998 where he covered semiconductor, information technology and communications equipment companies and was an analyst for the One Group Technology Fund.
James Hasso, Portfolio Manager, has been with Voya IM since 2006. Prior to joining Voya IM, Mr. Hasso had been a senior research analyst with First Investors Corporation from 2004-2006. Prior to that, Mr. Hasso served as a senior research analyst and associate portfolio manager with Valenzuela Capital Partners LLC from 2001-2002.
Steve Salopek, Portfolio Manager, joined Voya IM in June 2005. Prior to joining Voya IM, Mr. Salopek served as a portfolio manager with Banc One Investment Advisers from 1999-2004, where he directed $700 million in small-capitalization growth assets.
21

MANAGEMENT OF THE FUNDS (continued)

Additional Information Regarding the Portfolio Managers
The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of securities in the Funds.
The Administrator
Voya Funds Services, LLC (“Administrator”) serves as administrator to each Fund and receives an annual administrative services fee equal to 0.10% of each Fund's average daily net assets.
Subject to the supervision of the Board, the Administrator provides all administrative services reasonably necessary for the ordinary operation of each Fund other than the investment advisory services performed by the Adviser and Sub-Adviser including, but not limited to, acting as a liaison among the various service providers to the Funds, including the custodian, transfer agent, and such other service providers as may be retained by the Funds. The Administrator provides each Fund, at the Administrator's expense, with adequate personnel, office space, communications facilities, and other facilities necessary for operation of the Funds.
The Distributor
Voya Investments Distributor, LLC (“Distributor”) is the principal underwriter and distributor of each Fund. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.
The Distributor is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.
22

CLASS OF SHARES

CHOOSING A SHARE CLASS
When choosing between classes, you should carefully consider: (1) how long you plan to hold shares of a Fund; (2) the amount of your investment; and (3) the expenses you'll pay for each class. Please review the disclosure about all of the available share classes carefully. Before investing, you should discuss with your financial intermediary which share class may be right for you.
The tables below summarize the features of the class of shares available through this Prospectus.
Class R6
Initial Sales Charge	None
Contingent Deferred Sales Charge	None
Distribution and/or Shareholder Services (12b-1) Fees	None
Purchase Maximum	None
Minimum Initial Purchase/Minimum Account Size*	$1,000,000/$1,000,000
Minimum Subsequent Purchases	None
Minimum Initial Account Balance for Systematic Exchange Privilege	None
Conversion	None
* The minimum initial investment requirement for Class R6 shares is $1 million for certain institutional accounts. There is no minimum initial investment requirement for certain retirement plans and non-qualified deferred compensation plans. Please refer to the section of this Prospectus entitled “How to Buy Shares” for further details.
Please refer to the minimum investments table on page 26 for additional information.
23

HOW SHARES ARE PRICED

The NAV per share of each Fund is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) each day on which the NYSE is open for trading. The Funds are open for business every day the NYSE is open. Fund shares will not be priced on days when the NYSE is closed. The NAV per share of each class of each Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. To the extent a Fund invests in other open-end funds (other than ETFs), the Fund will calculate its NAV using the NAV of the funds in which it invests as described in that fund's prospectus.
In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from independent pricing services. Shares of investment companies held by the Funds (other than ETF shares) will generally be valued at the latest NAV reported by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Fund's NAV is not calculated. As a result, the NAV of a Fund may change on days when shareholders will not be able to purchase or redeem a Fund's shares. When market quotations are not available or are deemed unreliable, a Fund will use a fair value for an asset that is determined in accordance with procedures adopted by the Fund's Board. The types of assets for which such fair value pricing might be required include, but are not limited to:
•	Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;
•	Securities of an issuer that has entered into a restructuring;
•	Securities whose trading has been halted or suspended;
•	Debt instruments that have gone into default and for which there are no current market value quotations; and
•	Securities that are restricted as to transfer or resale.
The Funds or the Adviser may rely on the recommendations of a fair value pricing service approved by the Funds' Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. The Adviser will make such determinations in good faith in accordance with procedures adopted by the Funds' Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.
24

HOW TO BUY SHARES

Customer Identification
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person that opens an account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.
What this means for you: the Funds, the Distributor, or a third-party selling you the Funds, must obtain the following information for each person that opens an account:
•	Name;
•	Date of birth (for individuals);
•	Physical residential address (although post office boxes are still permitted for mailing); and
•	Social Security number, taxpayer identification number, or other identifying number.
You may also be asked to show your driver’s license, passport, or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.
Federal law prohibits the Funds, the Distributor, and other financial institutions from opening accounts unless they receive the minimum identifying information listed above. They also may be required to close your account if they are unable to verify your identity within a reasonable time.
If you are a participant in a qualified retirement plan, you should make purchases through your plan administrator or sponsor, who is responsible for transmitting orders.
The Funds and the Distributor reserve the right to reject any purchase order. Please note that cash, traveler's checks, third-party checks, money orders, and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) generally will not be accepted. The Funds and the Distributor reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value minimum.
The Funds reserve the right to suspend the offering of shares or to reject any specific purchase order. The Funds may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.
Class R6 Shares
Class R6 shares may be purchased without a sales charge. Class R6 shares are offered to the following investors, provided that these investors do not require a Fund or an affiliate of a Fund (including the Fund’s Adviser and any affiliate of the Adviser) to make, and the Fund or affiliate does not pay, any type of servicing, administrative, or revenue sharing payments with respect to Class R6 shares: (1) qualified retirement plans, including, but not limited to 401(k) plans, 457 plans, employer sponsored 403(b) plans, defined benefit plans and other accounts or plans whereby Class R6 shares are held on the books of the Fund through omnibus accounts (either at the plan level or the level of the plan administrator); (2) non-qualified deferred compensation plans; (3) other Funds in the Voya family of funds; and (4) other institutional investors (including, for example, endowment funds and foundations) that: (a) meet a $1 million minimum initial investment requirement and ( b) hold interests in the relevant Fund through a single plan level account held directly through the Fund and not traded through an intermediary. Such availability will be subject to management's determination of appropriateness of investment in Class R6 shares.
Class R6 shares are not available to retail non-retirement accounts, traditional and Roth individual retirement accounts (“IRAs”), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and 529 college savings plans. Class R6 shares also are not available to retail, advisory fee-based wrap programs or to adviser-sold donor-advised funds.
In addition to the above investors, certain existing Class I shareholders of a Fund may exchange all of their Class I shares for Class R6 shares of the Fund within one year after the commencement of operations of Class R6 shares of the Fund provided: (1) the shareholder meets the requirements for investment in Class R6 shares as stated above; and (2) the shareholder does not require the Fund or an affiliate of the Fund to make, and the Fund or affiliate (including
25

HOW TO BUY SHARES (continued)

the Fund's adviser and any affiliate of the adviser) does not pay, any type of servicing, administrative, or revenue sharing payments with respect to Class R6 shares. All exchanges within the same Fund are subject to the discretion of the Distributor to permit or reject such exchanges.
Make your investment using the purchase minimum guidelines in the following table.
Minimum Investments	Class	Initial Purchase	Subsequent Purchases
Certain institutional accounts	R6	$1,000,000	No minimum
Certain retirement plans	R6	None	No minimum
Non-qualified deferred compensation plan	R6	None	No minimum
Certain omnibus accounts	N/A	N/A	N/A
Pre-Authorized Investment Plan	N/A	N/A	N/A
The minimum initial investment requirement for Class R6 shares is $1 million for certain institutional accounts. There is no minimum initial investment requirement for certain retirement plans and non-qualified deferred compensation plans.
Make your investment using the methods outlined in the following table. Investors wishing to purchase Class R6 shares should contact their plan administrator. Please refer to the plan document for information regarding buying and selling shares.
Buying Shares	Opening an Account	Adding to an Account
By Contacting Your Financial Intermediary	A financial intermediary with an authorized firm can help you establish and maintain your account.	Contact your financial intermediary.
By Mail	Make your check payable to Voya Investment Management and mail it with a completed Account Application. Please indicate your financial intermediary on the New Account Application.	Fill out the Account Additions form at the bottom of your account statement and mail it along with your check payable to Voya Investment Management to the address on the account statement. Please write your account number on the check.
By Wire	Call Shareholder Services at 1-800-992-0180 to obtain an account number and indicate your financial intermediary on the account.
Instruct your bank to wire funds to the Fund in the care of:
Bank of New York Mellon
ABA # 011001234
credit to: BNY Mellon Investment Servicing (U.S.) Inc. as Agent for Voya mutual funds
A/C #0000733938; for further credit to Shareholder A/C #
(A/C # you received over the telephone)
Shareholder Name:
       (Your Name Here)
After wiring funds you must complete the Account Application and send it to:
Voya Investment Management
P.O. Box 9772
Providence, RI
	02940-9772	Wire the funds in the same manner described under “Opening an Account.”
26

HOW TO BUY SHARES (continued)

27

HOW TO SELL SHARES

You may sell shares by using the methods outlined in the following table. Under unusual circumstances, a Fund may suspend the right of redemption as allowed by the SEC or federal securities laws.
If you are a participant in a qualified retirement plan, you should make redemptions through your plan administrator or sponsor, who is responsible for transmitting orders.
Selling Shares	To Sell Some or All of Your Shares
By Contacting Your Financial Intermediary	You may sell shares by contacting your financial intermediary. Financial intermediaries may charge for their services in connection with your redemption request but neither the Fund nor the Distributor imposes any such charge.
By Mail	Send a written request specifying the Fund name and share class, your account number, the name(s) in which the account is registered, and the dollar value or number of shares you wish to redeem to:
Voya Investment Management
P.O. Box 9772
Providence, RI 02940-9772
If certificated shares have been issued, the certificate must accompany the written request. Corporate investors and other associations must have an appropriate certification on file authorizing redemptions. A suggested form of such certification is provided on the Account Application. A signature guarantee may be required.
By Telephone - Expedited Redemption	You may sell shares by telephone on all accounts, other than retirement accounts, unless you check the box on the Account Application which signifies that you do not wish to use telephone redemptions. To redeem by telephone, call a Shareholder Services Representative at 1-800-992-0180.
Receiving Proceeds By Check:
You may have redemption proceeds (up to a maximum of $100,000) mailed to an address which has been on record with Voya Investment Management for at least 30 days.
Receiving Proceeds By Wire:
You may have redemption proceeds (subject to a minimum of $5,000) wired to your pre-designated bank account. You will not be able to receive redemption proceeds by wire unless you check the box on the Account Application which signifies that you wish to receive redemption proceeds by wire and attach a voided check. Under normal circumstances, proceeds will be transmitted to your bank on the business day following receipt of your instructions, provided redemptions may be made. In the event that share certificates have been issued, you may not request a wire redemption by telephone.
Execution of Requests
Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the transfer agent or the Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth under “How to Buy Shares” have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after Market Close, the shares will not be credited until the next business day. For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must receive your order before Market Close and promptly transmit the order to the transfer agent or the Distributor.
You will receive a confirmation of each new transaction in your account, which also will show you the number of shares you own including the number of shares being held in safekeeping by the transfer agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership.
28

HOW TO SELL SHARES (continued)

Payments
Normally, payment for shares redeemed will be made within three days after receipt by the transfer agent of a request in good order. Each Fund has the right to take up to seven days to pay your redemption proceeds and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined NAV, but a Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. A redemption request made within 30 calendar days after submission of a change of address is permitted only if the request is in writing and is accompanied by a medallion signature guarantee. Redemption requests of an amount of $10 million or more must be submitted in writing by an authorized person.
A medallion signature guarantee may be required in certain circumstances. A request to change the bank designated to receive wire redemption proceeds must be received in writing, signed by an authorized person, and accompanied by a medallion signature guarantee from any eligible guarantor institution. In addition, if you wish to have your redemption proceeds transferred by wire to an account other than your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder’s address of record, you must provide a medallion signature guarantee with your written redemption instructions. Please see the SAI for more details on the medallion signature guarantee program.
Each Fund normally intends to pay in cash for all shares redeemed but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such a case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.
Small Accounts
Due to the relatively high cost of handling small investments, a Fund reserves the right, upon 30 days’ prior written notice, to redeem at NAV, the shares of any shareholder whose account (except for IRAs) has a total value that is less than a Fund's minimum. Before a Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount allowed and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to the minimum before the redemption is processed. Your account will not be closed if its drop in value is due to Fund performance.
29

HOW TO EXCHANGE SHARES

Exchanges Between Shares of Voya Mutual Funds
You may exchange shares of a Fund for shares of the same class of any Voya mutual fund, except for Voya Corporate Leaders Trust Fund, if you otherwise meet the eligibility requirements of the class of shares of the Voya mutual fund to be received in the exchange.
In addition, certain existing Class I shareholders of a Fund may exchange their Class I shares for Class R6 shares of the Fund within one year after the commencement of operations of Class R6 shares of the Fund provided: (1) the shareholder meets the requirements for investment in Class R6 shares as stated in the section of this Prospectus entitled “How to Buy Shares”; and (2) the shareholder does not require the Fund or an affiliate (including the Fund’s Adviser and any affiliate Adviser) of the Fund to make, and the Fund or affiliate does not pay, any type of servicing, administrative, or revenue sharing payments with respect to Class R6 shares. All exchanges within the same Fund are subject to the discretion of the Distributor to permit or reject such exchanges.
Exchanges between classes of shares of the same Fund are not subject to the frequent trading and market timing policies of Voya mutual funds.
Additional Information About Exchanges
Fees and expenses differ among Voya mutual funds and among share classes of the same Fund. Please read the prospectus for the Voya mutual fund and share class you are interested in prior to exchanging into that Voya mutual fund or share class. Contact your financial intermediary or consult your plan documents for additional information.
An exchange of shares of a Fund for shares of another Voya mutual fund is treated as a sale and purchase of shares and may result in the recognition of a gain or loss for federal and state income tax purposes. For exchanges among Voya mutual funds and among classes of shares of the same Fund, you should consult your own tax advisor for advice about the particular federal, state, and local tax consequences to you of the exchange. The total value of shares being exchanged must at least equal the minimum investment requirement of the Voya mutual fund into which they are being exchanged.
If you exchange into Voya Senior Income Fund, your ability to sell or liquidate your investment will be limited. Voya Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis. It is not expected that a secondary market for Voya Senior Income Fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, Voya Senior Income Fund will normally make monthly repurchase offers for not less than 5% of its outstanding common shares. If more than 5% of Voya Senior Income Fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege into Voya Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the Voya Senior Income Fund prospectus or any other Voya mutual fund prospectus by calling 1-800-992-0180 or by going to www.voyainvestments.com.
In addition to each Fund available in this Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any other Voya mutual fund should carefully review the prospectus of that fund before exchanging their shares. Investors may obtain a copy of a prospectus of any Voya mutual fund not discussed in this Prospectus by calling 1-800-992-0180 or by going to www.voyainvestments.com.
You will automatically have the ability to request an exchange between Voya mutual funds by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days’ prior notice to shareholders.
30

FREQUENT TRADING - MARKET TIMING

The Funds are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Funds. The Funds reserve the right, in their sole discretion and without prior notice, to reject, restrict, or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a shareholder's or retirement plan participant's intermediary that the Funds determine not to be in the best interest of the Funds. Such action may include, but not be limited to: rejecting additional purchase orders, whether directly or by exchange; extending settlement of a redemption up to seven days; rejecting all purchase orders from broker-dealers or their registered representatives suspected of violating the Funds' frequent trading policy; or termination of the selling group agreement or other agreement with broker-dealers or other financial intermediaries associated with frequent trading. The Funds will not be liable for any loss resulting from rejected orders or other actions as described above.
The Funds believe that market timing or frequent, short-term trading in any account, including a retirement plan account, is not in the best interest of the Funds or their shareholders. Due to the disruptive nature of this activity, it can adversely affect the ability of the Adviser or Sub-Adviser (if applicable) to invest assets in an orderly, efficient manner. Frequent trading can raise Fund expenses through: increased trading and transaction costs; increased administrative costs; and lost opportunity costs. This in turn can have an adverse effect on Fund performance.
Funds that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in Funds which do not invest in foreign securities. For example, if trading in a security held by a Fund is halted and does not resume prior to the time the Fund calculates its NAV such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing and other potential pricing discrepancies. Currently, Interactive Data Pricing and Reference Data, Inc. provides such services to the Funds. However, to the extent that a Fund does not immediately reflect these changes in market conditions, short-term trading may dilute the value of the Funds' shares which negatively affects long-term shareholders.
The Funds' Board has adopted policies and procedures designed to deter frequent, short-term trading in shares of the Funds. In general, shareholders may make exchanges among their accounts with Voya mutual funds once every thirty (30) days. However, the Funds prohibit frequent trading. The Funds have defined frequent trading as follows:
•	Any shareholder or financial adviser who initiated exchanges among all their accounts with the Funds within thirty (30) calendar days of a previous exchange. All exchanges occurring on the same day for all accounts (individual, IRA, 401(k), etc.) beneficially owned by the same shareholder will be treated as a single transaction for purposes of this policy;
•	Trading deemed harmful or excessive by the Funds (including but not limited to patterns of purchases and redemptions), in their sole discretion; and
•	Trades initiated by financial advisers, among multiple shareholder accounts, that in the aggregate are deemed harmful or excessive.
The following transactions are excluded when determining whether trading activity is excessive:
•	Purchases and sales of Fund shares in the amount of $5,000 or less;
•	Transfers associated with systematic purchases or redemptions;
•	Purchases and sales of funds that affirmatively permit short-term trading;
•	Rebalancing to facilitate fund-of-fund arrangements or the Funds' systematic exchange privileges;
•	Purchases or sales initiated by Voya mutual funds; and
•	Transactions subject to the trading policy of an intermediary that the Funds deem materially similar to the Funds' policy.
Please note that while money market funds permit short-term trading, an exchange between a money market fund and another fund that does not permit short-term trading will count as an exchange for purposes of this policy.
31

FREQUENT TRADING - MARKET TIMING (continued)

If a violation of the policy is identified, the following action will be taken:
•	Upon the first violation of this policy in a calendar year, purchase and exchange privileges shall be suspended for ninety (90) days. For example, if an exchange is initiated on February 1st, and a second exchange is initiated on February 15th, trading privileges shall be suspended for ninety (90) days from February 1st.
•	Upon a second violation in a calendar year, purchase and exchange privileges shall be suspended for one hundred and eighty (180) days.
•	No purchases or exchanges will be permitted in the account and all related accounts bearing the same Tax ID or equivalent identifier.
On the next business day following the end of the ninety (90) or one hundred and eighty (180) day suspension, any trading restrictions placed on the account(s) shall be removed.
The Funds reserve the right to modify this policy at any time without prior notice.
Although the restrictions described above are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in the Funds will occur. Moreover, in enforcing such restrictions, the Funds are often required to make decisions that are inherently subjective. The Funds strive to make these decisions to the best of their abilities in a manner that they believe is in the best interest of shareholders.
Shareholders may invest in the Funds through omnibus account arrangements with financial intermediaries. Omnibus accounts permit intermediaries to aggregate their clients' transactions and in these circumstances, the identity of the shareholder is often unknown. Such intermediaries include broker-dealers, banks, investment advisers, record keepers, retirement plans, and fee-based accounts such as wrap fee programs. Omnibus accounts generally do not identify customers' trading activity on an individual basis. The Funds' Administrator has agreements in place with intermediaries which require such intermediaries to provide detailed account information, including trading history, upon request of the Funds. There is no assurance that the Funds' Administrator will request such information with sufficient frequency to detect or deter excessive trading or that review of such information will be sufficient to detect or deter excessive trading in omnibus accounts effectively.
In some cases, the Funds will rely on the intermediaries' excessive trading policies and such policies shall define the trading activity in which the shareholder may engage. This shall be the case where the Funds are used in certain retirement plans offered by affiliates. With trading information received as a result of the agreements, the Funds may make a determination that certain trading activity is harmful to the Funds and their shareholders even if such activity is not strictly prohibited by the intermediaries' excessive trading policy. As a result, a shareholder investing directly or indirectly in one of the Funds may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary.
32

PAYMENTS TO FINANCIAL INTERMEDIARIES

Voya mutual funds are distributed by the Distributor. The Distributor is a broker-dealer that is licensed to sell securities. The Distributor generally does not sell directly to the public but sells and markets its products through intermediaries such as other broker-dealers. Each Voya mutual fund also has an investment adviser which is responsible for managing the money invested in each of the mutual funds. No dealer compensation is paid from the sale of Class R6 shares of a Fund. Class R6 shares do not have sales commissions, pay 12b-1 fees, or make payments to financial intermediaries/broker-dealers for assisting the Distributor in promoting the sales of a Fund's shares. In addition, neither a Fund nor its affiliates make any type of administrative, service, or revenue sharing payments in connection with Class R6 shares.
33

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions
The Funds generally distribute most or all of their net earnings in the form of dividends, consisting of ordinary income and capital gains distributions. Each Fund distributes capital gains, if any, annually. Each Fund (except Voya Large Cap Value Fund) also declares dividends and pays dividends consisting of ordinary income, if any, annually.
Voya Large Cap Value Fund pays dividends consisting of ordinary income, if any, quarterly.
To comply with federal tax regulations, the Funds may also pay an additional capital gains distribution.
Dividend Reinvestment
Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on shares of a Fund invested in another Voya mutual fund that offers the same class of shares. If you are a shareholder of Voya Prime Rate Trust, whose shares are not held in a broker or nominee account, you may, upon written request, elect to have all dividends invested into a pre-existing Class A shares account of any open-end Voya mutual fund.
Taxes
The tax discussion in this Prospectus is only a summary of certain U.S. federal income tax issues generally affecting the Funds and their shareholders. The following assumes that each Fund’s shares will be capital assets in the hands of a shareholder. Circumstances among investors may vary, so you are encouraged to discuss investment in the Funds with your tax advisor.
The Funds will distribute all, or substantially all, of their net investment income and net capital gains to their shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive.
Distributions, whether received as cash or reinvested in additional shares, may be subject to federal income taxes and may also be subject to state or local taxes. For mutual funds generally, dividends from net investment income (other than qualified dividend income, exempt interest dividends, and capital gain dividends) and distributions of net short-term capital gains are taxable to you as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares.
Distributions made to a non-corporate shareholder out of “qualified dividend income,” if any, received by a Fund will be subject to tax at the lower rates applicable to net capital gains, provided that the shareholder meets certain holding period and other requirements with respect to its shares.
Selling or exchanging your Fund shares is a taxable event and may result in capital gain or loss. A capital gain or capital loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds. Any capital loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions.
You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. If you purchase shares of a Fund through a financial intermediary, that entity will provide this information to you.
Each Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, a Fund’s failure to qualify as a regulated investment company would result in fund level taxation and therefore, a reduction in income available for distribution.
34

DIVIDENDS, DISTRIBUTIONS, AND TAXES (continued)

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Each Fund is required to withhold a portion, currently 28%, of all taxable dividends, distributions, and redemption proceeds payable to any noncorporate shareholder that does not provide the Funds with a shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding. This is not an additional tax but can be credited against your tax liability.
Shareholders that invest in a Fund through a tax-deferred account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax advisor about investing through such an account.
Foreign shareholders invested in a Fund should consult with their tax advisors as to if and how the U.S. federal income tax law and its withholding requirements apply to them. Generally, a Fund will withhold 30% (or lower applicable treaty rate) on distributions to foreign shareholders.
Foreign Income Taxes. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which may entitle a Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a Fund in advance since the amount of the assets to be invested within various countries is not known.
Cost Basis Reporting. The Internal Revenue Service requires mutual fund companies and brokers to report on Form 1099-B the cost basis on the sale or exchange of Fund shares acquired on or after January 1, 2012 (“covered shares”). If you acquire and hold shares directly through a Fund and not through a financial intermediary, the Fund will use an average cost single category methodology for tracking and reporting your cost basis on covered shares, unless you request, in writing, another cost basis reporting methodology. Information regarding the methods available for cost basis reporting are included in the SAI.
Please see the SAI for further information regarding tax matters.
35

ACCOUNT POLICIES

Account Access
Unless your Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the Internet at www.voyainvestments.com or via a touch tone telephone by calling 1-800-992-0180. Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above.
Privacy Policy
The Funds have adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at 1-800-992-0180, obtain a policy over the Internet at www.voyainvestments.com, or see the privacy promise that accompanies any Prospectus obtained by mail.
Householding
To reduce expenses, we may mail only one copy of a Fund's Prospectus and each annual and semi-annual shareholder report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call a Shareholder Services Representative at 1-800-992-0180 or speak to your investment professional. We will begin sending you individual copies 30 days after receiving your request.
36

INDEX DESCRIPTIONS

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.
The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values.
The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes 2,000 of the smallest securities based on a combination of their market cap and current index membership.
The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratio and higher forecasted growth values.
The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The index represents approximately 31% of the total market capitalization of the Russell 1000® Index companies.
37

FINANCIAL HIGHLIGHTS

The following financial highlights are intended to help you understand each Fund's shares' financial performance for the past five years or, if shorter, the period of the share class' operations. Certain information reflects financial results for a single share. The total returns represent the rate that an investor would have earned (or lost) on an investment in a share of the Funds (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds' financial statements that were audited by KPMG LLP, an independent registered public accounting firm. The report of KPMG LLP, along with the financial statements included in the annual shareholder report dated May 31, 2013, are incorporated herein by reference.
38

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses, net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Voya Large Cap Value Fund
Class R6
05-31-13(4) - 05-31-13	12.84	0.00*	0.00*	0.00*	—	—	—	—	—	12.84	0.00	0.79	0.78	0.78	1.92	3	123
Voya MidCap Opportunities Fund
Class R6
05-31-13(4) - 05-31-13	24.58	0.00*	0.00*	0.00*	—	—	—	—	—	24.58	0.00	0.88	0.88	0.88	0.37	3	81
Voya SmallCap Opportunities Fund
Class R6
05-31-13(4) - 05-31-13	52.86	0.00*	0.00*	0.00*	—	—	—	—	—	52.86	0.00	1.08	1.05	1.05	(0.12)	3	45
See Accompanying Notes to Financial Highlights
39

ACCOMPANYING NOTES TO FINANCIAL HIGHLIGHTS

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions, and return of capital distributions, if any, at net asset value. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.
(4)	Commencement of operations.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.
40

TO OBTAIN MORE INFORMATION
You'll find more information about the Funds in our:
ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS
In the Funds' annual/semi-annual shareholder reports, you will find a discussion of the recent market conditions and principal investment strategies that significantly affected the Funds' performance during the last fiscal year, the financial statements and the independent registered public accounting firm's reports (in the annual shareholder report only).
STATEMENT OF ADDITIONAL INFORMATION
The SAI contains more detailed information about the Funds. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.
Please write, call or visit our website for a free copy of the current annual/semi-annual shareholder reports, the SAI, or other Fund information.
To make shareholder inquiries contact:
Voya Investment Management
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034
1-800-992-0180
or visit our website at www.voyainvestments.com
This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-551-8090 for information on the operation of the Public Reference Room. Otherwise, you may obtain the information for a fee, by contacting the SEC at:
U.S. Securities and Exchange Commission
Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549
or at the e-mail address: publicinfo@sec.gov
Or obtain the information at no cost by visiting the SEC's Internet website at www.sec.gov.
When contacting the SEC, you will want to refer to the Funds' SEC file number. The file number is as follows:
Voya Equity Trust	811-8817
Voya Large Cap Value Fund Voya MidCap Opportunities Fund Voya SmallCap Opportunities Fund

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